Exhibit 4.49.1

BOND CERTIFICATE WITH TERMS AND CONDITIONS

CHINA METRO-RURAL HOLDINGS LIMITED

(a company limited by shares incorporated in the British Virgin Islands)

US$5,000,000 10% CONVERTIBLE BOND DUE 2016

Certificate number: 1

Issued pursuant to a resolution of the board of directors of China Metro-Rural Holdings Limited (the “Issuer”) passed on December 9, 2013.

THE ISSUER HEREBY CERTIFIES that Cheng Chung Hing is the registered holder of US$5,000,000 in principal amount of the above-mentioned convertible bond (the “Bond”). The Bond is issued with the benefit of and subject to the provisions of the terms and conditions (the “Conditions”) attached hereto, as the same may be amended from time to time, which shall form an integral part of this Certificate.

For value received, the Issuer promises to pay the person who appears at the relevant time on the register of bondholders as the holder of the Bond in respect of which this Certificate is issued such amount or amounts as shall become due in respect of the Bond and otherwise to comply with the Conditions.

Any reference herein to the Conditions is to the terms and conditions of the Bond attached hereto and any reference to a numbered Condition is to the correspondingly numbered provision thereof.

This Certificate is evidence of entitlement only. Title to the Bond passes only on due registration in the register of bondholders and only the duly registered holder is entitled to payment on the Bond in respect of which this Certificate is issued.

This Certificate shall not be valid for any purpose until executed by the Issuer.

This Certificate and the Bond are governed by and shall be construed in accordance with the laws of the Hong Kong Special Administrative Region of the People’s Republic of China.

Issued by and under the common seal of the Issuer this 20th day of December, 2013.

THE COMMON SEAL of	)
CHINA METRO-RURAL HOLDINGS LIMITED	)
was affixed hereto in the presence of:	)

Name: Sio Kam Seng
Director

Notes: The Bond cannot be transferred to bearer on delivery and is only transferable to the extent permitted by Condition 16. This Certificate must be delivered to the specified office of the Issuer for cancellation and reissue of an appropriate Certificate in the event of any such transfer.

TERMS AND CONDITIONS OF THE BOND

1	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In these Conditions, the following terms and expressions shall, unless the context otherwise requires, have the following meanings.

“Act” has the meaning specified in Condition 10.1.

“Authorisation” means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration (in each case whether preliminary, interim, conditional or otherwise).

“Authority” means any competent governmental, administrative, supervisory, regulatory, judicial, determinative, disciplinary, enforcement or tax raising body, authority, agency, board, department, court or tribunal of any jurisdiction (including any relevant securities exchange) and whether supranational, national, regional or local.

“Bond” means this US$5,000,000 10% convertible bond due 2016 of the Issuer.

“Bond Documents” means the Certificate, these Conditions and any other document designated as a Bond Document by the Bondholder and the Issuer.

“Bondholder” and “holder” means Cheng Chung Hing or any other person to whom the Bond is transferred pursuant to Condition 16.1 and in whose name the Bond is registered.

“Business Day” means a day on which banks are open for business in Hong Kong, the PRC and the State of New York (other than a Saturday, Sunday or public holiday or a day on which a tropical cyclone warning No. 8 or above or a “black rainstorm warning signal” is hoisted or remains hoisted in Hong Kong at any time between 9:00 a.m. and 5:00 p.m.) and, in the case of the surrender of the Certificate, in the place where the Certificate is surrendered.

“Certificate” has the meaning specified in Condition 3.

“Conditions” means these Terms and Conditions of the Bond as set forth herein.

“Conversion Date” has the meaning specified in Condition 8.4(b).

“Conversion Notice” means a written notice of conversion in substantially the form set out in Annexure 2.

“Conversion Period” has the meaning specified in Condition 8.1.

“Conversion Price” means the price per Conversion Share at which Conversion Shares will be issued upon the exercise of the Conversion Right attached to the Bond, which price being initially US$1.30, subject to adjustment as provided in these Conditions.

“Conversion Right” means a right to convert the Bond into Conversion Shares pursuant to Condition 8.1.

“Conversion Shares” mean the Shares to be issued to the Bondholder upon the exercise of the Conversion Right attached to the Bond.

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“Equivalent Amount” has the meaning specified in Condition 8.4(c)(iv).

“Event of Default” means any event or circumstance described as such in Condition 13.1.

“Group” means the Issuer and its Subsidiaries, namely, M.S. Electronic Emporium Limited, China Metro-Rural Limited, China Metro-Rural Exchange Limited, China Northeast Logistics City Co., Ltd. , Tieling North Asia Development Co., Ltd. , Tieling Northeast City Advertising Co., Ltd. , Tieling North Asia Property Management Co., Ltd. , Tieling Northeast City Motor Vehicle Trading Co., Ltd. , China Metro-Rural Development Limited, China Northeast Logistics City Dezhou Co., Ltd. , Dezhou Northeast City Property Co., Ltd. , Dezhou North Asia Property Management Co., Ltd. , China Northeast Logistics City Shenzhen Co., Ltd. , China Glorious City Strategic Limited, China Glorious City Investments Limited, China Glorious City Construction Limited, China Glorious City Development Limited, China Glorious City (Hengyang) Co., Ltd. , Shenyang Jiataihe Investments Co., Ltd. , China Glorious City Strategic(Zhoukou) Co., Ltd , China Glorious City Investments (Zhoukou) Co., Ltd , Hengyang China Glorious City Business Co., Ltd , Hengyang China Glorious City Logistics Co., Ltd. , Hengyang China Glorious Property Co., Ltd. , Hengyang Huayan Property Co., Ltd. and Hengyang Huaqian Property Co., Ltd. , and “Group Member” means any of those persons.

“HKIAC” has the meaning specified in Condition 20(c)(i).

“Hong Kong” means the Hong Kong Special Administrative Region of the PRC.

“Issue Date” means the date on which the Bond is issued.

“Issuer” means China Metro-Rural Holdings Limited, a company limited by shares incorporated in the British Virgin Islands.

“Interest Payment Date” has the meaning specified in Condition 7.1.

“Interest Record Date” has the meaning specified in Condition 11.1(b).

“Law” means, in respect of a person, all civil and common law, statute, subordinate legislation, treaty, regulation, directive, decision, by-law, ordinance, circular, code, order, notice, demand, decree, injunction, resolution or judgment of any Authority (including the rules and regulations of the NYSE MKT or any other applicable stock exchange) applicable to or affecting such person, its business, employees or assets in any jurisdiction.

“Maturity Date” means December 19, 2016.

“Maturity Redemption Amount” has the meaning specified in Condition 14.

“NYSE MKT” means NYSE MKT LLC.

“PRC” means the People’s Republic of China excluding, for the purpose of these Conditions, Hong Kong, Macau Special Administrative Region and Taiwan.

“Redemption Amount” has the meaning specified in Condition 12.1.

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“Redemption Notice” means any notice of redemption delivered by the Bondholder to the Issuer in accordance with these Conditions and substantially in the form set out in Annexure 3.

“Register” has the meaning specified in Condition 5.

“Registration Date” has the meaning specified in Condition 8.4(c)(ii).

“Security” means any lien, pledge, encumbrance, charge (fixed or floating), mortgage, third party claim, debenture, option, right of pre-emption, right to acquire, assignment by way of security, trust arrangement for the purpose of providing security or security interests of any kind (including retention arrangements or other encumbrances and any agreement to create any of the foregoing).

“Shareholder” means a registered holder of Shares.

“Shares” means ordinary shares in the capital of the Issuer.

“Subsidiary” means, as of the relevant date of determination, with respect to any person (the “subject entity”), (a) any person: (i) more than 50% of whose shares or other interests entitled to vote in the election of directors or (ii) more than 50% of whose interest in the profits or capital are owned or controlled directly or indirectly by the subject entity or through one (1) or more Subsidiaries of the subject entity, or (b) any person with respect to which the subject entity has the power to otherwise direct the business and policies of that person directly or indirectly through another Subsidiary.

“U.S.” means the United States of America.

“US$” means U.S. dollars, the lawful currency of the U.S.

1.2	Interpretation

(a)	Unless a contrary indication appears, any reference in these Conditions to:

(i)	“assets” includes present and future properties, revenues and rights of every description;

(ii)	the Bondholder, any Group Member or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees;

(iii)	a “person” includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium or partnership (whether or not having separate legal personality);

(iv)	a reference to any Hong Kong legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of any jurisdiction other than Hong Kong, be deemed to include what most nearly approximates the Hong Kong legal term in that jurisdiction and references to any Hong Kong statute or enactment shall be deemed to include any equivalent or analogous laws or rules in any other jurisdiction;

(v)	a reference to any law or enactment includes references to: (A) that law or enactment as re-enacted, amended, extended or applied by or under any other

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enactment (before or after the Issue Date); (B) any law or enactment which that law or enactment re-enacts (with or without modification); and (C) any subordinate legislation made under any law or enactment, as re-enacted, amended, extended or applied, as described in paragraph (A) above, or under any law or enactment referred to in paragraph (B) above, and “law” and “enactment” includes any legislation in any jurisdiction;

(vi)	a “Bond Document” or any other agreement or instrument is a reference to that Bond Document or other agreement or instrument as amended, novated, supplemented, extended or restated;

(vii)	words importing the singular include the plural and vice versa, and words importing a gender include every gender;

(viii)	a time of day is a reference to Hong Kong time; and

(ix)	the words “include” and “including” shall be construed without limitation.

(b)	The headings in these Conditions are inserted for convenience only and shall not affect the construction of these Conditions.

2	STATUS

The Bond constitutes the direct, unsecured, unconditional and unsubordinated obligations of the Issuer and is issued with the benefits of these Conditions. The payment obligations of the Issuer under the Bond shall (save for such exceptions as may be provided by mandatory provisions of Law) at all times rank at least equally with all other present and future unsecured, unconditional and unsubordinated obligations of the Issuer. No application will be made for a listing of the Bond.

3	FORM AND DENOMINATION

The Bond is issued in registered form. On the Issue Date, a definitive bond certificate (the “Certificate”) shall be issued to the Bondholder in respect of his registered holding of the Bond. The Bond and the Certificate shall be numbered serially with an identifying number which shall be recorded on the Certificate and in the Register.

4	TITLE

Title to the Bond passes only by transfer and registration in the Register pursuant to Condition 16.1. The Bondholder shall (except as otherwise required by Law) be treated as the absolute owner of the Bond for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any interest in it or any writing on, or the theft or loss of, the Certificate issued in respect of it) and no person shall be liable for so treating the holder.

5	REGISTER

The Issuer shall maintain a register of bondholders (the “Register”) on which shall be entered the name, address and bank account details of the Bondholder and the particulars of the Bond held by the Bondholder.

6	COVENANTS

6.1	Authorisations

The Issuer shall promptly obtain, comply with and do all that is necessary to maintain in full force and effect any Authorisation required under Law to enable it to perform its obligations under the Bond Documents.

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6.2	Other Covenants in relation to Conversion Right

For so long as the Bond shall remain outstanding, unless with the Bondholder’s consent, the Issuer shall pay the expenses of the issue of, and all expenses of obtaining and maintaining a listing on the NYSE MKT for, the Conversion Shares.

6.3	Bondholder’s Covenant to Subscribe for the Other Convertible Bond

The Bondholder hereby covenants to subscribe for the issue of another US$10,000,000 10% convertible bond due 2016 on substantially the same terms and conditions as this Bond within ninety (90) days of the Issue Date.

7	INTEREST

7.1	Interest Rate and Interest Payment Dates

The Bond bears interest on its outstanding principal amount from and including the Issue Date at the rate of 10% per annum. Interest is payable semi-annually in arrears on the last day of every six months from the Issue Date (each an “Interest Payment Date”). If an Interest Payment Date would otherwise fall on a day which is not a Business Day, it shall be postponed to the next day which is a Business Day.

7.2	Interest Accrual and Payment

(a)	Interest on the Bond shall accrue from the Issue Date on a daily basis and shall be calculated on the basis of the actual number of days elapsed in a year of 365 days, including the first day of the period during which it accrues and including the last day of the period. Interest on the Bond not held for the whole of the period between any two successive Interest Payment Dates shall be calculated on a pro rata basis.

(b)	The Bond shall cease to bear interest:

(i)	where the Conversion Right attached to it shall have been exercised, from and including the Conversion Date; or

(ii)	from the Maturity Date or the due date for redemption of the Bond, unless payment of the full amount due is improperly withheld or refused or default is otherwise made in respect of any such payment, and in such event, interest shall continue to accrue at the rate provided in Condition 7.1, up to but excluding the date on which all sums due in respect of the Bond are received by or on behalf of the holder thereof. If interest is required to be calculated for a period of less than one year, it shall be calculated on the basis of the actual number of days elapsed in a year of 365 days.

(c)	Save as provided in Conditions 8.4(c)(iii), 12, 13 and 14 the Issuer shall pay interest due in respect of the Bond on each Interest Payment Date.

8	CONVERSION

8.1	Conversion Right and Conversion Period

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The Bondholder has the right to convert all but not part of the Bond for Conversion Shares at any time during the Conversion Period; provided that such conversion would not result in the Bondholder, the Issuer or any other person contravening any applicable Law. Such Conversion Right shall be exercised in accordance with Condition 8.4(a)(i). Subject to compliance with these Conditions (including Condition 8.4(a)(i)), the “Conversion Period” shall be the period commencing on the Issue Date and expiring on the close of business (at the place where the Certificate representing the Bond is deposited for conversion) on the earlier of:

(a)	the date which falls five (5) Business Days prior to the Maturity Date; or

(b)	if the Bond shall have been called for redemption prior to the Maturity Date, the close of business (at the place aforesaid) on the date of the Redemption Notice.

8.2	Number of Conversion Shares and Fractions Arising on Conversion

(a)	The number of Conversion Shares to be issued on a conversion of the Bond pursuant to this Condition 8 shall be determined by dividing the principal amount of the Bond by the Conversion Price in effect at the Conversion Date.

(b)	Fractions of Conversion Shares shall not be issued on the conversion of the Bond but rounded down to the nearest whole number of Conversion Shares and no cash adjustments shall be made in respect thereof.

8.3	Revival After Default

Notwithstanding the provisions of Condition 8.1, if:

(a)	the Issuer shall default in making payment in full in respect of the Bond which shall have been called for redemption on the date fixed for redemption thereof; or

(b)	the Bond has become due and payable prior to the Maturity Date by reason of the occurrence of an Event of Default; or

(c)	the Bond is not redeemed on the Maturity Date in accordance with Condition 12.2,

the Conversion Right attaching to the Bond shall revive and/or shall continue to be exercisable up to (and including) the close of business (at the place where the Certificate evidencing the Bond is deposited for conversion) on the date upon which the full amount of the moneys payable in respect of the Bond has been duly received by the Bondholder. If the Certificate and the Conversion Notice are deposited for conversion prior to such date, the Bond shall be converted on the relevant Conversion Date notwithstanding that the Conversion Period may have expired before such Conversion Date.

8.4	Conversion Procedure

(a)	Conversion Notice

(i)	To exercise the Conversion Right attaching to the Bond pursuant to Condition 8.1 the holder thereof must complete, execute and deposit at his own expense during normal business hours at the principal office of the Issuer in Hong Kong:

(A)	a Conversion Notice; and

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(B)	the Certificate.

Except as expressly provided herein, a Conversion Notice once delivered shall be irrevocable and may not be withdrawn unless the Issuer consents in writing to such withdrawal.

(b)	Conversion Date

(i)	Subject to Condition 8.4(b)(ii), the conversion date in respect of the Bond (the “Conversion Date”) must fall at a time when the Conversion Right attaching to that Bond is expressed in these Conditions to be exercisable (subject to Conditions 8.1 and 8.3), and shall be deemed to be the fifth (5th) Business Day following the date of the surrender of the Certificate and delivery of such Conversion Notice and, if applicable, any payment to be made or indemnity given under these Conditions in connection with the exercise of such Conversion Right.

(ii)	In the event the conversion would result in the Bondholder, Issuer or any other person contravening any applicable Law, then for that particular conversion only and in respect of only those Conversion Shares which result in that contravention, the Conversion Date will be the fifth (5th) Business Day after the later of:

(A)	the date the issue of those Conversion Shares would no longer result in that contravention; and

(B)	the date of the surrender of the Certificate and delivery of such Conversion Notice and, if applicable, any payment to be made or indemnity given under these Conditions in connection with the exercise of such Conversion Right.

(c)	Issue of Shares and Registration

(i)	As soon as practicable on the Conversion Date, the Issuer shall, upon exercise by the Bondholder of the Conversion Right pursuant to Condition 8.1 and in respect of which a duly completed Conversion Notice and the Certificate having been delivered as required by this Condition 8.4, issue to the Bondholder the relevant number of Conversion Shares and shall immediately upon the issue of those Conversion Shares:

(A)	instruct the Issuer’s share registry to as soon as practicable:

(I)	enter the Bondholder in the register of members of the Issuer (if any) as the holder of those Conversion Shares; and

(II)	despatch a single share certificate in respect of all of those Conversion Shares issued on conversion of the Bond subject to the same Conversion Notice and which are to be registered in the same name.

(ii)	The Bondholder shall become the holder of record of the number of Conversion Shares issuable upon conversion with effect from the date such person is registered as such in the Issuer’s register of members (the “Registration Date”). The Conversion Shares shall in all respects (including rights to dividends) rank pari passu with the Shares in issue on the relevant Registration Date.

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(iii)	Upon conversion and on the Registration Date, the Issuer shall pay to the Bondholder any interest accruing on the converted Bond since (but excluding) the Interest Payment Date last preceding the relevant Conversion Date up to (but excluding) the Conversion Date.

(iv)	If the record date for the payment of any dividend or other distribution in respect of the Shares is on or after the Conversion Date of the Bond, but before the Registration Date, the Issuer shall pay to the converting Bondholder an amount (the “Equivalent Amount”) in US$ equal to the amount of any such dividend or other distribution to which the Bondholder would have been entitled had it on that record date been a Shareholder on record and shall make the payment at the same time as it makes payment of the dividend or other distribution to other Shareholders, or as soon as practicable thereafter. The Equivalent Amount shall be paid by means of transfer to the registered account of the Bondholder or by US$ cheque drawn on a bank in Hong Kong and mailed to the registered address of the Bondholder specified in the relevant Conversion Notice if he does not have a registered account. In these Conditions a “record date” means a date fixed by the constitutional documents of the Issuer or otherwise specified for the purpose of determining entitlements to dividends or other distributions to, or rights of, Shareholders.

9	ADJUSTMENTS TO CONVERSION PRICE

9.1	Conversion Price Adjustment – Consolidation, Subdivision or Reclassification

The Conversion Price shall be subject to adjustment if and whenever the Shares shall be consolidated, subdivided or reclassified.

In such an event, the Conversion Price in force immediately prior thereto shall be adjusted by multiplying it by the following fraction:

A
B

where:

A	is the aggregate number of issued Shares immediately before such consolidation, sub-division or reclassification; and

B	is the aggregate number of issued Shares immediately after such consolidation, sub-division or reclassification.

Such adjustment shall become effective on the date the consolidation, sub-division or reclassification (as the case may be) takes effect.

9.2	Rounding and Minor Adjustments

On any adjustment, the resultant Conversion Price, if not an integral multiple of US$0.01, shall be rounded down to the nearest US$0.01. No adjustment shall be made to the Conversion Price if such adjustment (rounded down if applicable) would be less than 1% of the Conversion Price then in effect. Any adjustment not required to be made, and any amount by which the Conversion Price has been rounded down, shall be carried forward and taken into account in any subsequent adjustment.

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9.3	Employee Share Scheme

No adjustment shall be made to the Conversion Price where Shares or other securities (including rights, warrants or options) are issued, offered, exercised, allotted, appropriated, modified or granted to or for the benefit of employees or former employees (including directors holding or formerly holding executive office) of the Issuer or any Group Member pursuant to any employee share scheme or plan (including a dividend reinvestment plan).

9.4	Notice of Change in Conversion Price

The Issuer shall give notice to the Bondholder in accordance with Condition 18 of any change in the Conversion Price. Any such notice relating to a change in the Conversion Price shall set forth: (i) the event giving rise to the adjustment; (ii) the Conversion Price prior to such adjustment; (iii) the adjusted Conversion Price; and (iv) the effective date of such adjustment.

10	REPRESENTATIONS AND WARRANTIES OF THE BONDHOLDER

10.1	The Bondholder hereby acknowledges and represents and agrees that (i) neither the Bond nor the Conversion Shares has been or will be registered under the U.S. Securities Act of 1933, as amended from time to time (the “Act”), or any other U.S. federal or state securities or “Blue Sky” laws, and may be resold within the jurisdiction of the United States or to U.S. Persons as defined in Rule 902(o) of Regulation S only if registered pursuant to the provisions of the Act and all applicable U.S. federal and state securities laws or if an exemption from such registration is available; (ii) the Issuer is not required and has no present intention to register the Bond or the Conversion Shares under the Act or any other securities laws; and (iii) any transfer of the Bond or any Conversion Shares must comply with the constitutional documents of the Issuer and all applicable U.S. federal and state securities laws. The Bondholder further acknowledges that if an exemption from registration of the Bond or the Conversion Shares is available under the Act or any other applicable securities law, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Bond or Conversion Shares and requirements relating to the Issuer that are outside of the Bondholder’s control and that the Issuer is under no obligation, and may not be able, to satisfy.

10.2	The Bondholder hereby represents and warrants to the Issuer that he (i) is a sophisticated individual that is an accredited investor within the meaning of Rule 501 under the Act, (ii) is able to protect his own interests and bear the economic risk associated with the purchase of the Bond or the Conversion Shares, (iii) has received such information as he deems necessary and appropriate to make an informed decision regarding the purchase of the Bond or the Conversion Shares, (iv) has such knowledge and experience, and has made investments of a similar nature, so as to be aware of the risks and uncertainties inherent in the purchase of investments of the type contemplated by the Bond Documents, and (v) has independently and without reliance upon the Issuer, and based on such information as the Bondholder has deemed appropriate, made his own analysis and decision to subscribe for the Bond and/or the Conversion Shares. He acknowledges that the Issuer has not given, and is not required to give, the Bondholder any investment advice, credit information or opinion on whether the subscription of the Bond or the Conversion Shares is prudent.

10.3	The Bondholder hereby represents and warrants to the Issuer that either it has been duly formed and is validly existing as a corporation or other legal entity in good standing under the laws of its jurisdiction of incorporation or is an individual who is not a citizen or resident of the U.S. The Bondholder is not organized under the laws of the U.S. and is not a “U.S. Person” as that term is defined in Rule 902(o) of Regulation S under the Act.

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10.4	The Bondholder hereby represents and warrants to the Issuer that the Bond and any Conversion Shares are being acquired for investment for the Bondholder’s own account, not as nominee or agent or on behalf of any U.S. Person as defined in Rule 902(o) of Regulation S, and the Bondholder has no intention of distributing or reselling, or granting any participation in, the Bond or the Conversion Shares, or any part thereof, except in accordance with the Act, the rules and regulations of the U.S. Securities and Exchange Commission promulgated thereunder and all other applicable securities laws, rules and regulations.

10.5	The Bondholder hereby represents and warrants to the Issuer that to the best knowledge of the Bondholder, the Bond, the Bond Documents and the transactions contemplated by them are not part of a plan or scheme to evade the registration provisions of the Act.

10.6	The Bondholder hereby acknowledges, represents and warrants that the Issuer has not made an offer to issue the Bond to the Bondholder in the U.S. other than as permitted in the case of an account managed by a professional fiduciary resident in the U.S. within the meaning of Section 902(o)(2) of Regulation S. At the time of the issue of the Bond and the execution of the Bond Documents and, to the best knowledge of the Bondholder, at the time the issue of the Bond originated, the Bondholder was located and resident outside the U.S., other than as permitted in the case of an account managed by a professional fiduciary resident in the U.S. within the meaning of Section 902(o)(2) of Regulation S.

10.7	The Bondholder hereby acknowledges that no public market now exists for the Bond or the Conversion Shares and that the Issuer has not provided any assurance that a public market will ever exist for the Bond or the Conversion Shares.

10.8	The Bondholder hereby acknowledges, represents and warrants that he has had an opportunity to (i) review the terms and conditions of the Bond Documents, the constitutional documents of the Issuer and any other documents related to the transactions contemplated under the Bond Documents, (ii) to secure all such information as he deems necessary regarding the business, management, properties, prospects and financial condition of each Group Member and (iii) to consult with counsel regarding the subject matter of the Bond Documents. The Bondholder hereby further acknowledges that the Issuer has not made or given any implied or express representations or warranties. In particular, no representations are made and no warranties are given by the Issuer in respect of the business, management, properties, prospects and financial condition of each Group Member.

10.9	The Bondholder hereby acknowledges and understands that the Bond, the Conversion Shares, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

“THE SHARES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“TRANSFER OF THESE SHARES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

10.10	The Bondholder hereby consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer of the Bond or Shares set forth in these Conditions.

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11	PAYMENTS

11.1	Principal and interest

Payment of principal and interest due:

(a)	other than on an Interest Payment Date shall be made by transfer to the registered account of the Bondholder or by US$ cheque drawn on a bank in Hong Kong mailed to the registered address of the Bondholder if he does not have a registered account. Payment of principal shall only be made after surrender of the Certificate at the principal place of business of the Issuer in Hong Kong; and

(b)	on an Interest Payment Date shall be paid on the due date for the payment of interest to the holder shown on the Register at the close of business on the fifth (5th) day before the due date for the payment of interest (the “Interest Record Date”). Payments of interest on the Bond shall be made by transfer to the registered account of the Bondholder or by US$ cheque drawn on a bank in Hong Kong mailed to the registered address of the Bondholder if he does not have a registered account.

11.2	Rounding

When making payments to or for the benefit of the Bondholder, fractions of one cent shall be rounded down to the nearest cent.

11.3	Registered Accounts

For the purposes of this Condition, the Bondholder’s registered account means the US$ account maintained by or on behalf of the Bondholder with a bank in Hong Kong or any other jurisdiction, details of which appear on the Register at the close of business on the second Business Day before the due date for payment, and the Bondholder’s registered address means his address appearing on the Register at that time.

11.4	Fiscal Laws

All payments are subject in all cases to Law. No commissions or expenses shall be charged to the Bondholder in respect of such payments.

11.5	Payment Initiation

(a)	Where payment is to be made by transfer to a registered account, payment instructions (for value on the due date or, if that is not a Business Day, for value on the first following day which is a Business Day) shall be initiated and, where payment is to be made by cheque, the cheque shall be mailed (at the risk and, if mailed at the request of the holder otherwise than by ordinary mail, expense of the holder) on the due date for payment (or, if it is not a Business Day, the immediately following Business Day) or, in the case of a payment of principal, if later, on the Business Day on which the Certificate is surrendered at the principal place of business of the Issuer in Hong Kong.

(b)	If any date for payment is not a Business Day, the Bondholder shall not be entitled to payment until the next following Business Day nor to any interest or other payment

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for any delay after the due date in receiving the amount due, if the Bondholder is late in surrendering its Certificate (if required to do so) or if a cheque mailed in accordance with this Condition arrives after the due date for payment.

12	REDEMPTION AND CANCELLATION

12.1	Redemption by the Bondholder

The Bondholder shall have the right to require the Issuer to redeem the Bond at any time on or after the date which is eighteen (18) months after the Issue Date by delivering a Redemption Notice together with the Certificate to the Issuer and the Issuer shall redeem the Bond no later than ninety (90) days after receipt of such Redemption Notice and the Certificate at the Redemption Amount. For the purpose of these Conditions, the “Redemption Amount” means the outstanding principal amount of the Bond elected to be redeemed pursuant to this Condition 12, together with any unpaid interest accruing on such outstanding principal amount of the Bond to be redeemed since (but excluding) the Interest Payment Date last preceding the relevant date of redemption up to (but excluding) such date of redemption. A Redemption Notice once delivered shall be irrevocable and may not be withdrawn unless the Issuer consents in writing to such withdrawal.

12.2	Maturity

(a)	Unless previously redeemed or converted and cancelled as provided in these Conditions, the Issuer shall redeem the Bond by payment of the Maturity Redemption Amount in respect of the Bond on the Maturity Date in accordance with these Conditions.

(b)	Except as provided in these Conditions (including Conditions 12 and 13), neither the Issuer nor the Bondholder may redeem the Bond at his option prior to the Maturity Date.

12.3	Cancellation

The Bond shall be cancelled upon redemption or conversion and the Issuer is entitled to update the Register accordingly to reflect such redemption or conversion.

12.4	Notices

All notices given pursuant to this Condition 12 shall be given in accordance with Condition 18.

13	EVENTS OF DEFAULT

13.1	Events or Circumstances Constituting Events of Default

Each of the following events or circumstances is an Event of Default for the purposes of Condition 13.2, unless otherwise agreed by the Bondholder or otherwise expressly permitted under any Bond Document:

(a)	If the Issuer fails to make a payment, whether of principal, interest or otherwise, in accordance with the Bond Documents and such default continues for a period of ten (10) Business Days after the due date for such payment.

(b)	Any failure by the Issuer to deliver any Conversion Shares as and when the Conversion Shares are required to be delivered following conversion of the Bond and such failure continues for more than ten (10) Business Days.

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13.2	Bondholder Rights Upon Event of Default

Upon the occurrence of an Event of Default which is continuing, the Bondholder shall have the right to require the Issuer to redeem the Bond by delivering a Redemption Notice together with the Certificate to the Issuer. A Redemption Notice once delivered shall be irrevocable and may not be withdrawn unless the Issuer consents in writing to such withdrawal. The Issuer shall redeem the Bond no later than ninety (90) days after receipt of such Redemption Notice and the Certificate at the Redemption Amount.

14	MATURITY REDEMPTION AMOUNT

Unless previously redeemed or converted and cancelled as provided in these Conditions, the Issuer shall on the Maturity Date redeem the Bond at the Maturity Redemption Amount. For the purpose of these Conditions, the “Maturity Redemption Amount” means the outstanding principal amount of the Bond, together with any unpaid interest accruing on such outstanding principal amount of the Bond since (but excluding) the Interest Payment Date last preceding the Maturity Date up to (but excluding) the Maturity Date. Except as provided in these Conditions (including Conditions 12 and 13), the Bond shall not be redeemed or repaid prior to the Maturity Date.

15	MODIFICATION AND WAIVER

15.1	Agreement in writing

The Bond and these Conditions may only be varied by agreement in writing between the Issuer and the Bondholder.

15.2	Modification and Waiver

The Bondholder may agree in writing with the Issuer to the waiver or authorisation of any breach, or proposed breach, of the Bond and these Conditions. The Bond and these Conditions may be amended without the consent of the Bondholder to correct a manifest or proven error or to comply with mandatory provisions of Law. Any such modification, waiver or authorisation shall be binding on the Bondholder and any such modification shall be notified by the Issuer to the Bondholder as soon as practicable thereafter.

16	TRANSFER AND REGISTRATION OF THE BOND; ISSUE OF CERTIFICATES

16.1	Procedure for transfer

(a)	Notwithstanding any provision to the contrary in the Bond Documents, the Bond cannot be transferred unless with the written consent of the Issuer and upon the execution of the form of transfer substantially in the form set forth in Annexure 1 endorsed under the hand of the transferor or, where the transferor is a corporation, under its common seal or under the hand of a director or a duly authorised officer in writing. The Bondholder shall cause its shareholders, affiliates, or any other person controlling the Bondholder to abide by this Condition 16 and procure that restrictions set forth in this Condition 16 shall not be avoided by the direct or indirect sale, transfer, disposal, issuance or redemption of any shares (or other interest) in the Bondholder or in a shareholder, affiliate or such other person having control over the Bondholder or otherwise. In this Condition, a reference to “transferor” shall (where the context permits or requires) include joint transferors and be construed accordingly.

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(b)	The transferor of the Bond shall be deemed to remain the holder of the Bond until the name of the transferee is entered in the Register as the holder thereof. Registration of a transfer of the Bond shall be effected without charge by or on behalf of the Issuer, or any registrar of the Issuer, but upon payment by the transferor (or the giving of such indemnity as the Issuer, or any such registrar, may require) in respect of any costs, taxes or other governmental charges which may be imposed in relation to it.

(c)	The Certificate issued in respect of the Bond to be transferred must be delivered for registration to the Issuer accompanied by such other evidence as the Issuer may reasonably require to prove the title of the transferor or his right to transfer the Bond and his identity and, if the form of transfer is executed by some other person on behalf of the transferor or in the case of the execution of a form of transfer on behalf of a corporation by its officers, the authority of that person or those persons to do so. The signature of the person effecting a transfer of the Bond shall conform to any list of duly authorised specimen signatures supplied by the holder of the Bond.

(d)	The new Certificate to be issued upon a transfer of Bond shall, within five (5) Business Days of receipt by the Issuer of the Certificate and form of transfer complying with the requirements of this Condition 16.1, be made available for collection at the principal place of business of the Issuer in Hong Kong, or if so requested in the form of transfer, be mailed by uninsured mail (at the risk of the transferee) to the address specified in the form of transfer.

(e)	Subject to the other provisions of this Condition 16, the Issuer shall register the transfer of the Bond only upon presentation of an executed and duly completed form of transfer together with the Certificate and any other documents thereby required.

16.2	Entitlement to Certificate

(a)	The executors or administrators of a deceased Bondholder (not being one of several joint holders) and, in the case of the death of one or more of joint holders, the survivor or survivors of such joint holders, shall be the only persons recognised by the Issuer as having any title to the Bond.

(b)	Any person becoming entitled to the Bond in consequence of the death or bankruptcy of the Bondholder may, upon producing such evidence that he holds the position in respect of which he proposes to act under this Condition or of his title as the Issuer shall reasonably require (including certificates and/or legal opinions), be registered himself as the holder of the Bond or, subject to this Condition and with the written consent of the Issuer, may transfer the Bond. The Issuer may retain any amount payable upon the Bond to which any person is so entitled until such person shall be so registered or shall duly transfer the Bond.

(c)	Unless otherwise requested by it, a holder of Bond shall receive only one (1) Certificate in respect of his holding.

(d)	The joint holders of a Bond shall be entitled to one (1) Certificate only in respect of their joint holding which shall, except where they otherwise direct, be delivered to the joint holder whose name appears first in the Register in respect of the joint holding.

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16.3	Transfer and formalities free of charge

Registration of the holding of the Bond or any transfer of the Bond shall be effected without charge by or on behalf of the Issuer, or any registrar of the Issuer, but upon payment by the transferor (or the giving of such indemnity as the Issuer, or any such registrar, may require) in respect of any costs, taxes or other governmental charges which may be imposed in relation to it. If the Bondholder entitled to receive the Certificate wishes to have it delivered to him otherwise than at the specified office of the Issuer, such delivery shall be made upon his written request to the Issuer, at his risk and at his expense.

16.4	Closed Period

The Bondholder may not require the transfer of the Bond to be registered: (a) during the period of fifteen (15) days ending on (and including) the dates for payment of any principal or any other amounts pursuant to these Conditions; (b) during the period of fifteen (15) days ending on (and including) any Interest Payment Date; (c) after a Conversion Notice has been delivered with respect to the Bond pursuant to these Conditions; or (d) after a Redemption Notice has been delivered with respect to the Bond pursuant to these Conditions.

17	REPLACEMENT OF CERTIFICATES

If the Certificate is mutilated, defaced, destroyed, stolen or lost, it shall be replaced at the principal place of business of the Issuer in Hong Kong upon payment by the claimant of costs and expenses incurred in connection with such replacement and on such terms as to evidence and indemnity as the Issuer may require. A mutilated or defaced Certificate must be surrendered before a replacement will be issued.

18	NOTICES

18.1	Notices to Issuer

(a)	All notices to the Issuer shall be validly given if delivered in person or sent by letter or facsimile transmission addressed to the Issuer at:

Address:	Suite 2204, 22/F, Sun Life Tower The Gateway, 15 Canton Road Tsimshatsui, Kowloon, Hong Kong

Fax:	+852 2111 1890

Attention:	Ms. Chris Fan

or any substitute address or fax number which the Issuer may notify to the Bondholder by not less than ten (10) Business Days’ notice.

(b)	Any communication or notice made to the Issuer under or in connection with these Conditions will only be effective:

(i)	if by way of fax, at the time of its despatch (subject to confirmation of uninterrupted transmission by the sender by a transmission report);

(ii)	if by personal delivery by hand or courier, at the time of delivery at the address referred to in Condition 18.1(a);

(iii)	if by local post (other than airmail) or registered mail, at 10:00 am on the second Business Day after posting; and

(iv)	if by airmail, at 10:00 am on the fifth (5th) Business Day after posting.

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18.2	Notices to the Bondholder

All notices to the Bondholder under or in connection with these Conditions shall be validly given if mailed to him at his address in the Register. Condition 18.1(b) shall apply mutatis mutandis to notices given by the Issuer to the Bondholder under or in connection with these Conditions.

19	LANGUAGE

These Conditions are in English. If a translation is prepared, the English version shall prevail and the translation shall be for information purposes only.

20	GOVERNING LAW AND ARBITRATION

(a)	The Bond and any dispute or claim arising out of or in connection with it or these Conditions or any Bond Document shall be governed by, and construed in accordance with, Hong Kong law.

(b)	Any dispute, controversy or claim arising out of or in connection with the Bond or these Conditions or any Bond Document (including a dispute regarding the existence, validity, formation, effect, interpretation, performance or termination of the Bond or these Conditions) shall be settled by arbitration.

(c)	The arbitral proceedings shall be conducted as follows:

(i)	the place of arbitration shall be in Hong Kong at the Hong Kong International Arbitration Center (“HKIAC”);

(ii)	the arbitration proceedings shall be conducted in English;

(iii)	the UNCITRAL Arbitration Rules in force as at the Issue Date (as may be amended by these Conditions) shall apply;

(iv)	there shall be three (3) arbitrators to be mutually agreed upon by the Issuer and the Bondholder or, in absence of mutual agreement, each of (A) the Issuer (on the one hand) and (B) the Bondholder (on the other hand) may nominate one (1) arbitrator and the third arbitrator shall be appointed by the Chairman for the time being of the HKIAC;

(v)	the arbitration proceedings shall be administered by the HKIAC in accordance with the HKIAC Procedures for Arbitration in force as at the Issue Date;

(vi)	an award by the arbitrators shall be final and conclusive and binding upon the Issuer and the Bondholder and shall not be subject to further appeal; and

(vii)	judgment upon the award rendered may be entered in any court having jurisdiction and each of the Issuer and the Bondholder submits to the non-exclusive jurisdiction of the Hong Kong courts for this purpose.

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21	TERMINATION OF CONDITIONS

Notwithstanding anything to the contrary in any Bond Document, the Issuer’s covenants, obligations and conditions, and the Bondholder’s rights, benefits and claims under the Bond Documents, at law and/or in equity, insofar as the Bondholder’s Bond is concerned, shall terminate and have no force and effect upon the earlier of the date on which the Bond is converted or redeemed (as the case may be).

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ANNEXURE 1

FORM OF TRANSFER

CHINA METRO-RURAL HOLDINGS LIMITED

(a company limited by shares incorporated in the British Virgin Islands)

US$5,000,000 10% CONVERTIBLE BOND DUE 2016

To:	CHINA METRO-RURAL HOLDINGS LIMITED (the “Issuer”)

I am/We are* the holder of US$5,000,000 in aggregate principal amount of the Bond issued by the Issuer on December 20, 2013 with Certificate number 1.

References in this Transfer Form to “Conditions” are to the terms and conditions on which the Bond was issued, as may have been amended from time to time. Terms defined in the Conditions shall have the same meaning in this Transfer Form, save where the context otherwise requires.

1.	I/We* hereby transfer the Bond registered in my/our* name in the register of bondholders to:

of/whose registered office address is at:

(the “Transferee”)

2.	I/We* hereby request that a Certificate in respect of the transferred Bond be issued to the person whose name and address are set out in paragraph 1 above and that such Certificate:

* (a)	be despatched to the person whose name and address is given below and in the manner specified below:

Name	:

Address	:

Manner of despatch: [Registered mail/recorded mail/courier]*

* (b)	if no name and address is given in (a) above, be made available for collection at the office of the Issuer referred to for that purpose in the Conditions.

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3.	The Certificate in respect of the transferred Bond is enclosed with this Transfer Form.

4.	The registered account of the Transferee (being a US$ account) for the purposes of receipt of principal, interest and any other amounts in respect of the Bond is (unless otherwise instructed by the Transferee) as follows:

	Name of Account	:

	Account No.	:

	Sort Code	:

	Name of Bank	:

	Address of Bank	:

* delete as appropriate

Name of Transferor	:

Signature of Transferor	:

Date	:

Notes:

(i)	A representative of the holder should state the capacity in which he signs.

(ii)	The signature of the person effecting a transfer shall conform to any list of duly authorized specimen signatures supplied by the holder or be certified by a recognized bank, notary public, commissioner of oaths, solicitor or in such other manner as the Issuer may reasonably require.

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ANNEXURE 2

FORM OF CONVERSION NOTICE

To:	CHINA METRO-RURAL HOLDINGS LIMITED (the “Issuer”)

In respect of the issue of US$5,000,000 10% convertible bond due 2016 (the “Bond”) issued by the Issuer to [me/us] on December 20, 2013 and its related terms and conditions (the “Conditions”), [I/we] the holder(s) of the Bond hereby give notice of [my/our] desire to exercise the conversion right attached to the Bond at the conversion price in accordance with the Conditions in respect of US$5,000,000 of the principal amount outstanding.

[I/we] agree to accept all the fully paid ordinary shares in the capital of the Issuer (the “Conversion Shares”) to be issued pursuant to this exercise of the conversion right attached to the Bond, subject to the constitutional documents of the Issuer. [I/we] desire the Conversion Shares to be registered in [my/our] name and hereby authorise the entry of [my/our] name in the register of members of the Issuer in respect of the Conversion Shares and the despatch of the related share certificate to [name] at [address].

The Certificate in respect of the converted Bond is enclosed with this Conversion Notice.

Signature of the holder of the Bond:

Name:

Title:

Date:

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ANNEXURE 3

FORM OF REDEMPTION NOTICE

To:	CHINA METRO-RURAL HOLDINGS LIMITED (the “Issuer”)

In respect of the issue of US$5,000,000 10% convertible bond due 2016 (the “Bond”) issued by the Issuer to [me/us] on December 20, 2013 and its terms and conditions (the “Conditions”), [I/we] the holder of the Bond refer to Condition [12.1/13.2] and hereby require the Issuer to redeem the Bond in the aggregate principal amount of US$5,000,000 pursuant to the said Condition and otherwise in accordance with the terms and conditions contained in the Certificate.

The Certificate in respect of the Bond which [I/we] require the Issuer to redeem is enclosed with this Redemption Notice.

Signature of the holder of the Bond:

Name:

Title:

Date:

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Exhibit 4.49.2

BOND CERTIFICATE WITH TERMS AND CONDITIONS

CHINA METRO-RURAL HOLDINGS LIMITED

(a company limited by shares incorporated in the British Virgin Islands)

US$5,000,000 10% CONVERTIBLE BOND DUE 2016

Certificate number: 1

Issued pursuant to a resolution of the board of directors of China Metro-Rural Holdings Limited (the “Issuer”) passed on December 9, 2013.

THE ISSUER HEREBY CERTIFIES that [not disclosed] is the registered holder of US$5,000,000 in principal amount of the above-mentioned convertible bond (the “Bond”). The Bond is issued with the benefit of and subject to the provisions of the terms and conditions (the “Conditions”) attached hereto, as the same may be amended from time to time, which shall form an integral part of this Certificate.

For value received, the Issuer promises to pay the person who appears at the relevant time on the register of bondholders as the holder of the Bond in respect of which this Certificate is issued such amount or amounts as shall become due in respect of the Bond and otherwise to comply with the Conditions.

Any reference herein to the Conditions is to the terms and conditions of the Bond attached hereto and any reference to a numbered Condition is to the correspondingly numbered provision thereof.

This Certificate is evidence of entitlement only. Title to the Bond passes only on due registration in the register of bondholders and only the duly registered holder is entitled to payment on the Bond in respect of which this Certificate is issued.

This Certificate shall not be valid for any purpose until executed by the Issuer.

This Certificate and the Bond are governed by and shall be construed in accordance with the laws of the Hong Kong Special Administrative Region of the People’s Republic of China.

Issued by and under the common seal of the Issuer this 20th day of December, 2013.

THE COMMON SEAL of	)
CHINA METRO-RURAL HOLDINGS LIMITED	)
was affixed hereto in the presence of:	)

Name: Sio Kam Seng
Director

Notes: The Bond cannot be transferred to bearer on delivery and is only transferable to the extent permitted by Condition 16. This Certificate must be delivered to the specified office of the Issuer for cancellation and reissue of an appropriate Certificate in the event of any such transfer.

TERMS AND CONDITIONS OF THE BOND

1	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In these Conditions, the following terms and expressions shall, unless the context otherwise requires, have the following meanings.

“Act” has the meaning specified in Condition 10.1.

“Authorisation” means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration (in each case whether preliminary, interim, conditional or otherwise).

“Authority” means any competent governmental, administrative, supervisory, regulatory, judicial, determinative, disciplinary, enforcement or tax raising body, authority, agency, board, department, court or tribunal of any jurisdiction (including any relevant securities exchange) and whether supranational, national, regional or local.

“Bond” means this US$5,000,000 10% convertible bond due 2016 of the Issuer.

“Bond Documents” means the Certificate, these Conditions and any other document designated as a Bond Document by the Bondholder and the Issuer.

“Bondholder” and “holder” means [not disclosed] or any other person to whom the Bond is transferred pursuant to Condition 16.1 and in whose name the Bond is registered.

“Business Day” means a day on which banks are open for business in Hong Kong, the PRC and the State of New York (other than a Saturday, Sunday or public holiday or a day on which a tropical cyclone warning No. 8 or above or a “black rainstorm warning signal” is hoisted or remains hoisted in Hong Kong at any time between 9:00 a.m. and 5:00 p.m.) and, in the case of the surrender of the Certificate, in the place where the Certificate is surrendered.

“Certificate” has the meaning specified in Condition 3.

“Conditions” means these Terms and Conditions of the Bond as set forth herein.

“Conversion Date” has the meaning specified in Condition 8.4(b).

“Conversion Notice” means a written notice of conversion in substantially the form set out in Annexure 2.

“Conversion Period” has the meaning specified in Condition 8.1.

“Conversion Price” means the price per Conversion Share at which Conversion Shares will be issued upon the exercise of the Conversion Right attached to the Bond, which price being initially US$1.30, subject to adjustment as provided in these Conditions.

“Conversion Right” means a right to convert the Bond into Conversion Shares pursuant to Condition 8.1.

“Conversion Shares” mean the Shares to be issued to the Bondholder upon the exercise of the Conversion Right attached to the Bond.

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“Equivalent Amount” has the meaning specified in Condition 8.4(c)(iv).

“Event of Default” means any event or circumstance described as such in Condition 13.1.

“Group” means the Issuer and its Subsidiaries, namely, M.S. Electronic Emporium Limited, China Metro-Rural Limited, China Metro-Rural Exchange Limited, China Northeast Logistics City Co., Ltd. , Tieling North Asia Development Co., Ltd. , Tieling Northeast City Advertising Co., Ltd. , Tieling North Asia Property Management Co., Ltd. , Tieling Northeast City Motor Vehicle Trading Co., Ltd. , China Metro-Rural Development Limited, China Northeast Logistics City Dezhou Co., Ltd. , Dezhou Northeast City Property Co., Ltd. , Dezhou North Asia Property Management Co., Ltd. , China Northeast Logistics City Shenzhen Co., Ltd. , China Glorious City Strategic Limited, China Glorious City Investments Limited, China Glorious City Construction Limited, China Glorious City Development Limited, China Glorious City (Hengyang) Co., Ltd. , Shenyang Jiataihe Investments Co., Ltd. , China Glorious City Strategic(Zhoukou) Co., Ltd , China Glorious City Investments (Zhoukou) Co., Ltd. , Hengyang China Glorious City Business Co., Ltd. , Hengyang China Glorious City Logistics Co., Ltd. , Hengyang China Glorious Property Co., Ltd. , Hengyang Huayan Property Co., Ltd. and Hengyang Huaqian Property Co., Ltd. , and “Group Member” means any of those persons.

“HKIAC” has the meaning specified in Condition 20(c)(i).

“Hong Kong” means the Hong Kong Special Administrative Region of the PRC.

“Issue Date” means the date on which the Bond is issued.

“Issuer” means China Metro-Rural Holdings Limited, a company limited by shares incorporated in the British Virgin Islands.

“Interest Payment Date” has the meaning specified in Condition 7.1.

“Interest Record Date” has the meaning specified in Condition 11.1(b).

“Law” means, in respect of a person, all civil and common law, statute, subordinate legislation, treaty, regulation, directive, decision, by-law, ordinance, circular, code, order, notice, demand, decree, injunction, resolution or judgment of any Authority (including the rules and regulations of the NYSE MKT or any other applicable stock exchange) applicable to or affecting such person, its business, employees or assets in any jurisdiction.

“Maturity Date” means December 19, 2016.

“Maturity Redemption Amount” has the meaning specified in Condition 14.

“NYSE MKT” means NYSE MKT LLC.

“PRC” means the People’s Republic of China excluding, for the purpose of these Conditions, Hong Kong, Macau Special Administrative Region and Taiwan.

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“Redemption Amount” has the meaning specified in Condition 12.1.

“Redemption Notice” means any notice of redemption delivered by the Bondholder to the Issuer in accordance with these Conditions and substantially in the form set out in Annexure 3.

“Register” has the meaning specified in Condition 5.

“Registration Date” has the meaning specified in Condition 8.4(c)(ii).

“Security” means any lien, pledge, encumbrance, charge (fixed or floating), mortgage, third party claim, debenture, option, right of pre-emption, right to acquire, assignment by way of security, trust arrangement for the purpose of providing security or security interests of any kind (including retention arrangements or other encumbrances and any agreement to create any of the foregoing).

“Shareholder” means a registered holder of Shares.

“Shares” means ordinary shares in the capital of the Issuer.

“Subsidiary” means, as of the relevant date of determination, with respect to any person (the “subject entity”), (a) any person: (i) more than 50% of whose shares or other interests entitled to vote in the election of directors or (ii) more than 50% of whose interest in the profits or capital are owned or controlled directly or indirectly by the subject entity or through one (1) or more Subsidiaries of the subject entity, or (b) any person with respect to which the subject entity has the power to otherwise direct the business and policies of that person directly or indirectly through another Subsidiary.

“U.S.” means the United States of America.

“US$” means U.S. dollars, the lawful currency of the U.S.

1.2	Interpretation

(a)	Unless a contrary indication appears, any reference in these Conditions to:

(i)	“assets” includes present and future properties, revenues and rights of every description;

(ii)	the Bondholder, any Group Member or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees;

(iii)	a “person” includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium or partnership (whether or not having separate legal personality);

(iv)	a reference to any Hong Kong legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of any jurisdiction other than Hong Kong, be deemed to include what most nearly approximates the Hong Kong legal term in that jurisdiction and references to any Hong Kong statute or enactment shall be deemed to include any equivalent or analogous laws or rules in any other jurisdiction;

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(v)	a reference to any law or enactment includes references to: (A) that law or enactment as re-enacted, amended, extended or applied by or under any other enactment (before or after the Issue Date); (B) any law or enactment which that law or enactment re-enacts (with or without modification); and (C) any subordinate legislation made under any law or enactment, as re-enacted, amended, extended or applied, as described in paragraph (A) above, or under any law or enactment referred to in paragraph (B) above, and “law” and “enactment” includes any legislation in any jurisdiction;

(vi)	a “Bond Document” or any other agreement or instrument is a reference to that Bond Document or other agreement or instrument as amended, novated, supplemented, extended or restated;

(vii)	words importing the singular include the plural and vice versa, and words importing a gender include every gender;

(viii)	a time of day is a reference to Hong Kong time; and

(ix)	the words “include” and “including” shall be construed without limitation.

(b)	The headings in these Conditions are inserted for convenience only and shall not affect the construction of these Conditions.

2	STATUS

The Bond constitutes the direct, unsecured, unconditional and unsubordinated obligations of the Issuer and is issued with the benefits of these Conditions. The payment obligations of the Issuer under the Bond shall (save for such exceptions as may be provided by mandatory provisions of Law) at all times rank at least equally with all other present and future unsecured, unconditional and unsubordinated obligations of the Issuer. No application will be made for a listing of the Bond.

3	FORM AND DENOMINATION

The Bond is issued in registered form. On the Issue Date, a definitive bond certificate (the “Certificate”) shall be issued to the Bondholder in respect of his registered holding of the Bond. The Bond and the Certificate shall be numbered serially with an identifying number which shall be recorded on the Certificate and in the Register.

4	TITLE

Title to the Bond passes only by transfer and registration in the Register pursuant to Condition 16.1. The Bondholder shall (except as otherwise required by Law) be treated as the absolute owner of the Bond for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any interest in it or any writing on, or the theft or loss of, the Certificate issued in respect of it) and no person shall be liable for so treating the holder.

5	REGISTER

The Issuer shall maintain a register of bondholders (the “Register”) on which shall be entered the name, address and bank account details of the Bondholder and the particulars of the Bond held by the Bondholder.

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6	COVENANTS

6.1	Authorisations

The Issuer shall promptly obtain, comply with and do all that is necessary to maintain in full force and effect any Authorisation required under Law to enable it to perform its obligations under the Bond Documents.

6.2	Other Covenants in relation to Conversion Right

For so long as the Bond shall remain outstanding, unless with the Bondholder’s consent, the Issuer shall pay the expenses of the issue of, and all expenses of obtaining and maintaining a listing on the NYSE MKT for, the Conversion Shares.

6.3	Bondholder’s Covenant to Subscribe for the Other Convertible Bond

The Bondholder hereby covenants to subscribe for the issue of another US$5,000,000 10% convertible bond due 2016 on substantially the same terms and conditions as this Bond within ninety (90) days of the Issue Date.

7	INTEREST

7.1	Interest Rate and Interest Payment Dates

The Bond bears interest on its outstanding principal amount from and including the Issue Date at the rate of 10% per annum. Interest is payable semi-annually in arrears on the last day of every six months from the Issue Date (each an “Interest Payment Date”). If an Interest Payment Date would otherwise fall on a day which is not a Business Day, it shall be postponed to the next day which is a Business Day.

7.2	Interest Accrual and Payment

(a)	Interest on the Bond shall accrue from the Issue Date on a daily basis and shall be calculated on the basis of the actual number of days elapsed in a year of 365 days, including the first day of the period during which it accrues and including the last day of the period. Interest on the Bond not held for the whole of the period between any two successive Interest Payment Dates shall be calculated on a pro rata basis.

(b)	The Bond shall cease to bear interest:

(i)	where the Conversion Right attached to it shall have been exercised, from and including the Conversion Date; or

(ii)	from the Maturity Date or the due date for redemption of the Bond, unless payment of the full amount due is improperly withheld or refused or default is otherwise made in respect of any such payment, and in such event, interest shall continue to accrue at the rate provided in Condition 7.1, up to but excluding the date on which all sums due in respect of the Bond are received by or on behalf of the holder thereof. If interest is required to be calculated for a period of less than one year, it shall be calculated on the basis of the actual number of days elapsed in a year of 365 days.

(c)	Save as provided in Conditions 8.4(c)(iii), 12, 13 and 14 the Issuer shall pay interest due in respect of the Bond on each Interest Payment Date.

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8	CONVERSION

8.1	Conversion Right and Conversion Period

The Bondholder has the right to convert all but not part of the Bond for Conversion Shares at any time during the Conversion Period; provided that such conversion would not result in the Bondholder, the Issuer or any other person contravening any applicable Law. Such Conversion Right shall be exercised in accordance with Condition 8.4(a)(i). Subject to compliance with these Conditions (including Condition 8.4(a)(i)), the “Conversion Period” shall be the period commencing on the Issue Date and expiring on the close of business (at the place where the Certificate representing the Bond is deposited for conversion) on the earlier of:

(a)	the date which falls five (5) Business Days prior to the Maturity Date; or

(b)	if the Bond shall have been called for redemption prior to the Maturity Date, the close of business (at the place aforesaid) on the date of the Redemption Notice.

8.2	Number of Conversion Shares and Fractions Arising on Conversion

(a)	The number of Conversion Shares to be issued on a conversion of the Bond pursuant to this Condition 8 shall be determined by dividing the principal amount of the Bond by the Conversion Price in effect at the Conversion Date.

(b)	Fractions of Conversion Shares shall not be issued on the conversion of the Bond but rounded down to the nearest whole number of Conversion Shares and no cash adjustments shall be made in respect thereof.

8.3	Revival After Default

Notwithstanding the provisions of Condition 8.1, if:

(a)	the Issuer shall default in making payment in full in respect of the Bond which shall have been called for redemption on the date fixed for redemption thereof; or

(b)	the Bond has become due and payable prior to the Maturity Date by reason of the occurrence of an Event of Default; or

(c)	the Bond is not redeemed on the Maturity Date in accordance with Condition 12.2,

the Conversion Right attaching to the Bond shall revive and/or shall continue to be exercisable up to (and including) the close of business (at the place where the Certificate evidencing the Bond is deposited for conversion) on the date upon which the full amount of the moneys payable in respect of the Bond has been duly received by the Bondholder. If the Certificate and the Conversion Notice are deposited for conversion prior to such date, the Bond shall be converted on the relevant Conversion Date notwithstanding that the Conversion Period may have expired before such Conversion Date.

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8.4	Conversion Procedure

(a)	Conversion Notice

(i)	To exercise the Conversion Right attaching to the Bond pursuant to Condition 8.1 the holder thereof must complete, execute and deposit at his own expense during normal business hours at the principal office of the Issuer in Hong Kong:

(A)	a Conversion Notice; and

(B)	the Certificate.

Except as expressly provided herein, a Conversion Notice once delivered shall be irrevocable and may not be withdrawn unless the Issuer consents in writing to such withdrawal.

(b)	Conversion Date

(i)	Subject to Condition 8.4(b)(ii), the conversion date in respect of the Bond (the “Conversion Date”) must fall at a time when the Conversion Right attaching to that Bond is expressed in these Conditions to be exercisable (subject to Conditions 8.1 and 8.3), and shall be deemed to be the fifth (5th) Business Day following the date of the surrender of the Certificate and delivery of such Conversion Notice and, if applicable, any payment to be made or indemnity given under these Conditions in connection with the exercise of such Conversion Right.

(ii)	In the event the conversion would result in the Bondholder, Issuer or any other person contravening any applicable Law, then for that particular conversion only and in respect of only those Conversion Shares which result in that contravention, the Conversion Date will be the fifth (5th) Business Day after the later of:

(A)	the date the issue of those Conversion Shares would no longer result in that contravention; and

(B)	the date of the surrender of the Certificate and delivery of such Conversion Notice and, if applicable, any payment to be made or indemnity given under these Conditions in connection with the exercise of such Conversion Right.

(c)	Issue of Shares and Registration

(i)	As soon as practicable on the Conversion Date, the Issuer shall, upon exercise by the Bondholder of the Conversion Right pursuant to Condition 8.1 and in respect of which a duly completed Conversion Notice and the Certificate having been delivered as required by this Condition 8.4, issue to the Bondholder the relevant number of Conversion Shares and shall immediately upon the issue of those Conversion Shares:

(A)	instruct the Issuer’s share registry to as soon as practicable:

(I)	enter the Bondholder in the register of members of the Issuer (if any) as the holder of those Conversion Shares; and

(II)	despatch a single share certificate in respect of all of those Conversion Shares issued on conversion of the Bond subject to the same Conversion Notice and which are to be registered in the same name.

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(ii)	The Bondholder shall become the holder of record of the number of Conversion Shares issuable upon conversion with effect from the date such person is registered as such in the Issuer’s register of members (the “Registration Date”). The Conversion Shares shall in all respects (including rights to dividends) rank pari passu with the Shares in issue on the relevant Registration Date.

(iii)	Upon conversion and on the Registration Date, the Issuer shall pay to the Bondholder any interest accruing on the converted Bond since (but excluding) the Interest Payment Date last preceding the relevant Conversion Date up to (but excluding) the Conversion Date.

(iv)	If the record date for the payment of any dividend or other distribution in respect of the Shares is on or after the Conversion Date of the Bond, but before the Registration Date, the Issuer shall pay to the converting Bondholder an amount (the “Equivalent Amount”) in US$ equal to the amount of any such dividend or other distribution to which the Bondholder would have been entitled had it on that record date been a Shareholder on record and shall make the payment at the same time as it makes payment of the dividend or other distribution to other Shareholders, or as soon as practicable thereafter. The Equivalent Amount shall be paid by means of transfer to the registered account of the Bondholder or by US$ cheque drawn on a bank in Hong Kong and mailed to the registered address of the Bondholder specified in the relevant Conversion Notice if he does not have a registered account. In these Conditions a “record date” means a date fixed by the constitutional documents of the Issuer or otherwise specified for the purpose of determining entitlements to dividends or other distributions to, or rights of, Shareholders.

9	ADJUSTMENTS TO CONVERSION PRICE

9.1	Conversion Price Adjustment – Consolidation, Subdivision or Reclassification

The Conversion Price shall be subject to adjustment if and whenever the Shares shall be consolidated, subdivided or reclassified.

In such an event, the Conversion Price in force immediately prior thereto shall be adjusted by multiplying it by the following fraction:

A
B

where:

A	is the aggregate number of issued Shares immediately before such consolidation, sub-division or reclassification; and

B	is the aggregate number of issued Shares immediately after such consolidation, sub-division or reclassification.

Such adjustment shall become effective on the date the consolidation, sub-division or reclassification (as the case may be) takes effect.

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9.2	Rounding and Minor Adjustments

On any adjustment, the resultant Conversion Price, if not an integral multiple of US$0.01, shall be rounded down to the nearest US$0.01. No adjustment shall be made to the Conversion Price if such adjustment (rounded down if applicable) would be less than 1% of the Conversion Price then in effect. Any adjustment not required to be made, and any amount by which the Conversion Price has been rounded down, shall be carried forward and taken into account in any subsequent adjustment.

9.3	Employee Share Scheme

No adjustment shall be made to the Conversion Price where Shares or other securities (including rights, warrants or options) are issued, offered, exercised, allotted, appropriated, modified or granted to or for the benefit of employees or former employees (including directors holding or formerly holding executive office) of the Issuer or any Group Member pursuant to any employee share scheme or plan (including a dividend reinvestment plan).

9.4	Notice of Change in Conversion Price

The Issuer shall give notice to the Bondholder in accordance with Condition 18 of any change in the Conversion Price. Any such notice relating to a change in the Conversion Price shall set forth: (i) the event giving rise to the adjustment; (ii) the Conversion Price prior to such adjustment; (iii) the adjusted Conversion Price; and (iv) the effective date of such adjustment.

10	REPRESENTATIONS AND WARRANTIES OF THE BONDHOLDER

10.1	The Bondholder hereby acknowledges and represents and agrees that (i) neither the Bond nor the Conversion Shares has been or will be registered under the U.S. Securities Act of 1933, as amended from time to time (the “Act”), or any other U.S. federal or state securities or “Blue Sky” laws, and may be resold within the jurisdiction of the United States or to U.S. Persons as defined in Rule 902(o) of Regulation S only if registered pursuant to the provisions of the Act and all applicable U.S. federal and state securities laws or if an exemption from such registration is available; (ii) the Issuer is not required and has no present intention to register the Bond or the Conversion Shares under the Act or any other securities laws; and (iii) any transfer of the Bond or any Conversion Shares must comply with the constitutional documents of the Issuer and all applicable U.S. federal and state securities laws. The Bondholder further acknowledges that if an exemption from registration of the Bond or the Conversion Shares is available under the Act or any other applicable securities law, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Bond or Conversion Shares and requirements relating to the Issuer that are outside of the Bondholder’s control and that the Issuer is under no obligation, and may not be able, to satisfy.

10.2	The Bondholder hereby represents and warrants to the Issuer that he (i) is a sophisticated individual that is an accredited investor within the meaning of Rule 501 under the Act, (ii) is able to protect his own interests and bear the economic risk associated with the purchase of the Bond or the Conversion Shares, (iii) has received such information as he deems necessary and appropriate to make an informed decision regarding the purchase of the Bond or the Conversion Shares, (iv) has such knowledge and experience, and has made investments of a similar nature, so as to be aware of the risks and uncertainties inherent in the purchase of investments of the type contemplated by the Bond Documents, and (v) has independently and without reliance upon the Issuer, and based on such information as the Bondholder has deemed appropriate, made his own analysis and decision to subscribe for the Bond and/or the Conversion Shares. He acknowledges that the Issuer has not given, and is not required to give, the Bondholder any investment advice, credit information or opinion on whether the subscription of the Bond or the Conversion Shares is prudent.

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10.3	The Bondholder hereby represents and warrants to the Issuer that either it has been duly formed and is validly existing as a corporation or other legal entity in good standing under the laws of its jurisdiction of incorporation or is an individual who is not a citizen or resident of the U.S. The Bondholder is not organized under the laws of the U.S. and is not a “U.S. Person” as that term is defined in Rule 902(o) of Regulation S under the Act.

10.4	The Bondholder hereby represents and warrants to the Issuer that the Bond and any Conversion Shares are being acquired for investment for the Bondholder’s own account, not as nominee or agent or on behalf of any U.S. Person as defined in Rule 902(o) of Regulation S, and the Bondholder has no intention of distributing or reselling, or granting any participation in, the Bond or the Conversion Shares, or any part thereof, except in accordance with the Act, the rules and regulations of the U.S. Securities and Exchange Commission promulgated thereunder and all other applicable securities laws, rules and regulations.

10.5	The Bondholder hereby represents and warrants to the Issuer that to the best knowledge of the Bondholder, the Bond, the Bond Documents and the transactions contemplated by them are not part of a plan or scheme to evade the registration provisions of the Act.

10.6	The Bondholder hereby acknowledges, represents and warrants that the Issuer has not made an offer to issue the Bond to the Bondholder in the U.S. other than as permitted in the case of an account managed by a professional fiduciary resident in the U.S. within the meaning of Section 902(o)(2) of Regulation S. At the time of the issue of the Bond and the execution of the Bond Documents and, to the best knowledge of the Bondholder, at the time the issue of the Bond originated, the Bondholder was located and resident outside the U.S., other than as permitted in the case of an account managed by a professional fiduciary resident in the U.S. within the meaning of Section 902(o)(2) of Regulation S.

10.7	The Bondholder hereby acknowledges that no public market now exists for the Bond or the Conversion Shares and that the Issuer has not provided any assurance that a public market will ever exist for the Bond or the Conversion Shares.

10.8	The Bondholder hereby acknowledges, represents and warrants that he has had an opportunity to (i) review the terms and conditions of the Bond Documents, the constitutional documents of the Issuer and any other documents related to the transactions contemplated under the Bond Documents, (ii) to secure all such information as he deems necessary regarding the business, management, properties, prospects and financial condition of each Group Member and (iii) to consult with counsel regarding the subject matter of the Bond Documents. The Bondholder hereby further acknowledges that the Issuer has not made or given any implied or express representations or warranties. In particular, no representations are made and no warranties are given by the Issuer in respect of the business, management, properties, prospects and financial condition of each Group Member.

10.9	The Bondholder hereby acknowledges and understands that the Bond, the Conversion Shares, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

“THE SHARES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

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“TRANSFER OF THESE SHARES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

10.10	The Bondholder hereby consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer of the Bond or Shares set forth in these Conditions.

11	PAYMENTS

11.1	Principal and interest

Payment of principal and interest due:

(a)	other than on an Interest Payment Date shall be made by transfer to the registered account of the Bondholder or by US$ cheque drawn on a bank in Hong Kong mailed to the registered address of the Bondholder if he does not have a registered account. Payment of principal shall only be made after surrender of the Certificate at the principal place of business of the Issuer in Hong Kong; and

(b)	on an Interest Payment Date shall be paid on the due date for the payment of interest to the holder shown on the Register at the close of business on the fifth (5th) day before the due date for the payment of interest (the “Interest Record Date”). Payments of interest on the Bond shall be made by transfer to the registered account of the Bondholder or by US$ cheque drawn on a bank in Hong Kong mailed to the registered address of the Bondholder if he does not have a registered account.

11.2	Rounding

When making payments to or for the benefit of the Bondholder, fractions of one cent shall be rounded down to the nearest cent.

11.3	Registered Accounts

For the purposes of this Condition, the Bondholder’s registered account means the US$ account maintained by or on behalf of the Bondholder with a bank in Hong Kong or any other jurisdiction, details of which appear on the Register at the close of business on the second Business Day before the due date for payment, and the Bondholder’s registered address means his address appearing on the Register at that time.

11.4	Fiscal Laws

All payments are subject in all cases to Law. No commissions or expenses shall be charged to the Bondholder in respect of such payments.

11.5	Payment Initiation

(a)

Where payment is to be made by transfer to a registered account, payment instructions (for value on the due date or, if that is not a Business Day, for value on the first following day which is a Business Day) shall be initiated and, where payment is to be made by cheque, the cheque shall be mailed (at the risk and, if mailed at the request of the holder otherwise than by ordinary mail, expense of the holder) on the due date for payment (or, if it is not a Business Day, the immediately

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following Business Day) or, in the case of a payment of principal, if later, on the Business Day on which the Certificate is surrendered at the principal place of business of the Issuer in Hong Kong.

(b)	If any date for payment is not a Business Day, the Bondholder shall not be entitled to payment until the next following Business Day nor to any interest or other payment for any delay after the due date in receiving the amount due, if the Bondholder is late in surrendering its Certificate (if required to do so) or if a cheque mailed in accordance with this Condition arrives after the due date for payment.

12	REDEMPTION AND CANCELLATION

12.1	Redemption by the Bondholder

The Bondholder shall have the right to require the Issuer to redeem the Bond at any time on or after the date which is eighteen (18) months after the Issue Date by delivering a Redemption Notice together with the Certificate to the Issuer and the Issuer shall redeem the Bond no later than ninety (90) days after receipt of such Redemption Notice and the Certificate at the Redemption Amount. For the purpose of these Conditions, the “Redemption Amount” means the outstanding principal amount of the Bond elected to be redeemed pursuant to this Condition 12, together with any unpaid interest accruing on such outstanding principal amount of the Bond to be redeemed since (but excluding) the Interest Payment Date last preceding the relevant date of redemption up to (but excluding) such date of redemption. A Redemption Notice once delivered shall be irrevocable and may not be withdrawn unless the Issuer consents in writing to such withdrawal.

12.2	Maturity

(a)	Unless previously redeemed or converted and cancelled as provided in these Conditions, the Issuer shall redeem the Bond by payment of the Maturity Redemption Amount in respect of the Bond on the Maturity Date in accordance with these Conditions.

(b)	Except as provided in these Conditions (including Conditions 12 and 13), neither the Issuer nor the Bondholder may redeem the Bond at his option prior to the Maturity Date.

12.3	Cancellation

The Bond shall be cancelled upon redemption or conversion and the Issuer is entitled to update the Register accordingly to reflect such redemption or conversion.

12.4	Notices

All notices given pursuant to this Condition 12 shall be given in accordance with Condition 18.

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13	EVENTS OF DEFAULT

13.1	Events or Circumstances Constituting Events of Default

Each of the following events or circumstances is an Event of Default for the purposes of Condition 13.2, unless otherwise agreed by the Bondholder or otherwise expressly permitted under any Bond Document:

(a)	If the Issuer fails to make a payment, whether of principal, interest or otherwise, in accordance with the Bond Documents and such default continues for a period of ten (10) Business Days after the due date for such payment.

(b)	Any failure by the Issuer to deliver any Conversion Shares as and when the Conversion Shares are required to be delivered following conversion of the Bond and such failure continues for more than ten (10) Business Days.

13.2	Bondholder Rights Upon Event of Default

Upon the occurrence of an Event of Default which is continuing, the Bondholder shall have the right to require the Issuer to redeem the Bond by delivering a Redemption Notice together with the Certificate to the Issuer. A Redemption Notice once delivered shall be irrevocable and may not be withdrawn unless the Issuer consents in writing to such withdrawal. The Issuer shall redeem the Bond no later than ninety (90) days after receipt of such Redemption Notice and the Certificate at the Redemption Amount.

14	MATURITY REDEMPTION AMOUNT

Unless previously redeemed or converted and cancelled as provided in these Conditions, the Issuer shall on the Maturity Date redeem the Bond at the Maturity Redemption Amount. For the purpose of these Conditions, the “Maturity Redemption Amount” means the outstanding principal amount of the Bond, together with any unpaid interest accruing on such outstanding principal amount of the Bond since (but excluding) the Interest Payment Date last preceding the Maturity Date up to (but excluding) the Maturity Date. Except as provided in these Conditions (including Conditions 12 and 13), the Bond shall not be redeemed or repaid prior to the Maturity Date.

15	MODIFICATION AND WAIVER

15.1	Agreement in writing

The Bond and these Conditions may only be varied by agreement in writing between the Issuer and the Bondholder.

15.2	Modification and Waiver

The Bondholder may agree in writing with the Issuer to the waiver or authorisation of any breach, or proposed breach, of the Bond and these Conditions. The Bond and these Conditions may be amended without the consent of the Bondholder to correct a manifest or proven error or to comply with mandatory provisions of Law. Any such modification, waiver or authorisation shall be binding on the Bondholder and any such modification shall be notified by the Issuer to the Bondholder as soon as practicable thereafter.

16	TRANSFER AND REGISTRATION OF THE BOND; ISSUE OF CERTIFICATES

16.1	Procedure for transfer

(a)

Notwithstanding any provision to the contrary in the Bond Documents, the Bond cannot be transferred unless with the written consent of the Issuer and upon the execution of the form of transfer substantially in the form set forth in Annexure 1 endorsed under the hand of the transferor or, where the transferor is a corporation, under its common seal or under the hand of a director or a duly authorised officer in writing. The Bondholder shall cause its shareholders, affiliates, or any other person controlling the Bondholder to abide by this Condition 16 and procure that

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restrictions set forth in this Condition 16 shall not be avoided by the direct or indirect sale, transfer, disposal, issuance or redemption of any shares (or other interest) in the Bondholder or in a shareholder, affiliate or such other person having control over the Bondholder or otherwise. In this Condition, a reference to “transferor” shall (where the context permits or requires) include joint transferors and be construed accordingly.

(b)	The transferor of the Bond shall be deemed to remain the holder of the Bond until the name of the transferee is entered in the Register as the holder thereof. Registration of a transfer of the Bond shall be effected without charge by or on behalf of the Issuer, or any registrar of the Issuer, but upon payment by the transferor (or the giving of such indemnity as the Issuer, or any such registrar, may require) in respect of any costs, taxes or other governmental charges which may be imposed in relation to it.

(c)	The Certificate issued in respect of the Bond to be transferred must be delivered for registration to the Issuer accompanied by such other evidence as the Issuer may reasonably require to prove the title of the transferor or his right to transfer the Bond and his identity and, if the form of transfer is executed by some other person on behalf of the transferor or in the case of the execution of a form of transfer on behalf of a corporation by its officers, the authority of that person or those persons to do so. The signature of the person effecting a transfer of the Bond shall conform to any list of duly authorised specimen signatures supplied by the holder of the Bond.

(d)	The new Certificate to be issued upon a transfer of Bond shall, within five (5) Business Days of receipt by the Issuer of the Certificate and form of transfer complying with the requirements of this Condition 16.1, be made available for collection at the principal place of business of the Issuer in Hong Kong, or if so requested in the form of transfer, be mailed by uninsured mail (at the risk of the transferee) to the address specified in the form of transfer.

(e)	Subject to the other provisions of this Condition 16, the Issuer shall register the transfer of the Bond only upon presentation of an executed and duly completed form of transfer together with the Certificate and any other documents thereby required.

16.2	Entitlement to Certificate

(a)	The executors or administrators of a deceased Bondholder (not being one of several joint holders) and, in the case of the death of one or more of joint holders, the survivor or survivors of such joint holders, shall be the only persons recognised by the Issuer as having any title to the Bond.

(b)	Any person becoming entitled to the Bond in consequence of the death or bankruptcy of the Bondholder may, upon producing such evidence that he holds the position in respect of which he proposes to act under this Condition or of his title as the Issuer shall reasonably require (including certificates and/or legal opinions), be registered himself as the holder of the Bond or, subject to this Condition and with the written consent of the Issuer, may transfer the Bond. The Issuer may retain any amount payable upon the Bond to which any person is so entitled until such person shall be so registered or shall duly transfer the Bond.

(c)	Unless otherwise requested by it, a holder of Bond shall receive only one (1) Certificate in respect of his holding.

(d)	The joint holders of a Bond shall be entitled to one (1) Certificate only in respect of their joint holding which shall, except where they otherwise direct, be delivered to the joint holder whose name appears first in the Register in respect of the joint holding.

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16.3	Transfer and formalities free of charge

Registration of the holding of the Bond or any transfer of the Bond shall be effected without charge by or on behalf of the Issuer, or any registrar of the Issuer, but upon payment by the transferor (or the giving of such indemnity as the Issuer, or any such registrar, may require) in respect of any costs, taxes or other governmental charges which may be imposed in relation to it. If the Bondholder entitled to receive the Certificate wishes to have it delivered to him otherwise than at the specified office of the Issuer, such delivery shall be made upon his written request to the Issuer, at his risk and at his expense.

16.4	Closed Period

The Bondholder may not require the transfer of the Bond to be registered: (a) during the period of fifteen (15) days ending on (and including) the dates for payment of any principal or any other amounts pursuant to these Conditions; (b) during the period of fifteen (15) days ending on (and including) any Interest Payment Date; (c) after a Conversion Notice has been delivered with respect to the Bond pursuant to these Conditions; or (d) after a Redemption Notice has been delivered with respect to the Bond pursuant to these Conditions.

17	REPLACEMENT OF CERTIFICATES

If the Certificate is mutilated, defaced, destroyed, stolen or lost, it shall be replaced at the principal place of business of the Issuer in Hong Kong upon payment by the claimant of costs and expenses incurred in connection with such replacement and on such terms as to evidence and indemnity as the Issuer may require. A mutilated or defaced Certificate must be surrendered before a replacement will be issued.

18	NOTICES

18.1	Notices to Issuer

(a)	All notices to the Issuer shall be validly given if delivered in person or sent by letter or facsimile transmission addressed to the Issuer at:

Address:	Suite 2204, 22/F, Sun Life Tower
The Gateway, 15 Canton Road
Tsimshatsui, Kowloon, Hong Kong

Fax:	+852 2111 1890

Attention:	Ms. Chris Fan

or any substitute address or fax number which the Issuer may notify to the Bondholder by not less than ten (10) Business Days’ notice.

(b)	Any communication or notice made to the Issuer under or in connection with these Conditions will only be effective:

(i)	if by way of fax, at the time of its despatch (subject to confirmation of uninterrupted transmission by the sender by a transmission report);

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(ii)	if by personal delivery by hand or courier, at the time of delivery at the address referred to in Condition 18.1(a);

(iii)	if by local post (other than airmail) or registered mail, at 10:00 am on the second Business Day after posting; and

(iv)	if by airmail, at 10:00 am on the fifth (5th) Business Day after posting.

18.2	Notices to the Bondholder

All notices to the Bondholder under or in connection with these Conditions shall be validly given if mailed to him at his address in the Register. Condition 18.1(b) shall apply mutatis mutandis to notices given by the Issuer to the Bondholder under or in connection with these Conditions.

19	LANGUAGE

These Conditions are in English. If a translation is prepared, the English version shall prevail and the translation shall be for information purposes only.

20	GOVERNING LAW AND ARBITRATION

(a)	The Bond and any dispute or claim arising out of or in connection with it or these Conditions or any Bond Document shall be governed by, and construed in accordance with, Hong Kong law.

(b)	Any dispute, controversy or claim arising out of or in connection with the Bond or these Conditions or any Bond Document (including a dispute regarding the existence, validity, formation, effect, interpretation, performance or termination of the Bond or these Conditions) shall be settled by arbitration.

(c)	The arbitral proceedings shall be conducted as follows:

(i)	the place of arbitration shall be in Hong Kong at the Hong Kong International Arbitration Center (“HKIAC”);

(ii)	the arbitration proceedings shall be conducted in English;

(iii)	the UNCITRAL Arbitration Rules in force as at the Issue Date (as may be amended by these Conditions) shall apply;

(iv)	there shall be three (3) arbitrators to be mutually agreed upon by the Issuer and the Bondholder or, in absence of mutual agreement, each of (A) the Issuer (on the one hand) and (B) the Bondholder (on the other hand) may nominate one (1) arbitrator and the third arbitrator shall be appointed by the Chairman for the time being of the HKIAC;

(v)	the arbitration proceedings shall be administered by the HKIAC in accordance with the HKIAC Procedures for Arbitration in force as at the Issue Date;

(vi)	an award by the arbitrators shall be final and conclusive and binding upon the Issuer and the Bondholder and shall not be subject to further appeal; and

(vii)	judgment upon the award rendered may be entered in any court having jurisdiction and each of the Issuer and the Bondholder submits to the non-exclusive jurisdiction of the Hong Kong courts for this purpose.

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21	TERMINATION OF CONDITIONS

Notwithstanding anything to the contrary in any Bond Document, the Issuer’s covenants, obligations and conditions, and the Bondholder’s rights, benefits and claims under the Bond Documents, at law and/or in equity, insofar as the Bondholder’s Bond is concerned, shall terminate and have no force and effect upon the earlier of the date on which the Bond is converted or redeemed (as the case may be).

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ANNEXURE 1

FORM OF TRANSFER

CHINA METRO-RURAL HOLDINGS LIMITED

(a company limited by shares incorporated in the British Virgin Islands)

US$5,000,000 10% CONVERTIBLE BOND DUE 2016

To:	CHINA METRO-RURAL HOLDINGS LIMITED (the “Issuer”)

I am/We are* the holder of US$5,000,000 in aggregate principal amount of the Bond issued by the Issuer on December 20, 2013 with Certificate number 1.

References in this Transfer Form to “Conditions” are to the terms and conditions on which the Bond was issued, as may have been amended from time to time. Terms defined in the Conditions shall have the same meaning in this Transfer Form, save where the context otherwise requires.

1.	I/We* hereby transfer the Bond registered in my/our* name in the register of bondholders to:

of/whose registered office address is at:

(the “Transferee”)

2.	I/We* hereby request that a Certificate in respect of the transferred Bond be issued to the person whose name and address are set out in paragraph 1 above and that such Certificate:

	* (a)	be despatched to the person whose name and address is given below and in the manner specified below:

Name :

Address :

Manner of despatch: [Registered mail/recorded mail/courier]*

	* (b)	if no name and address is given in (a) above, be made available for collection at the office of the Issuer referred to for that purpose in the Conditions.

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3.	The Certificate in respect of the transferred Bond is enclosed with this Transfer Form.

4.	The registered account of the Transferee (being a US$ account) for the purposes of receipt of principal, interest and any other amounts in respect of the Bond is (unless otherwise instructed by the Transferee) as follows:

	Name of Account	:

	Account No.	:

	Sort Code	:

	Name of Bank	:

	Address of Bank	:

*	delete as appropriate

Name of Transferor	:

Signature of Transferor	:

Date	:

Notes:

(i)	A representative of the holder should state the capacity in which he signs.

(ii)	The signature of the person effecting a transfer shall conform to any list of duly authorized specimen signatures supplied by the holder or be certified by a recognized bank, notary public, commissioner of oaths, solicitor or in such other manner as the Issuer may reasonably require.

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ANNEXURE 2

FORM OF CONVERSION NOTICE

To:	CHINA METRO-RURAL HOLDINGS LIMITED (the “Issuer”)

In respect of the issue of US$5,000,000 10% convertible bond due 2016 (the “Bond”) issued by the Issuer to [me/us] on December 20, 2013 and its related terms and conditions (the “Conditions”), [I/we] the holder(s) of the Bond hereby give notice of [my/our] desire to exercise the conversion right attached to the Bond at the conversion price in accordance with the Conditions in respect of US$5,000,000 of the principal amount outstanding.

[I/we] agree to accept all the fully paid ordinary shares in the capital of the Issuer (the “Conversion Shares”) to be issued pursuant to this exercise of the conversion right attached to the Bond, subject to the constitutional documents of the Issuer. [I/we] desire the Conversion Shares to be registered in [my/our] name and hereby authorise the entry of [my/our] name in the register of members of the Issuer in respect of the Conversion Shares and the despatch of the related share certificate to [name] at [address].

The Certificate in respect of the converted Bond is enclosed with this Conversion Notice.

Signature of the holder of the Bond:

Name:

Title:

Date:

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ANNEXURE 3

FORM OF REDEMPTION NOTICE

To:	CHINA METRO-RURAL HOLDINGS LIMITED (the “Issuer”)

In respect of the issue of US$5,000,000 10% convertible bond due 2016 (the “Bond”) issued by the Issuer to [me/us] on December 20, 2013 and its terms and conditions (the “Conditions”), [I/we] the holder of the Bond refer to Condition [12.1/13.2] and hereby require the Issuer to redeem the Bond in the aggregate principal amount of US$5,000,000 pursuant to the said Condition and otherwise in accordance with the terms and conditions contained in the Certificate.

The Certificate in respect of the Bond which [I/we] require the Issuer to redeem is enclosed with this Redemption Notice.

Signature of the holder of the Bond:

Name:

Title:

Date:

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Exhibit 4.49.3

BOND CERTIFICATE WITH TERMS AND CONDITIONS

CHINA METRO-RURAL HOLDINGS LIMITED

(a company limited by shares incorporated in the British Virgin Islands)

US$1,000,000 10% CONVERTIBLE BOND DUE 2016

Certificate number: 1

Issued pursuant to a resolution of the board of directors of China Metro-Rural Holdings Limited (the “Issuer”) passed on December 9, 2013.

THE ISSUER HEREBY CERTIFIES that [not disclosed] is the registered holder of US$1,000,000 in principal amount of the above-mentioned convertible bond (the “Bond”). The Bond is issued with the benefit of and subject to the provisions of the terms and conditions (the “Conditions”) attached hereto, as the same may be amended from time to time, which shall form an integral part of this Certificate.

For value received, the Issuer promises to pay the person who appears at the relevant time on the register of bondholders as the holder of the Bond in respect of which this Certificate is issued such amount or amounts as shall become due in respect of the Bond and otherwise to comply with the Conditions.

Any reference herein to the Conditions is to the terms and conditions of the Bond attached hereto and any reference to a numbered Condition is to the correspondingly numbered provision thereof.

This Certificate is evidence of entitlement only. Title to the Bond passes only on due registration in the register of bondholders and only the duly registered holder is entitled to payment on the Bond in respect of which this Certificate is issued.

This Certificate shall not be valid for any purpose until executed by the Issuer.

This Certificate and the Bond are governed by and shall be construed in accordance with the laws of the Hong Kong Special Administrative Region of the People’s Republic of China.

Issued by and under the common seal of the Issuer this 20th day of December, 2013.

THE COMMON SEAL of	)
CHINA METRO-RURAL HOLDINGS LIMITED	)
was affixed hereto in the presence of:	)

Name: Sio Kam Seng
Director

Notes: The Bond cannot be transferred to bearer on delivery and is only transferable to the extent permitted by Condition 0. This Certificate must be delivered to the specified office of the Issuer for cancellation and reissue of an appropriate Certificate in the event of any such transfer.

TERMS AND CONDITIONS OF THE BOND

1	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In these Conditions, the following terms and expressions shall, unless the context otherwise requires, have the following meanings.

“Act” has the meaning specified in Condition 10.1.

“Authorisation” means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration (in each case whether preliminary, interim, conditional or otherwise).

“Authority” means any competent governmental, administrative, supervisory, regulatory, judicial, determinative, disciplinary, enforcement or tax raising body, authority, agency, board, department, court or tribunal of any jurisdiction (including any relevant securities exchange) and whether supranational, national, regional or local.

“Bond” means this US$1,000,000 10% convertible bond due 2016 of the Issuer.

“Bond Documents” means the Certificate, these Conditions and any other document designated as a Bond Document by the Bondholder and the Issuer.

“Bondholder” and “holder” means [not disclosed] or any other person to whom the Bond is transferred pursuant to Condition 16.1 and in whose name the Bond is registered.

“Business Day” means a day on which banks are open for business in Hong Kong, the PRC and the State of New York (other than a Saturday, Sunday or public holiday or a day on which a tropical cyclone warning No. 8 or above or a “black rainstorm warning signal” is hoisted or remains hoisted in Hong Kong at any time between 9:00 a.m. and 5:00 p.m.) and, in the case of the surrender of the Certificate, in the place where the Certificate is surrendered.

“Certificate” has the meaning specified in Condition 3.

“Conditions” means these Terms and Conditions of the Bond as set forth herein.

“Conversion Date” has the meaning specified in Condition 8.4(b).

“Conversion Notice” means a written notice of conversion in substantially the form set out in Annexure 2.

“Conversion Period” has the meaning specified in Condition 8.1.

“Conversion Price” means the price per Conversion Share at which Conversion Shares will be issued upon the exercise of the Conversion Right attached to the Bond, which price being initially US$1.30, subject to adjustment as provided in these Conditions.

“Conversion Right” means a right to convert the Bond into Conversion Shares pursuant to Condition 8.1.

“Conversion Shares” mean the Shares to be issued to the Bondholder upon the exercise of the Conversion Right attached to the Bond.

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“Equivalent Amount” has the meaning specified in Condition 8.4(c)(iv).

“Event of Default” means any event or circumstance described as such in Condition 13.1.

“Group” means the Issuer and its Subsidiaries, namely, M.S. Electronic Emporium Limited, China Metro-Rural Limited, China Metro-Rural Exchange Limited, China Northeast Logistics City Co., Ltd. , Tieling North Asia Development Co., Ltd. , Tieling Northeast City Advertising Co., Ltd. , Tieling North Asia Property Management Co., Ltd. , Tieling Northeast City Motor Vehicle Trading Co., Ltd. , China Metro-Rural Development Limited, China Northeast Logistics City Dezhou Co., Ltd. , Dezhou Northeast City Property Co., Ltd. , Dezhou North Asia Property Management Co., Ltd. , China Northeast Logistics City Shenzhen Co., Ltd. , China Glorious City Strategic Limited, China Glorious City Investments Limited, China Glorious City Construction Limited, China Glorious City Development Limited, China Glorious City (Hengyang) Co., Ltd. , Shenyang Jiataihe Investments Co., Ltd. , China Glorious City Strategic(Zhoukou) Co., Ltd , China Glorious City Investments (Zhoukou) Co., Ltd. , Hengyang China Glorious City Business Co., Ltd. , Hengyang China Glorious City Logistics Co., Ltd. , Hengyang China Glorious Property Co., Ltd. , Hengyang Huayan Property Co., Ltd. and Hengyang Huaqian Property Co., Ltd. , and “Group Member” means any of those persons.

“HKIAC” has the meaning specified in Condition 20(c)(i).

“Hong Kong” means the Hong Kong Special Administrative Region of the PRC.

“Issue Date” means the date on which the Bond is issued.

“Issuer” means China Metro-Rural Holdings Limited, a company limited by shares incorporated in the British Virgin Islands.

“Interest Payment Date” has the meaning specified in Condition 7.1.

“Interest Record Date” has the meaning specified in Condition 11.1(b).

“Law” means, in respect of a person, all civil and common law, statute, subordinate legislation, treaty, regulation, directive, decision, by-law, ordinance, circular, code, order, notice, demand, decree, injunction, resolution or judgment of any Authority (including the rules and regulations of the NYSE MKT or any other applicable stock exchange) applicable to or affecting such person, its business, employees or assets in any jurisdiction.

“Maturity Date” means December 19, 2016.

“Maturity Redemption Amount” has the meaning specified in Condition 14.

“NYSE MKT” means NYSE MKT LLC.

“PRC” means the People’s Republic of China excluding, for the purpose of these Conditions, Hong Kong, Macau Special Administrative Region and Taiwan.

“Redemption Amount” has the meaning specified in Condition 12.1.

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“Redemption Notice” means any notice of redemption delivered by the Bondholder to the Issuer in accordance with these Conditions and substantially in the form set out in Annexure 3.

“Register” has the meaning specified in Condition 5.

“Registration Date” has the meaning specified in Condition 8.4(c)(ii).

“Security” means any lien, pledge, encumbrance, charge (fixed or floating), mortgage, third party claim, debenture, option, right of pre-emption, right to acquire, assignment by way of security, trust arrangement for the purpose of providing security or security interests of any kind (including retention arrangements or other encumbrances and any agreement to create any of the foregoing).

“Shareholder” means a registered holder of Shares.

“Shares” means ordinary shares in the capital of the Issuer.

“Subsidiary” means, as of the relevant date of determination, with respect to any person (the “subject entity”), (a) any person: (i) more than 50% of whose shares or other interests entitled to vote in the election of directors or (ii) more than 50% of whose interest in the profits or capital are owned or controlled directly or indirectly by the subject entity or through one (1) or more Subsidiaries of the subject entity, or (b) any person with respect to which the subject entity has the power to otherwise direct the business and policies of that person directly or indirectly through another Subsidiary.

“U.S.” means the United States of America.

“US$” means U.S. dollars, the lawful currency of the U.S.

1.2	Interpretation

(a)	Unless a contrary indication appears, any reference in these Conditions to:

(i)	“assets” includes present and future properties, revenues and rights of every description;

(ii)	the Bondholder, any Group Member or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees;

(iii)	a “person” includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium or partnership (whether or not having separate legal personality);

(iv)	a reference to any Hong Kong legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of any jurisdiction other than Hong Kong, be deemed to include what most nearly approximates the Hong Kong legal term in that jurisdiction and references to any Hong Kong statute or enactment shall be deemed to include any equivalent or analogous laws or rules in any other jurisdiction;

(v)	a reference to any law or enactment includes references to: (A) that law or enactment as re-enacted, amended, extended or applied by or under any other

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enactment (before or after the Issue Date); (B) any law or enactment which that law or enactment re-enacts (with or without modification); and (C) any subordinate legislation made under any law or enactment, as re-enacted, amended, extended or applied, as described in paragraph (A) above, or under any law or enactment referred to in paragraph (B) above, and “law” and “enactment” includes any legislation in any jurisdiction;

(vi)	a “Bond Document” or any other agreement or instrument is a reference to that Bond Document or other agreement or instrument as amended, novated, supplemented, extended or restated;

(vii)	words importing the singular include the plural and vice versa, and words importing a gender include every gender;

(viii)	a time of day is a reference to Hong Kong time; and

(ix)	the words “include” and “including” shall be construed without limitation.

(b)	The headings in these Conditions are inserted for convenience only and shall not affect the construction of these Conditions.

2	STATUS

The Bond constitutes the direct, unsecured, unconditional and unsubordinated obligations of the Issuer and is issued with the benefits of these Conditions. The payment obligations of the Issuer under the Bond shall (save for such exceptions as may be provided by mandatory provisions of Law) at all times rank at least equally with all other present and future unsecured, unconditional and unsubordinated obligations of the Issuer. No application will be made for a listing of the Bond.

3	FORM AND DENOMINATION

The Bond is issued in registered form. On the Issue Date, a definitive bond certificate (the “Certificate”) shall be issued to the Bondholder in respect of his registered holding of the Bond. The Bond and the Certificate shall be numbered serially with an identifying number which shall be recorded on the Certificate and in the Register.

4	TITLE

Title to the Bond passes only by transfer and registration in the Register pursuant to Condition 16.1. The Bondholder shall (except as otherwise required by Law) be treated as the absolute owner of the Bond for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any interest in it or any writing on, or the theft or loss of, the Certificate issued in respect of it) and no person shall be liable for so treating the holder.

5	REGISTER

The Issuer shall maintain a register of bondholders (the “Register”) on which shall be entered the name, address and bank account details of the Bondholder and the particulars of the Bond held by the Bondholder.

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6	COVENANTS

6.1	Authorisations

The Issuer shall promptly obtain, comply with and do all that is necessary to maintain in full force and effect any Authorisation required under Law to enable it to perform its obligations under the Bond Documents.

6.2	Other Covenants in relation to Conversion Right

For so long as the Bond shall remain outstanding, unless with the Bondholder’s consent, the Issuer shall pay the expenses of the issue of, and all expenses of obtaining and maintaining a listing on the NYSE MKT for, the Conversion Shares.

7	INTEREST

7.1	Interest Rate and Interest Payment Dates

The Bond bears interest on its outstanding principal amount from and including the Issue Date at the rate of 10% per annum. Interest is payable semi-annually in arrears on the last day of every six months from the Issue Date (each an “Interest Payment Date”). If an Interest Payment Date would otherwise fall on a day which is not a Business Day, it shall be postponed to the next day which is a Business Day.

7.2	Interest Accrual and Payment

(a)	Interest on the Bond shall accrue from the Issue Date on a daily basis and shall be calculated on the basis of the actual number of days elapsed in a year of 365 days, including the first day of the period during which it accrues and including the last day of the period. Interest on the Bond not held for the whole of the period between any two successive Interest Payment Dates shall be calculated on a pro rata basis.

(b)	The Bond shall cease to bear interest:

(i)	where the Conversion Right attached to it shall have been exercised, from and including the Conversion Date; or

(ii)	from the Maturity Date or the due date for redemption of the Bond, unless payment of the full amount due is improperly withheld or refused or default is otherwise made in respect of any such payment, and in such event, interest shall continue to accrue at the rate provided in Condition 7.1, up to but excluding the date on which all sums due in respect of the Bond are received by or on behalf of the holder thereof. If interest is required to be calculated for a period of less than one year, it shall be calculated on the basis of the actual number of days elapsed in a year of 365 days.

(c)	Save as provided in Conditions 8.4(c)(iii), 12, 13 and 14 the Issuer shall pay interest due in respect of the Bond on each Interest Payment Date.

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8	CONVERSION

8.1	Conversion Right and Conversion Period

The Bondholder has the right to convert all but not part of the Bond for Conversion Shares at any time during the Conversion Period; provided that such conversion would not result in the Bondholder, the Issuer or any other person contravening any applicable Law. Such Conversion Right shall be exercised in accordance with Condition 8.4(a)(i). Subject to compliance with these Conditions (including Condition 8.4(a)(i)), the “Conversion Period” shall be the period commencing on the Issue Date and expiring on the close of business (at the place where the Certificate representing the Bond is deposited for conversion) on the earlier of:

(a)	the date which falls five (5) Business Days prior to the Maturity Date; or

(b)	if the Bond shall have been called for redemption prior to the Maturity Date, the close of business (at the place aforesaid) on the date of the Redemption Notice.

8.2	Number of Conversion Shares and Fractions Arising on Conversion

(a)	The number of Conversion Shares to be issued on a conversion of the Bond pursuant to this Condition 0 shall be determined by dividing the principal amount of the Bond by the Conversion Price in effect at the Conversion Date.

(b)	Fractions of Conversion Shares shall not be issued on the conversion of the Bond but rounded down to the nearest whole number of Conversion Shares and no cash adjustments shall be made in respect thereof.

8.3	Revival After Default

Notwithstanding the provisions of Condition 8.1, if:

(a)	the Issuer shall default in making payment in full in respect of the Bond which shall have been called for redemption on the date fixed for redemption thereof; or

(b)	the Bond has become due and payable prior to the Maturity Date by reason of the occurrence of an Event of Default; or

(c)	the Bond is not redeemed on the Maturity Date in accordance with Condition 12.2,

the Conversion Right attaching to the Bond shall revive and/or shall continue to be exercisable up to (and including) the close of business (at the place where the Certificate evidencing the Bond is deposited for conversion) on the date upon which the full amount of the moneys payable in respect of the Bond has been duly received by the Bondholder. If the Certificate and the Conversion Notice are deposited for conversion prior to such date, the Bond shall be converted on the relevant Conversion Date notwithstanding that the Conversion Period may have expired before such Conversion Date.

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8.4	Conversion Procedure

(a)	Conversion Notice

(i)	To exercise the Conversion Right attaching to the Bond pursuant to Condition 8.1 the holder thereof must complete, execute and deposit at his own expense during normal business hours at the principal office of the Issuer in Hong Kong:

(A)	a Conversion Notice; and

(B)	the Certificate.

Except as expressly provided herein, a Conversion Notice once delivered shall be irrevocable and may not be withdrawn unless the Issuer consents in writing to such withdrawal.

(b)	Conversion Date

(i)	Subject to Condition 8.4(b)(ii), the conversion date in respect of the Bond (the “Conversion Date”) must fall at a time when the Conversion Right attaching to that Bond is expressed in these Conditions to be exercisable (subject to Conditions 8.1 and 8.3), and shall be deemed to be the fifth (5th) Business Day following the date of the surrender of the Certificate and delivery of such Conversion Notice and, if applicable, any payment to be made or indemnity given under these Conditions in connection with the exercise of such Conversion Right.

(ii)	In the event the conversion would result in the Bondholder, Issuer or any other person contravening any applicable Law, then for that particular conversion only and in respect of only those Conversion Shares which result in that contravention, the Conversion Date will be the fifth (5th) Business Day after the later of:

(A)	the date the issue of those Conversion Shares would no longer result in that contravention; and

(B)	the date of the surrender of the Certificate and delivery of such Conversion Notice and, if applicable, any payment to be made or indemnity given under these Conditions in connection with the exercise of such Conversion Right.

(c)	Issue of Shares and Registration

(i)	As soon as practicable on the Conversion Date, the Issuer shall, upon exercise by the Bondholder of the Conversion Right pursuant to Condition 8.1 and in respect of which a duly completed Conversion Notice and the Certificate having been delivered as required by this Condition 8.4, issue to the Bondholder the relevant number of Conversion Shares and shall immediately upon the issue of those Conversion Shares:

(A)	instruct the Issuer’s share registry to as soon as practicable:

(I)	enter the Bondholder in the register of members of the Issuer (if any) as the holder of those Conversion Shares; and

(II)	despatch a single share certificate in respect of all of those Conversion Shares issued on conversion of the Bond subject to the same Conversion Notice and which are to be registered in the same name.

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(ii)	The Bondholder shall become the holder of record of the number of Conversion Shares issuable upon conversion with effect from the date such person is registered as such in the Issuer’s register of members (the “Registration Date”). The Conversion Shares shall in all respects (including rights to dividends) rank pari passu with the Shares in issue on the relevant Registration Date.

(iii)	Upon conversion and on the Registration Date, the Issuer shall pay to the Bondholder any interest accruing on the converted Bond since (but excluding) the Interest Payment Date last preceding the relevant Conversion Date up to (but excluding) the Conversion Date.

(iv)	If the record date for the payment of any dividend or other distribution in respect of the Shares is on or after the Conversion Date of the Bond, but before the Registration Date, the Issuer shall pay to the converting Bondholder an amount (the “Equivalent Amount”) in US$ equal to the amount of any such dividend or other distribution to which the Bondholder would have been entitled had it on that record date been a Shareholder on record and shall make the payment at the same time as it makes payment of the dividend or other distribution to other Shareholders, or as soon as practicable thereafter. The Equivalent Amount shall be paid by means of transfer to the registered account of the Bondholder or by US$ cheque drawn on a bank in Hong Kong and mailed to the registered address of the Bondholder specified in the relevant Conversion Notice if he does not have a registered account. In these Conditions a “record date” means a date fixed by the constitutional documents of the Issuer or otherwise specified for the purpose of determining entitlements to dividends or other distributions to, or rights of, Shareholders.

9	ADJUSTMENTS TO CONVERSION PRICE

9.1	Conversion Price Adjustment – Consolidation, Subdivision or Reclassification

The Conversion Price shall be subject to adjustment if and whenever the Shares shall be consolidated, subdivided or reclassified.

In such an event, the Conversion Price in force immediately prior thereto shall be adjusted by multiplying it by the following fraction:

A
B

where:

A	is the aggregate number of issued Shares immediately before such consolidation, sub-division or reclassification; and

B	is the aggregate number of issued Shares immediately after such consolidation, sub-division or reclassification.

Such adjustment shall become effective on the date the consolidation, sub-division or reclassification (as the case may be) takes effect.

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9.2	Rounding and Minor Adjustments

On any adjustment, the resultant Conversion Price, if not an integral multiple of US$0.01, shall be rounded down to the nearest US$0.01. No adjustment shall be made to the Conversion Price if such adjustment (rounded down if applicable) would be less than 1% of the Conversion Price then in effect. Any adjustment not required to be made, and any amount by which the Conversion Price has been rounded down, shall be carried forward and taken into account in any subsequent adjustment.

9.3	Employee Share Scheme

No adjustment shall be made to the Conversion Price where Shares or other securities (including rights, warrants or options) are issued, offered, exercised, allotted, appropriated, modified or granted to or for the benefit of employees or former employees (including directors holding or formerly holding executive office) of the Issuer or any Group Member pursuant to any employee share scheme or plan (including a dividend reinvestment plan).

9.4	Notice of Change in Conversion Price

The Issuer shall give notice to the Bondholder in accordance with Condition 18 of any change in the Conversion Price. Any such notice relating to a change in the Conversion Price shall set forth: (i) the event giving rise to the adjustment; (ii) the Conversion Price prior to such adjustment; (iii) the adjusted Conversion Price; and (iv) the effective date of such adjustment.

10	REPRESENTATIONS AND WARRANTIES OF THE BONDHOLDER

10.1	The Bondholder hereby acknowledges and represents and agrees that (i) neither the Bond nor the Conversion Shares has been or will be registered under the U.S. Securities Act of 1933, as amended from time to time (the “Act”), or any other U.S. federal or state securities or “Blue Sky” laws, and may be resold within the jurisdiction of the United States or to U.S. Persons as defined in Rule 902(o) of Regulation S only if registered pursuant to the provisions of the Act and all applicable U.S. federal and state securities laws or if an exemption from such registration is available; (ii) the Issuer is not required and has no present intention to register the Bond or the Conversion Shares under the Act or any other securities laws; and (iii) any transfer of the Bond or any Conversion Shares must comply with the constitutional documents of the Issuer and all applicable U.S. federal and state securities laws. The Bondholder further acknowledges that if an exemption from registration of the Bond or the Conversion Shares is available under the Act or any other applicable securities law, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Bond or Conversion Shares and requirements relating to the Issuer that are outside of the Bondholder’s control and that the Issuer is under no obligation, and may not be able, to satisfy.

10.2	The Bondholder hereby represents and warrants to the Issuer that he (i) is a sophisticated individual that is an accredited investor within the meaning of Rule 501 under the Act, (ii) is able to protect his own interests and bear the economic risk associated with the purchase of the Bond or the Conversion Shares, (iii) has received such information as he deems necessary and appropriate to make an informed decision regarding the purchase of the Bond or the Conversion Shares, (iv) has such knowledge and experience, and has made investments of a similar nature, so as to be aware of the risks and uncertainties inherent in the purchase of investments of the type contemplated by the Bond Documents, and (v) has independently and without reliance upon the Issuer, and based on such information as the Bondholder has deemed appropriate, made his own analysis and decision to subscribe for the Bond and/or the Conversion Shares. He acknowledges that the Issuer has not given, and is not required to give, the Bondholder any investment advice, credit information or opinion on whether the subscription of the Bond or the Conversion Shares is prudent.

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10.3	The Bondholder hereby represents and warrants to the Issuer that either it has been duly formed and is validly existing as a corporation or other legal entity in good standing under the laws of its jurisdiction of incorporation or is an individual who is not a citizen or resident of the U.S. The Bondholder is not organized under the laws of the U.S. and is not a “U.S. Person” as that term is defined in Rule 902(o) of Regulation S under the Act.

10.4	The Bondholder hereby represents and warrants to the Issuer that the Bond and any Conversion Shares are being acquired for investment for the Bondholder’s own account, not as nominee or agent or on behalf of any U.S. Person as defined in Rule 902(o) of Regulation S, and the Bondholder has no intention of distributing or reselling, or granting any participation in, the Bond or the Conversion Shares, or any part thereof, except in accordance with the Act, the rules and regulations of the U.S. Securities and Exchange Commission promulgated thereunder and all other applicable securities laws, rules and regulations.

10.5	The Bondholder hereby represents and warrants to the Issuer that to the best knowledge of the Bondholder, the Bond, the Bond Documents and the transactions contemplated by them are not part of a plan or scheme to evade the registration provisions of the Act.

10.6	The Bondholder hereby acknowledges, represents and warrants that the Issuer has not made an offer to issue the Bond to the Bondholder in the U.S. other than as permitted in the case of an account managed by a professional fiduciary resident in the U.S. within the meaning of Section 902(o)(2) of Regulation S. At the time of the issue of the Bond and the execution of the Bond Documents and, to the best knowledge of the Bondholder, at the time the issue of the Bond originated, the Bondholder was located and resident outside the U.S., other than as permitted in the case of an account managed by a professional fiduciary resident in the U.S. within the meaning of Section 902(o)(2) of Regulation S.

10.7	The Bondholder hereby acknowledges that no public market now exists for the Bond or the Conversion Shares and that the Issuer has not provided any assurance that a public market will ever exist for the Bond or the Conversion Shares.

10.8	The Bondholder hereby acknowledges, represents and warrants that he has had an opportunity to (i) review the terms and conditions of the Bond Documents, the constitutional documents of the Issuer and any other documents related to the transactions contemplated under the Bond Documents, (ii) to secure all such information as he deems necessary regarding the business, management, properties, prospects and financial condition of each Group Member and (iii) to consult with counsel regarding the subject matter of the Bond Documents. The Bondholder hereby further acknowledges that the Issuer has not made or given any implied or express representations or warranties. In particular, no representations are made and no warranties are given by the Issuer in respect of the business, management, properties, prospects and financial condition of each Group Member.

10.9	The Bondholder hereby acknowledges and understands that the Bond, the Conversion Shares, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

“THE SHARES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

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“TRANSFER OF THESE SHARES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

10.10	The Bondholder hereby consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer of the Bond or Shares set forth in these Conditions.

11	PAYMENTS

11.1	Principal and interest

Payment of principal and interest due:

(a)	other than on an Interest Payment Date shall be made by transfer to the registered account of the Bondholder or by US$ cheque drawn on a bank in Hong Kong mailed to the registered address of the Bondholder if he does not have a registered account. Payment of principal shall only be made after surrender of the Certificate at the principal place of business of the Issuer in Hong Kong; and

(b)	on an Interest Payment Date shall be paid on the due date for the payment of interest to the holder shown on the Register at the close of business on the fifth (5th) day before the due date for the payment of interest (the “Interest Record Date”). Payments of interest on the Bond shall be made by transfer to the registered account of the Bondholder or by US$ cheque drawn on a bank in Hong Kong mailed to the registered address of the Bondholder if he does not have a registered account.

11.2	Rounding

When making payments to or for the benefit of the Bondholder, fractions of one cent shall be rounded down to the nearest cent.

11.3	Registered Accounts

For the purposes of this Condition, the Bondholder’s registered account means the US$ account maintained by or on behalf of the Bondholder with a bank in Hong Kong or any other jurisdiction, details of which appear on the Register at the close of business on the second Business Day before the due date for payment, and the Bondholder’s registered address means his address appearing on the Register at that time.

11.4	Fiscal Laws

All payments are subject in all cases to Law. No commissions or expenses shall be charged to the Bondholder in respect of such payments.

11.5	Payment Initiation

(a)

Where payment is to be made by transfer to a registered account, payment instructions (for value on the due date or, if that is not a Business Day, for value on the first following day which is a Business Day) shall be initiated and, where payment is to be made by cheque, the cheque shall be mailed (at the risk and, if mailed at the request of the holder otherwise than by ordinary mail, expense of the holder) on the due date for payment (or, if it is not a Business Day, the immediately

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following Business Day) or, in the case of a payment of principal, if later, on the Business Day on which the Certificate is surrendered at the principal place of business of the Issuer in Hong Kong.

(b)	If any date for payment is not a Business Day, the Bondholder shall not be entitled to payment until the next following Business Day nor to any interest or other payment for any delay after the due date in receiving the amount due, if the Bondholder is late in surrendering its Certificate (if required to do so) or if a cheque mailed in accordance with this Condition arrives after the due date for payment.

12	REDEMPTION AND CANCELLATION

12.1	Redemption by the Bondholder

The Bondholder shall have the right to require the Issuer to redeem the Bond at any time on or after the date which is eighteen (18) months after the Issue Date by delivering a Redemption Notice together with the Certificate to the Issuer and the Issuer shall redeem the Bond no later than ninety (90) days after receipt of such Redemption Notice and the Certificate at the Redemption Amount. For the purpose of these Conditions, the “Redemption Amount” means the outstanding principal amount of the Bond elected to be redeemed pursuant to this Condition 12, together with any unpaid interest accruing on such outstanding principal amount of the Bond to be redeemed since (but excluding) the Interest Payment Date last preceding the relevant date of redemption up to (but excluding) such date of redemption. A Redemption Notice once delivered shall be irrevocable and may not be withdrawn unless the Issuer consents in writing to such withdrawal.

12.2	Maturity

(a)	Unless previously redeemed or converted and cancelled as provided in these Conditions, the Issuer shall redeem the Bond by payment of the Maturity Redemption Amount in respect of the Bond on the Maturity Date in accordance with these Conditions.

(b)	Except as provided in these Conditions (including Conditions 12 and 0), neither the Issuer nor the Bondholder may redeem the Bond at his option prior to the Maturity Date.

12.3	Cancellation

The Bond shall be cancelled upon redemption or conversion and the Issuer is entitled to update the Register accordingly to reflect such redemption or conversion.

12.4	Notices

All notices given pursuant to this Condition 12 shall be given in accordance with Condition 18.

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13	EVENTS OF DEFAULT

13.1	Events or Circumstances Constituting Events of Default

Each of the following events or circumstances is an Event of Default for the purposes of Condition 13.2, unless otherwise agreed by the Bondholder or otherwise expressly permitted under any Bond Document:

(a)	If the Issuer fails to make a payment, whether of principal, interest or otherwise, in accordance with the Bond Documents and such default continues for a period of ten (10) Business Days after the due date for such payment.

(b)	Any failure by the Issuer to deliver any Conversion Shares as and when the Conversion Shares are required to be delivered following conversion of the Bond and such failure continues for more than ten (10) Business Days.

13.2	Bondholder Rights Upon Event of Default

Upon the occurrence of an Event of Default which is continuing, the Bondholder shall have the right to require the Issuer to redeem the Bond by delivering a Redemption Notice together with the Certificate to the Issuer. A Redemption Notice once delivered shall be irrevocable and may not be withdrawn unless the Issuer consents in writing to such withdrawal. The Issuer shall redeem the Bond no later than ninety (90) days after receipt of such Redemption Notice and the Certificate at the Redemption Amount.

14	MATURITY REDEMPTION AMOUNT

Unless previously redeemed or converted and cancelled as provided in these Conditions, the Issuer shall on the Maturity Date redeem the Bond at the Maturity Redemption Amount. For the purpose of these Conditions, the “Maturity Redemption Amount” means the outstanding principal amount of the Bond, together with any unpaid interest accruing on such outstanding principal amount of the Bond since (but excluding) the Interest Payment Date last preceding the Maturity Date up to (but excluding) the Maturity Date. Except as provided in these Conditions (including Conditions 12 and 0), the Bond shall not be redeemed or repaid prior to the Maturity Date.

15	MODIFICATION AND WAIVER

15.1	Agreement in writing

The Bond and these Conditions may only be varied by agreement in writing between the Issuer and the Bondholder.

15.2	Modification and Waiver

The Bondholder may agree in writing with the Issuer to the waiver or authorisation of any breach, or proposed breach, of the Bond and these Conditions. The Bond and these Conditions may be amended without the consent of the Bondholder to correct a manifest or proven error or to comply with mandatory provisions of Law. Any such modification, waiver or authorisation shall be binding on the Bondholder and any such modification shall be notified by the Issuer to the Bondholder as soon as practicable thereafter.

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16	TRANSFER AND REGISTRATION OF THE BOND; ISSUE OF CERTIFICATES

16.1	Procedure for transfer

(a)	Notwithstanding any provision to the contrary in the Bond Documents, the Bond cannot be transferred unless with the written consent of the Issuer and upon the execution of the form of transfer substantially in the form set forth in Annexure 1 endorsed under the hand of the transferor or, where the transferor is a corporation, under its common seal or under the hand of a director or a duly authorised officer in writing. The Bondholder shall cause its shareholders, affiliates, or any other person controlling the Bondholder to abide by this Condition 0 and procure that restrictions set forth in this Condition 0 shall not be avoided by the direct or indirect sale, transfer, disposal, issuance or redemption of any shares (or other interest) in the Bondholder or in a shareholder, affiliate or such other person having control over the Bondholder or otherwise. In this Condition, a reference to “transferor” shall (where the context permits or requires) include joint transferors and be construed accordingly.

(b)	The transferor of the Bond shall be deemed to remain the holder of the Bond until the name of the transferee is entered in the Register as the holder thereof. Registration of a transfer of the Bond shall be effected without charge by or on behalf of the Issuer, or any registrar of the Issuer, but upon payment by the transferor (or the giving of such indemnity as the Issuer, or any such registrar, may require) in respect of any costs, taxes or other governmental charges which may be imposed in relation to it.

(c)	The Certificate issued in respect of the Bond to be transferred must be delivered for registration to the Issuer accompanied by such other evidence as the Issuer may reasonably require to prove the title of the transferor or his right to transfer the Bond and his identity and, if the form of transfer is executed by some other person on behalf of the transferor or in the case of the execution of a form of transfer on behalf of a corporation by its officers, the authority of that person or those persons to do so. The signature of the person effecting a transfer of the Bond shall conform to any list of duly authorised specimen signatures supplied by the holder of the Bond.

(d)	The new Certificate to be issued upon a transfer of Bond shall, within five (5) Business Days of receipt by the Issuer of the Certificate and form of transfer complying with the requirements of this Condition 16.1, be made available for collection at the principal place of business of the Issuer in Hong Kong, or if so requested in the form of transfer, be mailed by uninsured mail (at the risk of the transferee) to the address specified in the form of transfer.

(e)	Subject to the other provisions of this Condition 0, the Issuer shall register the transfer of the Bond only upon presentation of an executed and duly completed form of transfer together with the Certificate and any other documents thereby required.

16.2	Entitlement to Certificate

(a)	The executors or administrators of a deceased Bondholder (not being one of several joint holders) and, in the case of the death of one or more of joint holders, the survivor or survivors of such joint holders, shall be the only persons recognised by the Issuer as having any title to the Bond.

(b)	Any person becoming entitled to the Bond in consequence of the death or bankruptcy of the Bondholder may, upon producing such evidence that he holds the

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position in respect of which he proposes to act under this Condition or of his title as the Issuer shall reasonably require (including certificates and/or legal opinions), be registered himself as the holder of the Bond or, subject to this Condition and with the written consent of the Issuer, may transfer the Bond. The Issuer may retain any amount payable upon the Bond to which any person is so entitled until such person shall be so registered or shall duly transfer the Bond.

(c)	Unless otherwise requested by it, a holder of Bond shall receive only one (1) Certificate in respect of his holding.

(d)	The joint holders of a Bond shall be entitled to one (1) Certificate only in respect of their joint holding which shall, except where they otherwise direct, be delivered to the joint holder whose name appears first in the Register in respect of the joint holding.

16.3	Transfer and formalities free of charge

Registration of the holding of the Bond or any transfer of the Bond shall be effected without charge by or on behalf of the Issuer, or any registrar of the Issuer, but upon payment by the transferor (or the giving of such indemnity as the Issuer, or any such registrar, may require) in respect of any costs, taxes or other governmental charges which may be imposed in relation to it. If the Bondholder entitled to receive the Certificate wishes to have it delivered to him otherwise than at the specified office of the Issuer, such delivery shall be made upon his written request to the Issuer, at his risk and at his expense.

16.4	Closed Period

The Bondholder may not require the transfer of the Bond to be registered: (a) during the period of fifteen (15) days ending on (and including) the dates for payment of any principal or any other amounts pursuant to these Conditions; (b) during the period of fifteen (15) days ending on (and including) any Interest Payment Date; (c) after a Conversion Notice has been delivered with respect to the Bond pursuant to these Conditions; or (d) after a Redemption Notice has been delivered with respect to the Bond pursuant to these Conditions.

17	REPLACEMENT OF CERTIFICATES

If the Certificate is mutilated, defaced, destroyed, stolen or lost, it shall be replaced at the principal place of business of the Issuer in Hong Kong upon payment by the claimant of costs and expenses incurred in connection with such replacement and on such terms as to evidence and indemnity as the Issuer may require. A mutilated or defaced Certificate must be surrendered before a replacement will be issued.

18	NOTICES

18.1	Notices to Issuer

(a)	All notices to the Issuer shall be validly given if delivered in person or sent by letter or facsimile transmission addressed to the Issuer at:

Address:	Suite 2204, 22/F, Sun Life Tower
The Gateway, 15 Canton Road
Tsimshatsui, Kowloon, Hong Kong

Fax:	+852 2111 1890

Attention:	Ms. Chris Fan

or any substitute address or fax number which the Issuer may notify to the Bondholder by not less than ten (10) Business Days’ notice.

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(b)	Any communication or notice made to the Issuer under or in connection with these Conditions will only be effective:

(i)	if by way of fax, at the time of its despatch (subject to confirmation of uninterrupted transmission by the sender by a transmission report);

(ii)	if by personal delivery by hand or courier, at the time of delivery at the address referred to in Condition 18.1(a);

(iii)	if by local post (other than airmail) or registered mail, at 10:00 am on the second Business Day after posting; and

(iv)	if by airmail, at 10:00 am on the fifth (5th) Business Day after posting.

18.2	Notices to the Bondholder

All notices to the Bondholder under or in connection with these Conditions shall be validly given if mailed to him at his address in the Register. Condition 18.1(b) shall apply mutatis mutandis to notices given by the Issuer to the Bondholder under or in connection with these Conditions.

19	LANGUAGE

These Conditions are in English. If a translation is prepared, the English version shall prevail and the translation shall be for information purposes only.

20	GOVERNING LAW AND ARBITRATION

(a)	The Bond and any dispute or claim arising out of or in connection with it or these Conditions or any Bond Document shall be governed by, and construed in accordance with, Hong Kong law.

(b)	Any dispute, controversy or claim arising out of or in connection with the Bond or these Conditions or any Bond Document (including a dispute regarding the existence, validity, formation, effect, interpretation, performance or termination of the Bond or these Conditions) shall be settled by arbitration.

(c)	The arbitral proceedings shall be conducted as follows:

(i)	the place of arbitration shall be in Hong Kong at the Hong Kong International Arbitration Center (“HKIAC”);

(ii)	the arbitration proceedings shall be conducted in English;

(iii)	the UNCITRAL Arbitration Rules in force as at the Issue Date (as may be amended by these Conditions) shall apply;

(iv)	there shall be three (3) arbitrators to be mutually agreed upon by the Issuer and the Bondholder or, in absence of mutual agreement, each of (A) the Issuer (on the one hand) and (B) the Bondholder (on the other hand) may nominate one (1) arbitrator and the third arbitrator shall be appointed by the Chairman for the time being of the HKIAC;

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(v)	the arbitration proceedings shall be administered by the HKIAC in accordance with the HKIAC Procedures for Arbitration in force as at the Issue Date;

(vi)	an award by the arbitrators shall be final and conclusive and binding upon the Issuer and the Bondholder and shall not be subject to further appeal; and

(vii)	judgment upon the award rendered may be entered in any court having jurisdiction and each of the Issuer and the Bondholder submits to the non-exclusive jurisdiction of the Hong Kong courts for this purpose.

21	TERMINATION OF CONDITIONS

Notwithstanding anything to the contrary in any Bond Document, the Issuer’s covenants, obligations and conditions, and the Bondholder’s rights, benefits and claims under the Bond Documents, at law and/or in equity, insofar as the Bondholder’s Bond is concerned, shall terminate and have no force and effect upon the earlier of the date on which the Bond is converted or redeemed (as the case may be).

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ANNEXURE 1

FORM OF TRANSFER

CHINA METRO-RURAL HOLDINGS LIMITED

(a company limited by shares incorporated in the British Virgin Islands)

US$1,000,000 10% CONVERTIBLE BOND DUE 2016

To:	CHINA METRO-RURAL HOLDINGS LIMITED (the “Issuer”)

I am/We are* the holder of US$1,000,000 in aggregate principal amount of the Bond issued by the Issuer on December 20, 2013 with Certificate number 1.

References in this Transfer Form to “Conditions” are to the terms and conditions on which the Bond was issued, as may have been amended from time to time. Terms defined in the Conditions shall have the same meaning in this Transfer Form, save where the context otherwise requires.

1.	I/We* hereby transfer the Bond registered in my/our* name in the register of bondholders to:

of/whose registered office address is at:

(the “Transferee”)

2.	I/We* hereby request that a Certificate in respect of the transferred Bond be issued to the person whose name and address are set out in paragraph 1 above and that such Certificate:

* (a)	be despatched to the person whose name and address is given below and in the manner specified below:

Name	:

Address	:

Manner of despatch: [Registered mail/recorded mail/courier]*

* (b)	if no name and address is given in (a) above, be made available for collection at the office of the Issuer referred to for that purpose in the Conditions.

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3.	The Certificate in respect of the transferred Bond is enclosed with this Transfer Form.

4.	The registered account of the Transferee (being a US$ account) for the purposes of receipt of principal, interest and any other amounts in respect of the Bond is (unless otherwise instructed by the Transferee) as follows:

	Name of Account	:

	Account No.	:

	Sort Code	:

	Name of Bank	:

	Address of Bank	:

* delete as appropriate

Name of Transferor	:

Signature of Transferor	:

Date	:

Notes:

(i)	A representative of the holder should state the capacity in which he signs.

(ii)	The signature of the person effecting a transfer shall conform to any list of duly authorized specimen signatures supplied by the holder or be certified by a recognized bank, notary public, commissioner of oaths, solicitor or in such other manner as the Issuer may reasonably require.

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ANNEXURE 2

FORM OF CONVERSION NOTICE

To:	CHINA METRO-RURAL HOLDINGS LIMITED (the “Issuer”)

In respect of the issue of US$1,000,000 10% convertible bond due 2016 (the “Bond”) issued by the Issuer to [me/us] on December 20, 2013 and its related terms and conditions (the “Conditions”), [I/we] the holder(s) of the Bond hereby give notice of [my/our] desire to exercise the conversion right attached to the Bond at the conversion price in accordance with the Conditions in respect of US$1,000,000 of the principal amount outstanding.

[I/we] agree to accept all the fully paid ordinary shares in the capital of the Issuer (the “Conversion Shares”) to be issued pursuant to this exercise of the conversion right attached to the Bond, subject to the constitutional documents of the Issuer. [I/we] desire the Conversion Shares to be registered in [my/our] name and hereby authorise the entry of [my/our] name in the register of members of the Issuer in respect of the Conversion Shares and the despatch of the related share certificate to [name] at [address].

The Certificate in respect of the converted Bond is enclosed with this Conversion Notice.

Signature of the holder of the Bond:

Name:

Title:

Date:

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ANNEXURE 3

FORM OF REDEMPTION NOTICE

To:	CHINA METRO-RURAL HOLDINGS LIMITED (the “Issuer”)

In respect of the issue of US$1,000,000 10% convertible bond due 2016 (the “Bond”) issued by the Issuer to [me/us] on December 20, 2013 and its terms and conditions (the “Conditions”), [I/we] the holder of the Bond refer to Condition [12.1/13.2] and hereby require the Issuer to redeem the Bond in the aggregate principal amount of US$1,000,000 pursuant to the said Condition and otherwise in accordance with the terms and conditions contained in the Certificate.

The Certificate in respect of the Bond which [I/we] require the Issuer to redeem is enclosed with this Redemption Notice.

Signature of the holder of the Bond:

Name:

Title:

Date:

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Exhibit 4.49.4

BOND CERTIFICATE WITH TERMS AND CONDITIONS

CHINA METRO-RURAL HOLDINGS LIMITED

(a company limited by shares incorporated in the British Virgin Islands)

US$4,000,000 10% CONVERTIBLE BOND DUE 2016

Certificate number: 1

Issued pursuant to a resolution of the board of directors of China Metro-Rural Holdings Limited (the “Issuer”) passed on December 9, 2013.

THE ISSUER HEREBY CERTIFIES that [not disclosed] is the registered holder of US$4,000,000 in principal amount of the above-mentioned convertible bond (the “Bond”). The Bond is issued with the benefit of and subject to the provisions of the terms and conditions (the “Conditions”) attached hereto, as the same may be amended from time to time, which shall form an integral part of this Certificate.

For value received, the Issuer promises to pay the person who appears at the relevant time on the register of bondholders as the holder of the Bond in respect of which this Certificate is issued such amount or amounts as shall become due in respect of the Bond and otherwise to comply with the Conditions.

Any reference herein to the Conditions is to the terms and conditions of the Bond attached hereto and any reference to a numbered Condition is to the correspondingly numbered provision thereof.

This Certificate is evidence of entitlement only. Title to the Bond passes only on due registration in the register of bondholders and only the duly registered holder is entitled to payment on the Bond in respect of which this Certificate is issued.

This Certificate shall not be valid for any purpose until executed by the Issuer.

This Certificate and the Bond are governed by and shall be construed in accordance with the laws of the Hong Kong Special Administrative Region of the People’s Republic of China.

Issued by and under the common seal of the Issuer this 20th day of December, 2013.

THE COMMON SEAL of CHINA METRO-RURAL HOLDINGS LIMITED was affixed hereto in the presence of:	) ) )

Name: Sio Kam Seng
Director

Notes: The Bond cannot be transferred to bearer on delivery and is only transferable to the extent permitted by Condition 16. This Certificate must be delivered to the specified office of the Issuer for cancellation and reissue of an appropriate Certificate in the event of any such transfer.

TERMS AND CONDITIONS OF THE BOND

1	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In these Conditions, the following terms and expressions shall, unless the context otherwise requires, have the following meanings.

“Act” has the meaning specified in Condition 10.1.

“Authorisation” means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration (in each case whether preliminary, interim, conditional or otherwise).

“Authority” means any competent governmental, administrative, supervisory, regulatory, judicial, determinative, disciplinary, enforcement or tax raising body, authority, agency, board, department, court or tribunal of any jurisdiction (including any relevant securities exchange) and whether supranational, national, regional or local.

“Bond” means this US$4,000,000 10% convertible bond due 2016 of the Issuer.

“Bond Documents” means the Certificate, these Conditions and any other document designated as a Bond Document by the Bondholder and the Issuer.

“Bondholder” and “holder” means [not disclosed] or any other person to whom the Bond is transferred pursuant to Condition 16.1 and in whose name the Bond is registered.

“Business Day” means a day on which banks are open for business in Hong Kong, the PRC and the State of New York (other than a Saturday, Sunday or public holiday or a day on which a tropical cyclone warning No. 8 or above or a “black rainstorm warning signal” is hoisted or remains hoisted in Hong Kong at any time between 9:00 a.m. and 5:00 p.m.) and, in the case of the surrender of the Certificate, in the place where the Certificate is surrendered.

“Certificate” has the meaning specified in Condition 3.

“Conditions” means these Terms and Conditions of the Bond as set forth herein.

“Conversion Date” has the meaning specified in Condition 8.4(b).

“Conversion Notice” means a written notice of conversion in substantially the form set out in Annexure 2.

“Conversion Period” has the meaning specified in Condition 8.1.

“Conversion Price” means the price per Conversion Share at which Conversion Shares will be issued upon the exercise of the Conversion Right attached to the Bond, which price being initially US$1.30, subject to adjustment as provided in these Conditions.

“Conversion Right” means a right to convert the Bond into Conversion Shares pursuant to Condition 8.1.

“Conversion Shares” mean the Shares to be issued to the Bondholder upon the exercise of the Conversion Right attached to the Bond.

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“Equivalent Amount” has the meaning specified in Condition 8.4(c)(iv).

“Event of Default” means any event or circumstance described as such in Condition 13.1.

“Group” means the Issuer and its Subsidiaries, namely, M.S. Electronic Emporium Limited, China Metro-Rural Limited, China Metro-Rural Exchange Limited, China Northeast Logistics City Co., Ltd. , Tieling North Asia Development Co., Ltd. , Tieling Northeast City Advertising Co., Ltd. , Tieling North Asia Property Management Co., Ltd. , Tieling Northeast City Motor Vehicle Trading Co., Ltd. , China Metro-Rural Development Limited, China Northeast Logistics City Dezhou Co., Ltd. , Dezhou Northeast City Property Co., Ltd. , Dezhou North Asia Property Management Co., Ltd. , China Northeast Logistics City Shenzhen Co., Ltd. , China Glorious City Strategic Limited, China Glorious City Investments Limited, China Glorious City Construction Limited, China Glorious City Development Limited, China Glorious City (Hengyang) Co., Ltd. , Shenyang Jiataihe Investments Co., Ltd. , China Glorious City Strategic(Zhoukou) Co., Ltd , China Glorious City Investments (Zhoukou) Co., Ltd. , Hengyang China Glorious City Business Co., Ltd. , Hengyang China Glorious City Logistics Co., Ltd. , Hengyang China Glorious Property Co., Ltd. , Hengyang Huayan Property Co., Ltd. and Hengyang Huaqian Property Co., Ltd. , and “Group Member” means any of those persons.

“HKIAC” has the meaning specified in Condition 20(c)(i).

“Hong Kong” means the Hong Kong Special Administrative Region of the PRC.

“Issue Date” means the date on which the Bond is issued.

“Issuer” means China Metro-Rural Holdings Limited, a company limited by shares incorporated in the British Virgin Islands.

“Interest Payment Date” has the meaning specified in Condition 7.1.

“Interest Record Date” has the meaning specified in Condition 11.1(b).

“Law” means, in respect of a person, all civil and common law, statute, subordinate legislation, treaty, regulation, directive, decision, by-law, ordinance, circular, code, order, notice, demand, decree, injunction, resolution or judgment of any Authority (including the rules and regulations of the NYSE MKT or any other applicable stock exchange) applicable to or affecting such person, its business, employees or assets in any jurisdiction.

“Maturity Date” means December 19, 2016.

“Maturity Redemption Amount” has the meaning specified in Condition 14.

“NYSE MKT” means NYSE MKT LLC.

“PRC” means the People’s Republic of China excluding, for the purpose of these Conditions, Hong Kong, Macau Special Administrative Region and Taiwan.

“Redemption Amount” has the meaning specified in Condition 12.1.

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“Redemption Notice” means any notice of redemption delivered by the Bondholder to the Issuer in accordance with these Conditions and substantially in the form set out in Annexure 3.

“Register” has the meaning specified in Condition 5.

“Registration Date” has the meaning specified in Condition 8.4(c)(ii).

“Security” means any lien, pledge, encumbrance, charge (fixed or floating), mortgage, third party claim, debenture, option, right of pre-emption, right to acquire, assignment by way of security, trust arrangement for the purpose of providing security or security interests of any kind (including retention arrangements or other encumbrances and any agreement to create any of the foregoing).

“Shareholder” means a registered holder of Shares.

“Shares” means ordinary shares in the capital of the Issuer.

“Subsidiary” means, as of the relevant date of determination, with respect to any person (the “subject entity”), (a) any person: (i) more than 50% of whose shares or other interests entitled to vote in the election of directors or (ii) more than 50% of whose interest in the profits or capital are owned or controlled directly or indirectly by the subject entity or through one (1) or more Subsidiaries of the subject entity, or (b) any person with respect to which the subject entity has the power to otherwise direct the business and policies of that person directly or indirectly through another Subsidiary.

“U.S.” means the United States of America.

“US$” means U.S. dollars, the lawful currency of the U.S.

1.2	Interpretation

(a)	Unless a contrary indication appears, any reference in these Conditions to:

(i)	“assets” includes present and future properties, revenues and rights of every description;

(ii)	the Bondholder, any Group Member or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees;

(iii)	a “person” includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium or partnership (whether or not having separate legal personality);

(iv)	a reference to any Hong Kong legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of any jurisdiction other than Hong Kong, be deemed to include what most nearly approximates the Hong Kong legal term in that jurisdiction and references to any Hong Kong statute or enactment shall be deemed to include any equivalent or analogous laws or rules in any other jurisdiction;

(v)

a reference to any law or enactment includes references to: (A) that law or enactment as re-enacted, amended, extended or applied by or under any other enactment (before or after the Issue Date); (B) any law or

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enactment which that law or enactment re-enacts (with or without modification); and (C) any subordinate legislation made under any law or enactment, as re-enacted, amended, extended or applied, as described in paragraph (A) above, or under any law or enactment referred to in paragraph (B) above, and “law” and “enactment” includes any legislation in any jurisdiction;

(vi)	a “Bond Document” or any other agreement or instrument is a reference to that Bond Document or other agreement or instrument as amended, novated, supplemented, extended or restated;

(vii)	words importing the singular include the plural and vice versa, and words importing a gender include every gender;

(viii)	a time of day is a reference to Hong Kong time; and

(ix)	the words “include” and “including” shall be construed without limitation.

(b)	The headings in these Conditions are inserted for convenience only and shall not affect the construction of these Conditions.

2	STATUS

The Bond constitutes the direct, unsecured, unconditional and unsubordinated obligations of the Issuer and is issued with the benefits of these Conditions. The payment obligations of the Issuer under the Bond shall (save for such exceptions as may be provided by mandatory provisions of Law) at all times rank at least equally with all other present and future unsecured, unconditional and unsubordinated obligations of the Issuer. No application will be made for a listing of the Bond.

3	FORM AND DENOMINATION

The Bond is issued in registered form. On the Issue Date, a definitive bond certificate (the “Certificate”) shall be issued to the Bondholder in respect of its registered holding of the Bond. The Bond and the Certificate shall be numbered serially with an identifying number which shall be recorded on the Certificate and in the Register.

4	TITLE

Title to the Bond passes only by transfer and registration in the Register pursuant to Condition 16.1. The Bondholder shall (except as otherwise required by Law) be treated as the absolute owner of the Bond for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any interest in it or any writing on, or the theft or loss of, the Certificate issued in respect of it) and no person shall be liable for so treating the holder.

5	REGISTER

The Issuer shall maintain a register of bondholders (the “Register”) on which shall be entered the name, address and bank account details of the Bondholder and the particulars of the Bond held by the Bondholder.

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6	COVENANTS

6.1	Authorisations

The Issuer shall promptly obtain, comply with and do all that is necessary to maintain in full force and effect any Authorisation required under Law to enable it to perform its obligations under the Bond Documents.

6.2	Other Covenants in relation to Conversion Right

For so long as the Bond shall remain outstanding, unless with the Bondholder’s consent, the Issuer shall pay the expenses of the issue of, and all expenses of obtaining and maintaining a listing on the NYSE MKT for, the Conversion Shares.

7	INTEREST

7.1	Interest Rate and Interest Payment Dates

The Bond bears interest on its outstanding principal amount from and including the Issue Date at the rate of 10% per annum. Interest is payable semi-annually in arrears on the last day of every six months from the Issue Date (each an “Interest Payment Date”). If an Interest Payment Date would otherwise fall on a day which is not a Business Day, it shall be postponed to the next day which is a Business Day.

7.2	Interest Accrual and Payment

(a)	Interest on the Bond shall accrue from the Issue Date on a daily basis and shall be calculated on the basis of the actual number of days elapsed in a year of 365 days, including the first day of the period during which it accrues and including the last day of the period. Interest on the Bond not held for the whole of the period between any two successive Interest Payment Dates shall be calculated on a pro rata basis.

(b)	The Bond shall cease to bear interest:

(i)	where the Conversion Right attached to it shall have been exercised, from and including the Conversion Date; or

(ii)	from the Maturity Date or the due date for redemption of the Bond, unless payment of the full amount due is improperly withheld or refused or default is otherwise made in respect of any such payment, and in such event, interest shall continue to accrue at the rate provided in Condition 7.1, up to but excluding the date on which all sums due in respect of the Bond are received by or on behalf of the holder thereof. If interest is required to be calculated for a period of less than one year, it shall be calculated on the basis of the actual number of days elapsed in a year of 365 days.

(c)	Save as provided in Conditions 8.4(c)(iii), 12, 13 and 14 the Issuer shall pay interest due in respect of the Bond on each Interest Payment Date.

8	CONVERSION

8.1	Conversion Right and Conversion Period

The Bondholder has the right to convert all but not part of the Bond for Conversion Shares at any time during the Conversion Period; provided that such conversion would not result in the Bondholder, the Issuer or any other person contravening any applicable Law. Such Conversion Right shall be exercised in accordance with Condition 8.4(a)(i). Subject to compliance with these Conditions (including Condition 8.4(a)(i)), the “Conversion Period” shall be the period commencing on the Issue Date and expiring on the close of business (at the place where the Certificate representing the Bond is deposited for conversion) on the earlier of:

(a)	the date which falls five (5) Business Days prior to the Maturity Date; or

(b)	if the Bond shall have been called for redemption prior to the Maturity Date, the close of business (at the place aforesaid) on the date of the Redemption Notice.

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8.2	Number of Conversion Shares and Fractions Arising on Conversion

(a)	The number of Conversion Shares to be issued on a conversion of the Bond pursuant to this Condition 8 shall be determined by dividing the principal amount of the Bond by the Conversion Price in effect at the Conversion Date.

(b)	Fractions of Conversion Shares shall not be issued on the conversion of the Bond but rounded down to the nearest whole number of Conversion Shares and no cash adjustments shall be made in respect thereof.

8.3	Revival After Default

Notwithstanding the provisions of Condition 8.1, if:

(a)	the Issuer shall default in making payment in full in respect of the Bond which shall have been called for redemption on the date fixed for redemption thereof; or

(b)	the Bond has become due and payable prior to the Maturity Date by reason of the occurrence of an Event of Default; or

(c)	the Bond is not redeemed on the Maturity Date in accordance with Condition 12.2,

the Conversion Right attaching to the Bond shall revive and/or shall continue to be exercisable up to (and including) the close of business (at the place where the Certificate evidencing the Bond is deposited for conversion) on the date upon which the full amount of the moneys payable in respect of the Bond has been duly received by the Bondholder. If the Certificate and the Conversion Notice are deposited for conversion prior to such date, the Bond shall be converted on the relevant Conversion Date notwithstanding that the Conversion Period may have expired before such Conversion Date.

8.4	Conversion Procedure

(a)	Conversion Notice

(i)	To exercise the Conversion Right attaching to the Bond pursuant to Condition 8.1 the holder thereof must complete, execute and deposit at its own expense during normal business hours at the principal office of the Issuer in Hong Kong:

(A)	a Conversion Notice; and

(B)	the Certificate.

Except as expressly provided herein, a Conversion Notice once delivered shall be irrevocable and may not be withdrawn unless the Issuer consents in writing to such withdrawal.

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(b)	Conversion Date

(i)	Subject to Condition 8.4(b)(ii), the conversion date in respect of the Bond (the “Conversion Date”) must fall at a time when the Conversion Right attaching to that Bond is expressed in these Conditions to be exercisable (subject to Conditions 8.1 and 8.3), and shall be deemed to be the fifth (5th) Business Day following the date of the surrender of the Certificate and delivery of such Conversion Notice and, if applicable, any payment to be made or indemnity given under these Conditions in connection with the exercise of such Conversion Right.

(ii)	In the event the conversion would result in the Bondholder, Issuer or any other person contravening any applicable Law, then for that particular conversion only and in respect of only those Conversion Shares which result in that contravention, the Conversion Date will be the fifth (5th) Business Day after the later of:

(A)	the date the issue of those Conversion Shares would no longer result in that contravention; and

(B)	the date of the surrender of the Certificate and delivery of such Conversion Notice and, if applicable, any payment to be made or indemnity given under these Conditions in connection with the exercise of such Conversion Right.

(c)	Issue of Shares and Registration

(i)	As soon as practicable on the Conversion Date, the Issuer shall, upon exercise by the Bondholder of the Conversion Right pursuant to Condition 8.1 and in respect of which a duly completed Conversion Notice and the Certificate having been delivered as required by this Condition 8.4, issue to the Bondholder the relevant number of Conversion Shares and shall immediately upon the issue of those Conversion Shares:

(A)	instruct the Issuer’s share registry to as soon as practicable:

(I)	enter the Bondholder in the register of members of the Issuer (if any) as the holder of those Conversion Shares; and

(II)	despatch a single share certificate in respect of all of those Conversion Shares issued on conversion of the Bond subject to the same Conversion Notice and which are to be registered in the same name.

(ii)	The Bondholder shall become the holder of record of the number of Conversion Shares issuable upon conversion with effect from the date such person is registered as such in the Issuer’s register of members (the “Registration Date”). The Conversion Shares shall in all respects (including rights to dividends) rank pari passu with the Shares in issue on the relevant Registration Date.

(iii)	Upon conversion and on the Registration Date, the Issuer shall pay to the Bondholder any interest accruing on the converted Bond since (but excluding) the Interest Payment Date last preceding the relevant Conversion Date up to (but excluding) the Conversion Date.

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(iv)	If the record date for the payment of any dividend or other distribution in respect of the Shares is on or after the Conversion Date of the Bond, but before the Registration Date, the Issuer shall pay to the converting Bondholder an amount (the “Equivalent Amount”) in US$ equal to the amount of any such dividend or other distribution to which the Bondholder would have been entitled had it on that record date been a Shareholder on record and shall make the payment at the same time as it makes payment of the dividend or other distribution to other Shareholders, or as soon as practicable thereafter. The Equivalent Amount shall be paid by means of transfer to the registered account of the Bondholder or by US$ cheque drawn on a bank in Hong Kong and mailed to the registered address of the Bondholder specified in the relevant Conversion Notice if it does not have a registered account. In these Conditions a “record date” means a date fixed by the constitutional documents of the Issuer or otherwise specified for the purpose of determining entitlements to dividends or other distributions to, or rights of, Shareholders.

9	ADJUSTMENTS TO CONVERSION PRICE

9.1	Conversion Price Adjustment – Consolidation, Subdivision or Reclassification

The Conversion Price shall be subject to adjustment if and whenever the Shares shall be consolidated, subdivided or reclassified.

In such an event, the Conversion Price in force immediately prior thereto shall be adjusted by multiplying it by the following fraction:

A
B

where:

A	is the aggregate number of issued Shares immediately before such consolidation, sub-division or reclassification; and

B	is the aggregate number of issued Shares immediately after such consolidation, sub-division or reclassification.

Such adjustment shall become effective on the date the consolidation, sub-division or reclassification (as the case may be) takes effect.

9.2	Rounding and Minor Adjustments

On any adjustment, the resultant Conversion Price, if not an integral multiple of US$0.01, shall be rounded down to the nearest US$0.01. No adjustment shall be made to the Conversion Price if such adjustment (rounded down if applicable) would be less than 1% of the Conversion Price then in effect. Any adjustment not required to be made, and any amount by which the Conversion Price has been rounded down, shall be carried forward and taken into account in any subsequent adjustment.

9.3	Employee Share Scheme

No adjustment shall be made to the Conversion Price where Shares or other securities (including rights, warrants or options) are issued, offered, exercised, allotted, appropriated, modified or granted to or for the benefit of employees or former employees (including directors holding or formerly holding executive office) of the Issuer or any Group Member pursuant to any employee share scheme or plan (including a dividend reinvestment plan).

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9.4	Notice of Change in Conversion Price

The Issuer shall give notice to the Bondholder in accordance with Condition 18 of any change in the Conversion Price. Any such notice relating to a change in the Conversion Price shall set forth: (i) the event giving rise to the adjustment; (ii) the Conversion Price prior to such adjustment; (iii) the adjusted Conversion Price; and (iv) the effective date of such adjustment.

10	REPRESENTATIONS AND WARRANTIES OF THE BONDHOLDER

10.1	The Bondholder hereby acknowledges and represents and agrees that (i) neither the Bond nor the Conversion Shares has been or will be registered under the U.S. Securities Act of 1933, as amended from time to time (the “Act”), or any other U.S. federal or state securities or “Blue Sky” laws, and may be resold within the jurisdiction of the United States or to U.S. Persons as defined in Rule 902(o) of Regulation S only if registered pursuant to the provisions of the Act and all applicable U.S. federal and state securities laws or if an exemption from such registration is available; (ii) the Issuer is not required and has no present intention to register the Bond or the Conversion Shares under the Act or any other securities laws; and (iii) any transfer of the Bond or any Conversion Shares must comply with the constitutional documents of the Issuer and all applicable U.S. federal and state securities laws. The Bondholder further acknowledges that if an exemption from registration of the Bond or the Conversion Shares is available under the Act or any other applicable securities law, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Bond or Conversion Shares and requirements relating to the Issuer that are outside of the Bondholder’s control and that the Issuer is under no obligation, and may not be able, to satisfy.

10.2	The Bondholder hereby represents and warrants to the Issuer that it (i) is a sophisticated entity that is an accredited investor within the meaning of Rule 501 under the Act, (ii) is able to protect its own interests and bear the economic risk associated with the purchase of the Bond or the Conversion Shares, (iii) has received such information as it deems necessary and appropriate to make an informed decision regarding the purchase of the Bond or the Conversion Shares, (iv) has such knowledge and experience, and has made investments of a similar nature, so as to be aware of the risks and uncertainties inherent in the purchase of investments of the type contemplated by the Bond Documents, and (v) has independently and without reliance upon the Issuer, and based on such information as the Bondholder has deemed appropriate, made its own analysis and decision to subscribe for the Bond and/or the Conversion Shares. It acknowledges that the Issuer has not given, and is not required to give, the Bondholder any investment advice, credit information or opinion on whether the subscription of the Bond or the Conversion Shares is prudent.

10.3	The Bondholder hereby represents and warrants to the Issuer that either it has been duly formed and is validly existing as a corporation or other legal entity in good standing under the laws of its jurisdiction of incorporation or is an individual who is not a citizen or resident of the U.S. The Bondholder is not organized under the laws of the U.S. and is not a “U.S. Person” as that term is defined in Rule 902(o) of Regulation S under the Act.

10.4	The Bondholder hereby represents and warrants that it is not registered as an issuer under the Act and is not required to be registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

10.5	The Bondholder hereby represents and warrants to the Issuer that it was not formed for the purpose of investing in Regulation S securities or for the purpose of investing in the Bond or

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the Conversion Shares under the Bond Documents. The Bondholder is not registered as an issuer under the Act and is not required to be registered with the US Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

10.6	The Bondholder hereby represents and warrants to the Issuer that the Bond and any Conversion Shares are being acquired for investment for the Bondholder’s own account, not as nominee or agent or on behalf of any U.S. Person as defined in Rule 902(o) of Regulation S, and the Bondholder has no intention of distributing or reselling, or granting any participation in, the Bond or the Conversion Shares, or any part thereof, except in accordance with the Act, the rules and regulations of the U.S. Securities and Exchange Commission promulgated thereunder and all other applicable securities laws, rules and regulations.

10.7	The Bondholder hereby represents and warrants to the Issuer that to the best knowledge of the Bondholder, the Bond, the Bond Documents and the transactions contemplated by them are not part of a plan or scheme to evade the registration provisions of the Act.

10.8	The Bondholder hereby acknowledges, represents and warrants that the Issuer has not made an offer to issue the Bond to the Bondholder in the U.S. other than as permitted in the case of an account managed by a professional fiduciary resident in the U.S. within the meaning of Section 902(o)(2) of Regulation S. At the time of the issue of the Bond and the execution of the Bond Documents and, to the best knowledge of the Bondholder, at the time the issue of the Bond originated, the Bondholder was located and resident outside the U.S., other than as permitted in the case of an account managed by a professional fiduciary resident in the U.S. within the meaning of Section 902(o)(2) of Regulation S.

10.9	The Bondholder hereby acknowledges that no public market now exists for the Bond or the Conversion Shares and that the Issuer has not provided any assurance that a public market will ever exist for the Bond or the Conversion Shares.

10.10	The Bondholder hereby acknowledges, represents and warrants that it has had an opportunity to (i) review the terms and conditions of the Bond Documents, the constitutional documents of the Issuer and any other documents related to the transactions contemplated under the Bond Documents, (ii) to secure all such information as it deems necessary regarding the business, management, properties, prospects and financial condition of each Group Member and (iii) to consult with counsel regarding the subject matter of the Bond Documents. The Bondholder hereby further acknowledges that the Issuer has not made or given any implied or express representations or warranties. In particular, no representations are made and no warranties are given by the Issuer in respect of the business, management, properties, prospects and financial condition of each Group Member.

10.11	The Bondholder hereby acknowledges and understands that the Bond, the Conversion Shares, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

“THE SHARES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“TRANSFER OF THESE SHARES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

10.12	The Bondholder hereby consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer of the Bond or Shares set forth in these Conditions.

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11	PAYMENTS

11.1	Principal and interest

Payment of principal and interest due:

(a)	other than on an Interest Payment Date shall be made by transfer to the registered account of the Bondholder or by US$ cheque drawn on a bank in Hong Kong mailed to the registered address of the Bondholder if it does not have a registered account. Payment of principal shall only be made after surrender of the Certificate at the principal place of business of the Issuer in Hong Kong; and

(b)	on an Interest Payment Date shall be paid on the due date for the payment of interest to the holder shown on the Register at the close of business on the fifth (5th) day before the due date for the payment of interest (the “Interest Record Date”). Payments of interest on the Bond shall be made by transfer to the registered account of the Bondholder or by US$ cheque drawn on a bank in Hong Kong mailed to the registered address of the Bondholder if it does not have a registered account.

11.2	Rounding

When making payments to or for the benefit of the Bondholder, fractions of one cent shall be rounded down to the nearest cent.

11.3	Registered Accounts

For the purposes of this Condition, the Bondholder’s registered account means the US$ account maintained by or on behalf of the Bondholder with a bank in Hong Kong or any other jurisdiction, details of which appear on the Register at the close of business on the second Business Day before the due date for payment, and the Bondholder’s registered address means its address appearing on the Register at that time.

11.4	Fiscal Laws

All payments are subject in all cases to Law. No commissions or expenses shall be charged to the Bondholder in respect of such payments.

11.5	Payment Initiation

(a)	Where payment is to be made by transfer to a registered account, payment instructions (for value on the due date or, if that is not a Business Day, for value on the first following day which is a Business Day) shall be initiated and, where payment is to be made by cheque, the cheque shall be mailed (at the risk and, if mailed at the request of the holder otherwise than by ordinary mail, expense of the holder) on the due date for payment (or, if it is not a Business Day, the immediately following Business Day) or, in the case of a payment of principal, if later, on the Business Day on which the Certificate is surrendered at the principal place of business of the Issuer in Hong Kong.

(b)	If any date for payment is not a Business Day, the Bondholder shall not be entitled to payment until the next following Business Day nor to any interest or other payment for any delay after the due date in receiving the amount due, if the Bondholder is late in surrendering its Certificate (if required to do so) or if a cheque mailed in accordance with this Condition arrives after the due date for payment.

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12	REDEMPTION AND CANCELLATION

12.1	Redemption by the Bondholder

The Bondholder shall have the right to require the Issuer to redeem the Bond at any time on or after the date which is eighteen (18) months after the Issue Date by delivering a Redemption Notice together with the Certificate to the Issuer and the Issuer shall redeem the Bond no later than ninety (90) days after receipt of such Redemption Notice and the Certificate at the Redemption Amount. For the purpose of these Conditions, the “Redemption Amount” means the outstanding principal amount of the Bond elected to be redeemed pursuant to this Condition 12, together with any unpaid interest accruing on such outstanding principal amount of the Bond to be redeemed since (but excluding) the Interest Payment Date last preceding the relevant date of redemption up to (but excluding) such date of redemption. A Redemption Notice once delivered shall be irrevocable and may not be withdrawn unless the Issuer consents in writing to such withdrawal.

12.2	Maturity

(a)	Unless previously redeemed or converted and cancelled as provided in these Conditions, the Issuer shall redeem the Bond by payment of the Maturity Redemption Amount in respect of the Bond on the Maturity Date in accordance with these Conditions.

(b)	Except as provided in these Conditions (including Conditions 12 and 13), neither the Issuer nor the Bondholder may redeem the Bond at its option prior to the Maturity Date.

12.3	Cancellation

The Bond shall be cancelled upon redemption or conversion and the Issuer is entitled to update the Register accordingly to reflect such redemption or conversion.

12.4	Notices

All notices given pursuant to this Condition 12 shall be given in accordance with Condition 18.

13	EVENTS OF DEFAULT

13.1	Events or Circumstances Constituting Events of Default

Each of the following events or circumstances is an Event of Default for the purposes of Condition 13.2, unless otherwise agreed by the Bondholder or otherwise expressly permitted under any Bond Document:

(a)	If the Issuer fails to make a payment, whether of principal, interest or otherwise, in accordance with the Bond Documents and such default continues for a period of ten (10) Business Days after the due date for such payment.

(b)	Any failure by the Issuer to deliver any Conversion Shares as and when the Conversion Shares are required to be delivered following conversion of the Bond and such failure continues for more than ten (10) Business Days.

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13.2	Bondholder Rights Upon Event of Default

Upon the occurrence of an Event of Default which is continuing, the Bondholder shall have the right to require the Issuer to redeem the Bond by delivering a Redemption Notice together with the Certificate to the Issuer. A Redemption Notice once delivered shall be irrevocable and may not be withdrawn unless the Issuer consents in writing to such withdrawal. The Issuer shall redeem the Bond no later than ninety (90) days after receipt of such Redemption Notice and the Certificate at the Redemption Amount.

14	MATURITY REDEMPTION AMOUNT

Unless previously redeemed or converted and cancelled as provided in these Conditions, the Issuer shall on the Maturity Date redeem the Bond at the Maturity Redemption Amount. For the purpose of these Conditions, the “Maturity Redemption Amount” means the outstanding principal amount of the Bond, together with any unpaid interest accruing on such outstanding principal amount of the Bond since (but excluding) the Interest Payment Date last preceding the Maturity Date up to (but excluding) the Maturity Date. Except as provided in these Conditions (including Conditions 12 and 13), the Bond shall not be redeemed or repaid prior to the Maturity Date.

15	MODIFICATION AND WAIVER

15.1	Agreement in writing

The Bond and these Conditions may only be varied by agreement in writing between the Issuer and the Bondholder.

15.2	Modification and Waiver

The Bondholder may agree in writing with the Issuer to the waiver or authorisation of any breach, or proposed breach, of the Bond and these Conditions. The Bond and these Conditions may be amended without the consent of the Bondholder to correct a manifest or proven error or to comply with mandatory provisions of Law. Any such modification, waiver or authorisation shall be binding on the Bondholder and any such modification shall be notified by the Issuer to the Bondholder as soon as practicable thereafter.

16	TRANSFER AND REGISTRATION OF THE BOND; ISSUE OF CERTIFICATES

16.1	Procedure for transfer

(a)	Notwithstanding any provision to the contrary in the Bond Documents, the Bond cannot be transferred unless with the written consent of the Issuer and upon the execution of the form of transfer substantially in the form set forth in Annexure 1 endorsed under the hand of the transferor or, where the transferor is a corporation, under its common seal or under the hand of a director or a duly authorised officer in writing. The Bondholder shall cause its shareholders, affiliates, or any other person controlling the Bondholder to abide by this Condition 16 and procure that restrictions set forth in this Condition 16 shall not be avoided by the direct or indirect sale, transfer, disposal, issuance or redemption of any shares (or other interest) in the Bondholder or in a shareholder, affiliate or such other person having control over the Bondholder or otherwise. In this Condition, a reference to “transferor” shall (where the context permits or requires) include joint transferors and be construed accordingly.

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(b)	The transferor of the Bond shall be deemed to remain the holder of the Bond until the name of the transferee is entered in the Register as the holder thereof. Registration of a transfer of the Bond shall be effected without charge by or on behalf of the Issuer, or any registrar of the Issuer, but upon payment by the transferor (or the giving of such indemnity as the Issuer, or any such registrar, may require) in respect of any costs, taxes or other governmental charges which may be imposed in relation to it.

(c)	The Certificate issued in respect of the Bond to be transferred must be delivered for registration to the Issuer accompanied by such other evidence as the Issuer may reasonably require to prove the title of the transferor or its right to transfer the Bond and its identity and, if the form of transfer is executed by some other person on behalf of the transferor or in the case of the execution of a form of transfer on behalf of a corporation by its officers, the authority of that person or those persons to do so. The signature of the person effecting a transfer of the Bond shall conform to any list of duly authorised specimen signatures supplied by the holder of the Bond.

(d)	The new Certificate to be issued upon a transfer of Bond shall, within five (5) Business Days of receipt by the Issuer of the Certificate and form of transfer complying with the requirements of this Condition 16.1, be made available for collection at the principal place of business of the Issuer in Hong Kong, or if so requested in the form of transfer, be mailed by uninsured mail (at the risk of the transferee) to the address specified in the form of transfer.

(e)	Subject to the other provisions of this Condition 16, the Issuer shall register the transfer of the Bond only upon presentation of an executed and duly completed form of transfer together with the Certificate and any other documents thereby required.

16.2	Entitlement to Certificate

(a)	The executors or administrators of a deceased Bondholder (not being one of several joint holders) and, in the case of the death of one or more of joint holders, the survivor or survivors of such joint holders, shall be the only persons recognised by the Issuer as having any title to the Bond.

(b)	Any person becoming entitled to the Bond in consequence of the death or bankruptcy of the Bondholder may, upon producing such evidence that he holds the position in respect of which he proposes to act under this Condition or of his title as the Issuer shall reasonably require (including certificates and/or legal opinions), be registered himself as the holder of the Bond or, subject to this Condition and with the written consent of the Issuer, may transfer the Bond. The Issuer may retain any amount payable upon the Bond to which any person is so entitled until such person shall be so registered or shall duly transfer the Bond.

(c)	Unless otherwise requested by it, a holder of Bond shall receive only one (1) Certificate in respect of its holding.

(d)	The joint holders of a Bond shall be entitled to one (1) Certificate only in respect of their joint holding which shall, except where they otherwise direct, be delivered to the joint holder whose name appears first in the Register in respect of the joint holding.

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16.3	Transfer and formalities free of charge

Registration of the holding of the Bond or any transfer of the Bond shall be effected without charge by or on behalf of the Issuer, or any registrar of the Issuer, but upon payment by the transferor (or the giving of such indemnity as the Issuer, or any such registrar, may require) in respect of any costs, taxes or other governmental charges which may be imposed in relation to it. If the Bondholder entitled to receive the Certificate wishes to have it delivered to it otherwise than at the specified office of the Issuer, such delivery shall be made upon its written request to the Issuer, at its risk and at its expense.

16.4	Closed Period

The Bondholder may not require the transfer of the Bond to be registered: (a) during the period of fifteen (15) days ending on (and including) the dates for payment of any principal or any other amounts pursuant to these Conditions; (b) during the period of fifteen (15) days ending on (and including) any Interest Payment Date; (c) after a Conversion Notice has been delivered with respect to the Bond pursuant to these Conditions; or (d) after a Redemption Notice has been delivered with respect to the Bond pursuant to these Conditions.

17	REPLACEMENT OF CERTIFICATES

If the Certificate is mutilated, defaced, destroyed, stolen or lost, it shall be replaced at the principal place of business of the Issuer in Hong Kong upon payment by the claimant of costs and expenses incurred in connection with such replacement and on such terms as to evidence and indemnity as the Issuer may require. A mutilated or defaced Certificate must be surrendered before a replacement will be issued.

18	NOTICES

18.1	Notices to Issuer

(a)	All notices to the Issuer shall be validly given if delivered in person or sent by letter or facsimile transmission addressed to the Issuer at:

Address:	Suite 2204, 22/F, Sun Life Tower
The Gateway, 15 Canton Road
Tsimshatsui, Kowloon, Hong Kong

Fax:	+852 2111 1890

Attention:	Ms. Chris Fan

or any substitute address or fax number which the Issuer may notify to the Bondholder by not less than ten (10) Business Days’ notice.

(b)	Any communication or notice made to the Issuer under or in connection with these Conditions will only be effective:

(i)	if by way of fax, at the time of its despatch (subject to confirmation of uninterrupted transmission by the sender by a transmission report);

(ii)	if by personal delivery by hand or courier, at the time of delivery at the address referred to in Condition 18.1(a);

(iii)	if by local post (other than airmail) or registered mail, at 10:00 am on the second Business Day after posting; and

(iv)	if by airmail, at 10:00 am on the fifth (5th) Business Day after posting.

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18.2	Notices to the Bondholder

All notices to the Bondholder under or in connection with these Conditions shall be validly given if mailed to it at its address in the Register. Condition 18.1(b) shall apply mutatis mutandis to notices given by the Issuer to the Bondholder under or in connection with these Conditions.

19	LANGUAGE

These Conditions are in English. If a translation is prepared, the English version shall prevail and the translation shall be for information purposes only.

20	GOVERNING LAW AND ARBITRATION

(a)	The Bond and any dispute or claim arising out of or in connection with it or these Conditions or any Bond Document shall be governed by, and construed in accordance with, Hong Kong law.

(b)	Any dispute, controversy or claim arising out of or in connection with the Bond or these Conditions or any Bond Document (including a dispute regarding the existence, validity, formation, effect, interpretation, performance or termination of the Bond or these Conditions) shall be settled by arbitration.

(c)	The arbitral proceedings shall be conducted as follows:

(i)	the place of arbitration shall be in Hong Kong at the Hong Kong International Arbitration Center (“HKIAC”);

(ii)	the arbitration proceedings shall be conducted in English;

(iii)	the UNCITRAL Arbitration Rules in force as at the Issue Date (as may be amended by these Conditions) shall apply;

(iv)	there shall be three (3) arbitrators to be mutually agreed upon by the Issuer and the Bondholder or, in absence of mutual agreement, each of (A) the Issuer (on the one hand) and (B) the Bondholder (on the other hand) may nominate one (1) arbitrator and the third arbitrator shall be appointed by the Chairman for the time being of the HKIAC;

(v)	the arbitration proceedings shall be administered by the HKIAC in accordance with the HKIAC Procedures for Arbitration in force as at the Issue Date;

(vi)	an award by the arbitrators shall be final and conclusive and binding upon the Issuer and the Bondholder and shall not be subject to further appeal; and

(vii)	judgment upon the award rendered may be entered in any court having jurisdiction and each of the Issuer and the Bondholder submits to the non-exclusive jurisdiction of the Hong Kong courts for this purpose.

21	TERMINATION OF CONDITIONS

Notwithstanding anything to the contrary in any Bond Document, the Issuer’s covenants, obligations and conditions, and the Bondholder’s rights, benefits and claims under the Bond

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Documents, at law and/or in equity, insofar as the Bondholder’s Bond is concerned, shall terminate and have no force and effect upon the earlier of the date on which the Bond is converted or redeemed (as the case may be).

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ANNEXURE 1

FORM OF TRANSFER

CHINA METRO-RURAL HOLDINGS LIMITED

(a company limited by shares incorporated in the British Virgin Islands)

US$4,000,000 10% CONVERTIBLE BOND DUE 2016

To:	CHINA METRO-RURAL HOLDINGS LIMITED (the “Issuer”)

I am/We are* the holder of US$4,000,000 in aggregate principal amount of the Bond issued by the Issuer on December 20, 2013 with Certificate number 1.

References in this Transfer Form to “Conditions” are to the terms and conditions on which the Bond was issued, as may have been amended from time to time. Terms defined in the Conditions shall have the same meaning in this Transfer Form, save where the context otherwise requires.

1.	I/We* hereby transfer the Bond registered in my/our* name in the register of bondholders to:

of/whose registered office address is at:

(the “Transferee”)

2.	I/We* hereby request that a Certificate in respect of the transferred Bond be issued to the person whose name and address are set out in paragraph 1 above and that such Certificate:

* (a)	be despatched to the person whose name and address is given below and in the manner specified below:

Name	:

Address	:

Manner of despatch: [Registered mail/recorded mail/courier]*

* (b)	if no name and address is given in (a) above, be made available for collection at the office of the Issuer referred to for that purpose in the Conditions.

18

3.	The Certificate in respect of the transferred Bond is enclosed with this Transfer Form.

4.	The registered account of the Transferee (being a US$ account) for the purposes of receipt of principal, interest and any other amounts in respect of the Bond is (unless otherwise instructed by the Transferee) as follows:

	Name of Account	:

	Account No.	:

	Sort Code	:

	Name of Bank	:

	Address of Bank	:

* delete as appropriate

Name of Transferor	:

Signature of Transferor	:

Date	:

Notes:

(i)	A representative of the holder should state the capacity in which he signs.

(ii)	The signature of the person effecting a transfer shall conform to any list of duly authorized specimen signatures supplied by the holder or be certified by a recognized bank, notary public, commissioner of oaths, solicitor or in such other manner as the Issuer may reasonably require.

19

ANNEXURE 2

FORM OF CONVERSION NOTICE

To:	CHINA METRO-RURAL HOLDINGS LIMITED (the “Issuer”)

In respect of the issue of US$4,000,000 10% convertible bond due 2016 (the “Bond”) issued by the Issuer to [me/us] on December 20, 2013 and its related terms and conditions (the “Conditions”), [I/we] the holder(s) of the Bond hereby give notice of [my/our] desire to exercise the conversion right attached to the Bond at the conversion price in accordance with the Conditions in respect of US$4,000,000 of the principal amount outstanding.

[I/we] agree to accept all the fully paid ordinary shares in the capital of the Issuer (the “Conversion Shares”) to be issued pursuant to this exercise of the conversion right attached to the Bond, subject to the constitutional documents of the Issuer. [I/we] desire the Conversion Shares to be registered in [my/our] name and hereby authorise the entry of [my/our] name in the register of members of the Issuer in respect of the Conversion Shares and the despatch of the related share certificate to [name] at [address].

The Certificate in respect of the converted Bond is enclosed with this Conversion Notice.

Signature of the holder of the Bond:

Name:

Title:

Date:

20

ANNEXURE 3

FORM OF REDEMPTION NOTICE

To: CHINA METRO-RURAL HOLDINGS LIMITED (the “Issuer”)

In respect of the issue of US$4,000,000 10% convertible bond due 2016 (the “Bond”) issued by the Issuer to [me/us] on December 20, 2013 and its terms and conditions (the “Conditions”), [I/we] the holder of the Bond refer to Condition [12.1/13.2] and hereby require the Issuer to redeem the Bond in the aggregate principal amount of US$4,000,000 pursuant to the said Condition and otherwise in accordance with the terms and conditions contained in the Certificate.

The Certificate in respect of the Bond which [I/we] require the Issuer to redeem is enclosed with this Redemption Notice.

Signature of the holder of the Bond:

Name:

Title:

Date:

21

Exhibit 4.49.5

BOND CERTIFICATE WITH TERMS AND CONDITIONS

CHINA METRO-RURAL HOLDINGS LIMITED

(a company limited by shares incorporated in the British Virgin Islands)

US$5,000,000 10% CONVERTIBLE BOND DUE 2016

Certificate number: 1

Issued pursuant to a resolution of the board of directors of China Metro-Rural Holdings Limited (the “Issuer”) passed on December 9, 2013.

THE ISSUER HEREBY CERTIFIES that [not disclosed] is the registered holder of US$5,000,000 in principal amount of the above-mentioned convertible bond (the “Bond”). The Bond is issued with the benefit of and subject to the provisions of the terms and conditions (the “Conditions”) attached hereto, as the same may be amended from time to time, which shall form an integral part of this Certificate.

For value received, the Issuer promises to pay the person who appears at the relevant time on the register of bondholders as the holder of the Bond in respect of which this Certificate is issued such amount or amounts as shall become due in respect of the Bond and otherwise to comply with the Conditions.

Any reference herein to the Conditions is to the terms and conditions of the Bond attached hereto and any reference to a numbered Condition is to the correspondingly numbered provision thereof.

This Certificate is evidence of entitlement only. Title to the Bond passes only on due registration in the register of bondholders and only the duly registered holder is entitled to payment on the Bond in respect of which this Certificate is issued.

This Certificate shall not be valid for any purpose until executed by the Issuer.

This Certificate and the Bond are governed by and shall be construed in accordance with the laws of the Hong Kong Special Administrative Region of the People’s Republic of China.

Issued by and under the common seal of the Issuer this 27 day of January 2014.

THE COMMON SEAL of	)
CHINA METRO-RURAL HOLDINGS LIMITED	)
was affixed hereto in the presence of:	)

Name: Sio Kam Seng
Chairman

Notes: The Bond cannot be transferred to bearer on delivery and is only transferable to the extent permitted by Condition 16. This Certificate must be delivered to the specified office of the Issuer for cancellation and reissue of an appropriate Certificate in the event of any such transfer.

TERMS AND CONDITIONS OF THE BOND

1	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In these Conditions, the following terms and expressions shall, unless the context otherwise requires, have the following meanings.

“Act” has the meaning specified in Condition 10.1.

“Authorisation” means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration (in each case whether preliminary, interim, conditional or otherwise).

“Authority” means any competent governmental, administrative, supervisory, regulatory, judicial, determinative, disciplinary, enforcement or tax raising body, authority, agency, board, department, court or tribunal of any jurisdiction (including any relevant securities exchange) and whether supranational, national, regional or local.

“Bond” means this US$5,000,000 10% convertible bond due 2016 of the Issuer.

“Bond Documents” means the Certificate, these Conditions and any other document designated as a Bond Document by the Bondholder and the Issuer.

“Bondholder” and “holder” means [not disclosed] or any other person to whom the Bond is transferred pursuant to Condition 16.1 and in whose name the Bond is registered.

“Business Day” means a day on which banks are open for business in Hong Kong, the PRC and the State of New York (other than a Saturday, Sunday or public holiday or a day on which a tropical cyclone warning No. 8 or above or a “black rainstorm warning signal” is hoisted or remains hoisted in Hong Kong at any time between 9:00 a.m. and 5:00 p.m.) and, in the case of the surrender of the Certificate, in the place where the Certificate is surrendered.

“Certificate” has the meaning specified in Condition 3.

“Conditions” means these Terms and Conditions of the Bond as set forth herein.

“Conversion Date” has the meaning specified in Condition 8.4(b).

“Conversion Notice” means a written notice of conversion in substantially the form set out in Annexure 2.

“Conversion Period” has the meaning specified in Condition 8.1.

“Conversion Price” means the price per Conversion Share at which Conversion Shares will be issued upon the exercise of the Conversion Right attached to the Bond, which price being initially US$1.30, subject to adjustment as provided in these Conditions.

“Conversion Right” means a right to convert the Bond into Conversion Shares pursuant to Condition 8.1.

“Conversion Shares” mean the Shares to be issued to the Bondholder upon the exercise of the Conversion Right attached to the Bond.

“Equivalent Amount” has the meaning specified in Condition 8.4(c)(iv).

“Event of Default” means any event or circumstance described as such in Condition 13.1.

“First Interest Date” has the meaning specified in Condition 7.1.

“Group” means the Issuer and its Subsidiaries, namely, M.S. Electronic Emporium Limited, China Metro-Rural Limited, China Metro-Rural Exchange Limited, China Northeast Logistics City Co., Ltd. , Tieling North Asia Development Co., Ltd. , Tieling Northeast City Advertising Co., Ltd. , Tieling North Asia Property Management Co., Ltd. , Tieling Northeast City Motor Vehicle Trading Co., Ltd. , China Metro-Rural Development Limited, China Northeast Logistics City Dezhou Co., Ltd. , Dezhou Northeast City Property Co., Ltd. , Dezhou North Asia Property Management Co., Ltd. , China Northeast Logistics City Shenzhen Co., Ltd. , China Glorious City Strategic Limited, China Glorious City Investments Limited, China Glorious City Construction Limited, China Glorious City Development Limited, China Glorious City (Hengyang) Co., Ltd. , Shenyang Jiataihe Investments Co., Ltd. , China Glorious City Strategic(Zhoukou) Co., Ltd , China Glorious City Investments (Zhoukou) Co., Ltd. , Hengyang China Glorious City Business Co., Ltd. , Hengyang China Glorious City Logistics Co., Ltd. , Hengyang China Glorious Property Co., Ltd. , Hengyang Huayan Property Co., Ltd. and Hengyang Huaqian Property Co., Ltd. , and “Group Member” means any of those persons.

“HKIAC” has the meaning specified in Condition 20(c)(i).

“Hong Kong” means the Hong Kong Special Administrative Region of the PRC.

“Issue Date” means the date on which the Bond is issued.

“Issuer” means China Metro-Rural Holdings Limited, a company limited by shares incorporated in the British Virgin Islands.

“Interest Payment Date” has the meaning specified in Condition 7.1.

“Interest Record Date” has the meaning specified in Condition 11.1(b).

“Law” means, in respect of a person, all civil and common law, statute, subordinate legislation, treaty, regulation, directive, decision, by-law, ordinance, circular, code, order, notice, demand, decree, injunction, resolution or judgment of any Authority (including the rules and regulations of the NYSE MKT or any other applicable stock exchange) applicable to or affecting such person, its business, employees or assets in any jurisdiction.

“Maturity Date” means December 19, 2016.

“Maturity Redemption Amount” has the meaning specified in Condition 14.

“NYSE MKT” means NYSE MKT LLC.

“PRC” means the People’s Republic of China excluding, for the purpose of these Conditions, Hong Kong, Macau Special Administrative Region and Taiwan.

“Redemption Amount” has the meaning specified in Condition 12.1.

“Redemption Notice” means any notice of redemption delivered by the Bondholder to the Issuer in accordance with these Conditions and substantially in the form set out in Annexure 3.

“Register” has the meaning specified in Condition 5.

“Registration Date” has the meaning specified in Condition 8.4(c)(ii).

“Security” means any lien, pledge, encumbrance, charge (fixed or floating), mortgage, third party claim, debenture, option, right of pre-emption, right to acquire, assignment by way of security, trust arrangement for the purpose of providing security or security interests of any kind (including retention arrangements or other encumbrances and any agreement to create any of the foregoing).

“Shareholder” means a registered holder of Shares.

“Shares” means ordinary shares in the capital of the Issuer.

“Subsidiary” means, as of the relevant date of determination, with respect to any person (the “subject entity”), (a) any person: (i) more than 50% of whose shares or other interests entitled to vote in the election of directors or (ii) more than 50% of whose interest in the profits or capital are owned or controlled directly or indirectly by the subject entity or through one (1) or more Subsidiaries of the subject entity, or (b) any person with respect to which the subject entity has the power to otherwise direct the business and policies of that person directly or indirectly through another Subsidiary.

“U.S.” means the United States of America.

“US$” means U.S. dollars, the lawful currency of the U.S.

1.2	Interpretation

(a)	Unless a contrary indication appears, any reference in these Conditions to:

(i)	“assets” includes present and future properties, revenues and rights of every description;

(ii)	the Bondholder, any Group Member or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees;

(iii)	a “person” includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium or partnership (whether or not having separate legal personality);

(iv)	a reference to any Hong Kong legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of any jurisdiction other than Hong Kong, be deemed to include what most nearly approximates the Hong Kong legal term in that jurisdiction and references to any Hong Kong statute or enactment shall be deemed to include any equivalent or analogous laws or rules in any other jurisdiction;

(v)	a reference to any law or enactment includes references to: (A) that law or enactment as re-enacted, amended, extended or applied by or under any other enactment (before or after the Issue Date); (B) any law or enactment which that law or enactment re-enacts (with or without modification); and (C) any subordinate legislation made under any law or enactment, as re-enacted, amended, extended or applied, as described in paragraph (A) above, or under any law or enactment referred to in paragraph (B) above, and “law” and “enactment” includes any legislation in any jurisdiction;

(vi)	a “Bond Document” or any other agreement or instrument is a reference to that Bond Document or other agreement or instrument as amended, novated, supplemented, extended or restated;

(vii)	words importing the singular include the plural and vice versa, and words importing a gender include every gender;

(viii)	a time of day is a reference to Hong Kong time; and

(ix)	the words “include” and “including” shall be construed without limitation.

(b)	The headings in these Conditions are inserted for convenience only and shall not affect the construction of these Conditions.

2	STATUS

The Bond constitutes the direct, unsecured, unconditional and unsubordinated obligations of the Issuer and is issued with the benefits of these Conditions. The payment obligations of the Issuer under the Bond shall (save for such exceptions as may be provided by mandatory provisions of Law) at all times rank at least equally with all other present and future unsecured, unconditional and unsubordinated obligations of the Issuer. No application will be made for a listing of the Bond.

3	FORM AND DENOMINATION

The Bond is issued in registered form. On the Issue Date, a definitive bond certificate (the “Certificate”) shall be issued to the Bondholder in respect of his registered holding of the Bond. The Bond and the Certificate shall be numbered serially with an identifying number which shall be recorded on the Certificate and in the Register.

4	TITLE

Title to the Bond passes only by transfer and registration in the Register pursuant to Condition 16.1. The Bondholder shall (except as otherwise required by Law) be treated as the absolute owner of the Bond for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any interest in it or any writing on, or the theft or loss of, the Certificate issued in respect of it) and no person shall be liable for so treating the holder.

5	REGISTER

The Issuer shall maintain a register of bondholders (the “Register”) on which shall be entered the name, address and bank account details of the Bondholder and the particulars of the Bond held by the Bondholder.

6	COVENANTS

6.1	Authorisations

The Issuer shall promptly obtain, comply with and do all that is necessary to maintain in full force and effect any Authorisation required under Law to enable it to perform its obligations under the Bond Documents.

6.2	Other Covenants in relation to Conversion Right

For so long as the Bond shall remain outstanding, unless with the Bondholder’s consent, the Issuer shall pay the expenses of the issue of, and all expenses of obtaining and maintaining a listing on the NYSE MKT for, the Conversion Shares.

7	INTEREST

7.1	Interest Rate and Interest Payment Dates

The Bond bears interest on its outstanding principal amount from and including the Issue Date at the rate of 10% per annum. The first interest payment with respect to the period from the Issue Date to June 19, 2014 is payable on June 19, 2014 (the “First Interest Date”) and each subsequent interest payment is payable semi-annually in arrears on the last day of every six months from the First Interest Date (such dates, together with the First Interest Date, the “Interest Payment Dates”, and each an “Interest Payment Date”). If an Interest Payment Date would otherwise fall on a day which is not a Business Day, it shall be postponed to the next day which is a Business Day.

7.2	Interest Accrual and Payment

(a)	Interest on the Bond shall accrue from the Issue Date on a daily basis and shall be calculated on the basis of the actual number of days elapsed in a year of 365 days, including the first day of the period during which it accrues and including the last day of the period. Interest on the Bond not held for the whole of the period between any two successive Interest Payment Dates shall be calculated on a pro rata basis.

(b)	The Bond shall cease to bear interest:

(i)	where the Conversion Right attached to it shall have been exercised, from and including the Conversion Date; or

(ii)	from the Maturity Date or the due date for redemption of the Bond, unless payment of the full amount due is improperly withheld or refused or default is otherwise made in respect of any such payment, and in such event, interest shall continue to accrue at the rate provided in Condition 7.1, up to but excluding the date on which all sums due in respect of the Bond are received by or on behalf of the holder thereof. If interest is required to be calculated for a period of less than one year, it shall be calculated on the basis of the actual number of days elapsed in a year of 365 days.

(c)	Save as provided in Conditions 8.4(c)(iii), 12, 13 and 14 the Issuer shall pay interest due in respect of the Bond on each Interest Payment Date.

8	CONVERSION

8.1	Conversion Right and Conversion Period

The Bondholder has the right to convert all but not part of the Bond for Conversion Shares at any time during the Conversion Period; provided that such conversion would not result in the Bondholder, the Issuer or any other person contravening any applicable Law. Such Conversion Right shall be exercised in accordance with Condition 8.4(a)(i). Subject to compliance with these Conditions (including Condition 8.4(a)(i)), the “Conversion Period” shall be the period commencing on the Issue Date and expiring on the close of business (at the place where the Certificate representing the Bond is deposited for conversion) on the earlier of:

(a)	the date which falls five (5) Business Days prior to the Maturity Date; or

(b)	if the Bond shall have been called for redemption prior to the Maturity Date, the close of business (at the place aforesaid) on the date of the Redemption Notice.

8.2	Number of Conversion Shares and Fractions Arising on Conversion

(a)	The number of Conversion Shares to be issued on a conversion of the Bond pursuant to this Condition 8 shall be determined by dividing the principal amount of the Bond by the Conversion Price in effect at the Conversion Date.

(b)	Fractions of Conversion Shares shall not be issued on the conversion of the Bond but rounded down to the nearest whole number of Conversion Shares and no cash adjustments shall be made in respect thereof.

8.3	Revival After Default

Notwithstanding the provisions of Condition 8.1, if:

(a)	the Issuer shall default in making payment in full in respect of the Bond which shall have been called for redemption on the date fixed for redemption thereof; or

(b)	the Bond has become due and payable prior to the Maturity Date by reason of the occurrence of an Event of Default; or

(c)	the Bond is not redeemed on the Maturity Date in accordance with Condition 12.2,

the Conversion Right attaching to the Bond shall revive and/or shall continue to be exercisable up to (and including) the close of business (at the place where the Certificate evidencing the Bond is deposited for conversion) on the date upon which the full amount of the moneys payable in respect of the Bond has been duly received by the Bondholder. If the Certificate and the Conversion Notice are deposited for conversion prior to such date, the Bond shall be converted on the relevant Conversion Date notwithstanding that the Conversion Period may have expired before such Conversion Date.

8.4	Conversion Procedure

(a)	Conversion Notice

(i)	To exercise the Conversion Right attaching to the Bond pursuant to Condition 8.1 the holder thereof must complete, execute and deposit at his own expense during normal business hours at the principal office of the Issuer in Hong Kong:

(A)	a Conversion Notice; and

(B)	the Certificate.

Except as expressly provided herein, a Conversion Notice once delivered shall be irrevocable and may not be withdrawn unless the Issuer consents in writing to such withdrawal.

(b)	Conversion Date

(i)	Subject to Condition 8.4(b)(ii), the conversion date in respect of the Bond (the “Conversion Date”) must fall at a time when the Conversion Right attaching to that Bond is expressed in these Conditions to be exercisable (subject to Conditions 8.1 and 8.3), and shall be deemed to be the fifth (5th) Business Day following the date of the surrender of the Certificate and delivery of such Conversion Notice and, if applicable, any payment to be made or indemnity given under these Conditions in connection with the exercise of such Conversion Right.

(ii)	In the event the conversion would result in the Bondholder, Issuer or any other person contravening any applicable Law, then for that particular conversion only and in respect of only those Conversion Shares which result in that contravention, the Conversion Date will be the fifth (5th) Business Day after the later of:

(A)	the date the issue of those Conversion Shares would no longer result in that contravention; and

(B)	the date of the surrender of the Certificate and delivery of such Conversion Notice and, if applicable, any payment to be made or indemnity given under these Conditions in connection with the exercise of such Conversion Right.

(c)	Issue of Shares and Registration

(i)	As soon as practicable on the Conversion Date, the Issuer shall, upon exercise by the Bondholder of the Conversion Right pursuant to Condition 8.1 and in respect of which a duly completed Conversion Notice and the Certificate having been delivered as required by this Condition 8.4, issue to the Bondholder the relevant number of Conversion Shares and shall immediately upon the issue of those Conversion Shares:

(A)	instruct the Issuer’s share registry to as soon as practicable:

(I)	enter the Bondholder in the register of members of the Issuer (if any) as the holder of those Conversion Shares; and

(II)	despatch a single share certificate in respect of all of those Conversion Shares issued on conversion of the Bond subject to the same Conversion Notice and which are to be registered in the same name.

(ii)	The Bondholder shall become the holder of record of the number of Conversion Shares issuable upon conversion with effect from the date such person is registered as such in the Issuer’s register of members (the “Registration Date”). The Conversion Shares shall in all respects (including rights to dividends) rank pari passu with the Shares in issue on the relevant Registration Date.

(iii)	Upon conversion and on the Registration Date, the Issuer shall pay to the Bondholder any interest accruing on the converted Bond since (but excluding) the Interest Payment Date last preceding the relevant Conversion Date up to (but excluding) the Conversion Date.

(iv)	If the record date for the payment of any dividend or other distribution in respect of the Shares is on or after the Conversion Date of the Bond, but before the Registration Date, the Issuer shall pay to the converting Bondholder an amount (the “Equivalent Amount”) in US$ equal to the amount of any such dividend or other distribution to which the Bondholder would have been entitled had it on that record date been a Shareholder on record and shall make the payment at the same time as it makes payment of the dividend or other distribution to other Shareholders, or as soon as practicable thereafter. The Equivalent Amount shall be paid by means of transfer to the registered account of the Bondholder or by US$ cheque drawn on a bank in Hong Kong and mailed to the registered address of the Bondholder specified in the relevant Conversion Notice if he does not have a registered account. In these Conditions a “record date” means a date fixed by the constitutional documents of the Issuer or otherwise specified for the purpose of determining entitlements to dividends or other distributions to, or rights of, Shareholders.

9	ADJUSTMENTS TO CONVERSION PRICE

9.1	Conversion Price Adjustment – Consolidation, Subdivision or Reclassification

The Conversion Price shall be subject to adjustment if and whenever the Shares shall be consolidated, subdivided or reclassified.

In such an event, the Conversion Price in force immediately prior thereto shall be adjusted by multiplying it by the following fraction:

A
B

where:

A	is the aggregate number of issued Shares immediately before such consolidation, sub-division or reclassification; and

B	is the aggregate number of issued Shares immediately after such consolidation, sub-division or reclassification.

Such adjustment shall become effective on the date the consolidation, sub-division or reclassification (as the case may be) takes effect.

9.2	Rounding and Minor Adjustments

On any adjustment, the resultant Conversion Price, if not an integral multiple of US$0.01, shall be rounded down to the nearest US$0.01. No adjustment shall be made to the Conversion Price if such adjustment (rounded down if applicable) would be less than 1% of the Conversion Price then in effect. Any adjustment not required to be made, and any amount by which the Conversion Price has been rounded down, shall be carried forward and taken into account in any subsequent adjustment.

9.3	Employee Share Scheme

No adjustment shall be made to the Conversion Price where Shares or other securities (including rights, warrants or options) are issued, offered, exercised, allotted, appropriated, modified or granted to or for the benefit of employees or former employees (including directors holding or formerly holding executive office) of the Issuer or any Group Member pursuant to any employee share scheme or plan (including a dividend reinvestment plan).

9.4	Notice of Change in Conversion Price

The Issuer shall give notice to the Bondholder in accordance with Condition 18 of any change in the Conversion Price. Any such notice relating to a change in the Conversion Price shall set forth: (i) the event giving rise to the adjustment; (ii) the Conversion Price prior to such adjustment; (iii) the adjusted Conversion Price; and (iv) the effective date of such adjustment.

10	REPRESENTATIONS AND WARRANTIES OF THE BONDHOLDER

10.1	The Bondholder hereby acknowledges and represents and agrees that (i) neither the Bond nor the Conversion Shares has been or will be registered under the U.S. Securities Act of 1933, as amended from time to time (the “Act”), or any other U.S. federal or state securities or “Blue Sky” laws, and may be resold within the jurisdiction of the United States or to U.S. Persons as defined in Rule 902(o) of Regulation S only if registered pursuant to the provisions of the Act and all applicable U.S. federal and state securities laws or if an exemption from such registration is available; (ii) the Issuer is not required and has no present intention to register the Bond or the Conversion Shares under the Act or any other securities laws; and (iii) any transfer of the Bond or any Conversion Shares must comply with the constitutional documents of the Issuer and all applicable U.S. federal and state securities laws. The Bondholder further acknowledges that if an exemption from registration of the Bond or the Conversion Shares is available under the Act or any other applicable securities law, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Bond or Conversion Shares and requirements relating to the Issuer that are outside of the Bondholder’s control and that the Issuer is under no obligation, and may not be able, to satisfy.

10.2	The Bondholder hereby represents and warrants to the Issuer that he (i) is a sophisticated individual that is an accredited investor within the meaning of Rule 501 under the Act, (ii) is able to protect his own interests and bear the economic risk associated with the purchase of the Bond or the Conversion Shares, (iii) has received such information as he deems necessary and appropriate to make an informed decision regarding the purchase of the Bond or the Conversion Shares, (iv) has such knowledge and experience, and has made investments of a similar nature, so as to be aware of the risks and uncertainties inherent in the purchase of investments of the type contemplated by the Bond Documents, and (v) has independently and without reliance upon the Issuer, and based on such information as the Bondholder has deemed appropriate, made his own analysis and decision to subscribe for the Bond and/or the Conversion Shares. He acknowledges that the Issuer has not given, and is not required to give, the Bondholder any investment advice, credit information or opinion on whether the subscription of the Bond or the Conversion Shares is prudent.

10.3	The Bondholder hereby represents and warrants to the Issuer that either it has been duly formed and is validly existing as a corporation or other legal entity in good standing under the laws of its jurisdiction of incorporation or is an individual who is not a citizen or resident of the U.S. The Bondholder is not organized under the laws of the U.S. and is not a “U.S. Person” as that term is defined in Rule 902(o) of Regulation S under the Act.

10.4	The Bondholder hereby represents and warrants to the Issuer that the Bond and any Conversion Shares are being acquired for investment for the Bondholder’s own account, not as nominee or agent or on behalf of any U.S. Person as defined in Rule 902(o) of Regulation S, and the Bondholder has no intention of distributing or reselling, or granting any participation in, the Bond or the Conversion Shares, or any part thereof, except in accordance with the Act, the rules and regulations of the U.S. Securities and Exchange Commission promulgated thereunder and all other applicable securities laws, rules and regulations.

10.5	The Bondholder hereby represents and warrants to the Issuer that to the best knowledge of the Bondholder, the Bond, the Bond Documents and the transactions contemplated by them are not part of a plan or scheme to evade the registration provisions of the Act.

10.6	The Bondholder hereby acknowledges, represents and warrants that the Issuer has not made an offer to issue the Bond to the Bondholder in the U.S. other than as permitted in the case of an account managed by a professional fiduciary resident in the U.S. within the meaning of Section 902(o)(2) of Regulation S. At the time of the issue of the Bond and the execution of the Bond Documents and, to the best knowledge of the Bondholder, at the time the issue of the Bond originated, the Bondholder was located and resident outside the U.S., other than as permitted in the case of an account managed by a professional fiduciary resident in the U.S. within the meaning of Section 902(o)(2) of Regulation S.

10.7	The Bondholder hereby acknowledges that no public market now exists for the Bond or the Conversion Shares and that the Issuer has not provided any assurance that a public market will ever exist for the Bond or the Conversion Shares.

10.8	The Bondholder hereby acknowledges, represents and warrants that he has had an opportunity to (i) review the terms and conditions of the Bond Documents, the constitutional documents of the Issuer and any other documents related to the transactions contemplated under the Bond Documents, (ii) to secure all such information as he deems necessary regarding the business, management, properties, prospects and financial condition of each Group Member and (iii) to consult with counsel regarding the subject matter of the Bond Documents. The Bondholder hereby further acknowledges that the Issuer has not made or given any implied or express representations or warranties. In particular, no representations are made and no warranties are given by the Issuer in respect of the business, management, properties, prospects and financial condition of each Group Member.

10.9	The Bondholder hereby acknowledges and understands that the Bond, the Conversion Shares, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

“THE SHARES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“TRANSFER OF THESE SHARES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

10.10	The Bondholder hereby consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer of the Bond or Shares set forth in these Conditions.

11	PAYMENTS

11.1	Principal and interest

Payment of principal and interest due:

(a)	other than on an Interest Payment Date shall be made by transfer to the registered account of the Bondholder or by US$ cheque drawn on a bank in Hong Kong mailed to the registered address of the Bondholder if he does not have a registered account. Payment of principal shall only be made after surrender of the Certificate at the principal place of business of the Issuer in Hong Kong; and

(b)	on an Interest Payment Date shall be paid on the due date for the payment of interest to the holder shown on the Register at the close of business on the fifth (5th) day before the due date for the payment of interest (the “Interest Record Date”). Payments of interest on the Bond shall be made by transfer to the registered account of the Bondholder or by US$ cheque drawn on a bank in Hong Kong mailed to the registered address of the Bondholder if he does not have a registered account.

11.2	Rounding

When making payments to or for the benefit of the Bondholder, fractions of one cent shall be rounded down to the nearest cent.

11.3	Registered Accounts

For the purposes of this Condition, the Bondholder’s registered account means the US$ account maintained by or on behalf of the Bondholder with a bank in Hong Kong or any other jurisdiction, details of which appear on the Register at the close of business on the second Business Day before the due date for payment, and the Bondholder’s registered address means his address appearing on the Register at that time.

11.4	Fiscal Laws

All payments are subject in all cases to Law. No commissions or expenses shall be charged to the Bondholder in respect of such payments.

11.5	Payment Initiation

(a)

Where payment is to be made by transfer to a registered account, payment instructions (for value on the due date or, if that is not a Business Day, for value on the first following day which is a Business Day) shall be initiated and, where payment is to be made by cheque, the cheque shall be mailed (at the risk and, if mailed at the request of the holder otherwise than by ordinary mail, expense of the holder) on the due date for payment (or, if it is not a Business Day, the immediately following Business Day) or, in the case of a payment of principal, if later, on the Business Day on which the Certificate is surrendered at the principal place of business of the Issuer in Hong Kong.

(b)	If any date for payment is not a Business Day, the Bondholder shall not be entitled to payment until the next following Business Day nor to any interest or other payment for any delay after the due date in receiving the amount due, if the Bondholder is late in surrendering its Certificate (if required to do so) or if a cheque mailed in accordance with this Condition arrives after the due date for payment.

12	REDEMPTION AND CANCELLATION

12.1	Redemption by the Bondholder

The Bondholder shall have the right to require the Issuer to redeem the Bond at any time on or after the date which is eighteen (18) months after the Issue Date by delivering a Redemption Notice together with the Certificate to the Issuer and the Issuer shall redeem the Bond no later than ninety (90) days after receipt of such Redemption Notice and the Certificate at the Redemption Amount. For the purpose of these Conditions, the “Redemption Amount” means the outstanding principal amount of the Bond elected to be redeemed pursuant to this Condition 12, together with any unpaid interest accruing on such outstanding principal amount of the Bond to be redeemed since (but excluding) the Interest Payment Date last preceding the relevant date of redemption up to (but excluding) such date of redemption. A Redemption Notice once delivered shall be irrevocable and may not be withdrawn unless the Issuer consents in writing to such withdrawal.

12.2	Maturity

(a)	Unless previously redeemed or converted and cancelled as provided in these Conditions, the Issuer shall redeem the Bond by payment of the Maturity Redemption Amount in respect of the Bond on the Maturity Date in accordance with these Conditions.

(b)	Except as provided in these Conditions (including Conditions 12 and 13), neither the Issuer nor the Bondholder may redeem the Bond at his option prior to the Maturity Date.

12.3	Cancellation

The Bond shall be cancelled upon redemption or conversion and the Issuer is entitled to update the Register accordingly to reflect such redemption or conversion.

12.4	Notices

All notices given pursuant to this Condition 12 shall be given in accordance with Condition 18.

13	EVENTS OF DEFAULT

13.1	Events or Circumstances Constituting Events of Default

Each of the following events or circumstances is an Event of Default for the purposes of Condition 13.2, unless otherwise agreed by the Bondholder or otherwise expressly permitted under any Bond Document:

(a)	If the Issuer fails to make a payment, whether of principal, interest or otherwise, in accordance with the Bond Documents and such default continues for a period of ten (10) Business Days after the due date for such payment.

(b)	Any failure by the Issuer to deliver any Conversion Shares as and when the Conversion Shares are required to be delivered following conversion of the Bond and such failure continues for more than ten (10) Business Days.

13.2	Bondholder Rights Upon Event of Default

Upon the occurrence of an Event of Default which is continuing, the Bondholder shall have the right to require the Issuer to redeem the Bond by delivering a Redemption Notice together with the Certificate to the Issuer. A Redemption Notice once delivered shall be irrevocable and may not be withdrawn unless the Issuer consents in writing to such withdrawal. The Issuer shall redeem the Bond no later than ninety (90) days after receipt of such Redemption Notice and the Certificate at the Redemption Amount.

14	MATURITY REDEMPTION AMOUNT

Unless previously redeemed or converted and cancelled as provided in these Conditions, the Issuer shall on the Maturity Date redeem the Bond at the Maturity Redemption Amount. For the purpose of these Conditions, the “Maturity Redemption Amount” means the outstanding principal amount of the Bond, together with any unpaid interest accruing on such outstanding principal amount of the Bond since (but excluding) the Interest Payment Date last preceding the Maturity Date up to (but excluding) the Maturity Date. Except as provided in these Conditions (including Conditions 12 and 13), the Bond shall not be redeemed or repaid prior to the Maturity Date.

15	MODIFICATION AND WAIVER

15.1	Agreement in writing

The Bond and these Conditions may only be varied by agreement in writing between the Issuer and the Bondholder.

15.2	Modification and Waiver

The Bondholder may agree in writing with the Issuer to the waiver or authorisation of any breach, or proposed breach, of the Bond and these Conditions. The Bond and these Conditions may be amended without the consent of the Bondholder to correct a manifest or proven error or to comply with mandatory provisions of Law. Any such modification, waiver or authorisation shall be binding on the Bondholder and any such modification shall be notified by the Issuer to the Bondholder as soon as practicable thereafter.

16	TRANSFER AND REGISTRATION OF THE BOND; ISSUE OF CERTIFICATES

16.1	Procedure for transfer

(a)

Notwithstanding any provision to the contrary in the Bond Documents, the Bond cannot be transferred unless with the written consent of the Issuer and upon the execution of the form of transfer substantially in the form set forth in Annexure 1 endorsed under the hand of the transferor or, where the transferor is a corporation, under its common seal or under the hand of a director or a duly authorised officer in writing. The Bondholder shall cause its shareholders, affiliates, or any other person controlling the Bondholder to abide by this Condition 16 and procure that restrictions set forth in this Condition 16 shall not be avoided by the direct or indirect sale, transfer, disposal, issuance or redemption of any shares (or other interest) in the Bondholder or in a shareholder, affiliate or such other person having control over the Bondholder or otherwise. In this Condition, a reference to “transferor” shall (where the context permits or requires) include joint transferors and be construed accordingly.

(b)	The transferor of the Bond shall be deemed to remain the holder of the Bond until the name of the transferee is entered in the Register as the holder thereof. Registration of a transfer of the Bond shall be effected without charge by or on behalf of the Issuer, or any registrar of the Issuer, but upon payment by the transferor (or the giving of such indemnity as the Issuer, or any such registrar, may require) in respect of any costs, taxes or other governmental charges which may be imposed in relation to it.

(c)	The Certificate issued in respect of the Bond to be transferred must be delivered for registration to the Issuer accompanied by such other evidence as the Issuer may reasonably require to prove the title of the transferor or his right to transfer the Bond and his identity and, if the form of transfer is executed by some other person on behalf of the transferor or in the case of the execution of a form of transfer on behalf of a corporation by its officers, the authority of that person or those persons to do so. The signature of the person effecting a transfer of the Bond shall conform to any list of duly authorised specimen signatures supplied by the holder of the Bond.

(d)	The new Certificate to be issued upon a transfer of Bond shall, within five (5) Business Days of receipt by the Issuer of the Certificate and form of transfer complying with the requirements of this Condition 16.1, be made available for collection at the principal place of business of the Issuer in Hong Kong, or if so requested in the form of transfer, be mailed by uninsured mail (at the risk of the transferee) to the address specified in the form of transfer.

(e)	Subject to the other provisions of this Condition 16, the Issuer shall register the transfer of the Bond only upon presentation of an executed and duly completed form of transfer together with the Certificate and any other documents thereby required.

16.2	Entitlement to Certificate

(a)	The executors or administrators of a deceased Bondholder (not being one of several joint holders) and, in the case of the death of one or more of joint holders, the survivor or survivors of such joint holders, shall be the only persons recognised by the Issuer as having any title to the Bond.

(b)	Any person becoming entitled to the Bond in consequence of the death or bankruptcy of the Bondholder may, upon producing such evidence that he holds the position in respect of which he proposes to act under this Condition or of his title as the Issuer shall reasonably require (including certificates and/or legal opinions), be registered himself as the holder of the Bond or, subject to this Condition and with the written consent of the Issuer, may transfer the Bond. The Issuer may retain any amount payable upon the Bond to which any person is so entitled until such person shall be so registered or shall duly transfer the Bond.

(c)	Unless otherwise requested by it, a holder of Bond shall receive only one (1) Certificate in respect of his holding.

(d)	The joint holders of a Bond shall be entitled to one (1) Certificate only in respect of their joint holding which shall, except where they otherwise direct, be delivered to the joint holder whose name appears first in the Register in respect of the joint holding.

16.3	Transfer and formalities free of charge

Registration of the holding of the Bond or any transfer of the Bond shall be effected without charge by or on behalf of the Issuer, or any registrar of the Issuer, but upon payment by the transferor (or the giving of such indemnity as the Issuer, or any such registrar, may require) in respect of any costs, taxes or other governmental charges which may be imposed in relation to it. If the Bondholder entitled to receive the Certificate wishes to have it delivered to him otherwise than at the specified office of the Issuer, such delivery shall be made upon his written request to the Issuer, at his risk and at his expense.

16.4	Closed Period

The Bondholder may not require the transfer of the Bond to be registered: (a) during the period of fifteen (15) days ending on (and including) the dates for payment of any principal or any other amounts pursuant to these Conditions; (b) during the period of fifteen (15) days ending on (and including) any Interest Payment Date; (c) after a Conversion Notice has been delivered with respect to the Bond pursuant to these Conditions; or (d) after a Redemption Notice has been delivered with respect to the Bond pursuant to these Conditions.

17	REPLACEMENT OF CERTIFICATES

If the Certificate is mutilated, defaced, destroyed, stolen or lost, it shall be replaced at the principal place of business of the Issuer in Hong Kong upon payment by the claimant of costs and expenses incurred in connection with such replacement and on such terms as to evidence and indemnity as the Issuer may require. A mutilated or defaced Certificate must be surrendered before a replacement will be issued.

18	NOTICES

18.1	Notices to Issuer

(a)	All notices to the Issuer shall be validly given if delivered in person or sent by letter or facsimile transmission addressed to the Issuer at:

Address:	Suite 2204, 22/F, Sun Life Tower
The Gateway, 15 Canton Road
Tsimshatsui, Kowloon, Hong Kong

Fax:	+852 2111 1890

Attention:	Ms. Chris Fan

or any substitute address or fax number which the Issuer may notify to the Bondholder by not less than ten (10) Business Days’ notice.

(b)	Any communication or notice made to the Issuer under or in connection with these Conditions will only be effective:

(i)	if by way of fax, at the time of its despatch (subject to confirmation of uninterrupted transmission by the sender by a transmission report);

(ii)	if by personal delivery by hand or courier, at the time of delivery at the address referred to in Condition 18.1(a);

(iii)	if by local post (other than airmail) or registered mail, at 10:00 am on the second Business Day after posting; and

(iv)	if by airmail, at 10:00 am on the fifth (5th) Business Day after posting.

18.2	Notices to the Bondholder

All notices to the Bondholder under or in connection with these Conditions shall be validly given if mailed to him at his address in the Register. Condition 18.1(b) shall apply mutatis mutandis to notices given by the Issuer to the Bondholder under or in connection with these Conditions.

19	LANGUAGE

These Conditions are in English. If a translation is prepared, the English version shall prevail and the translation shall be for information purposes only.

20	GOVERNING LAW AND ARBITRATION

(a)	The Bond and any dispute or claim arising out of or in connection with it or these Conditions or any Bond Document shall be governed by, and construed in accordance with, Hong Kong law.

(b)	Any dispute, controversy or claim arising out of or in connection with the Bond or these Conditions or any Bond Document (including a dispute regarding the existence, validity, formation, effect, interpretation, performance or termination of the Bond or these Conditions) shall be settled by arbitration.

(c)	The arbitral proceedings shall be conducted as follows:

(i)	the place of arbitration shall be in Hong Kong at the Hong Kong International Arbitration Center (“HKIAC”);

(ii)	the arbitration proceedings shall be conducted in English;

(iii)	the UNCITRAL Arbitration Rules in force as at the Issue Date (as may be amended by these Conditions) shall apply;

(iv)	there shall be three (3) arbitrators to be mutually agreed upon by the Issuer and the Bondholder or, in absence of mutual agreement, each of (A) the Issuer (on the one hand) and (B) the Bondholder (on the other hand) may nominate one (1) arbitrator and the third arbitrator shall be appointed by the Chairman for the time being of the HKIAC;

(v)	the arbitration proceedings shall be administered by the HKIAC in accordance with the HKIAC Procedures for Arbitration in force as at the Issue Date;

(vi)	an award by the arbitrators shall be final and conclusive and binding upon the Issuer and the Bondholder and shall not be subject to further appeal; and

(vii)	judgment upon the award rendered may be entered in any court having jurisdiction and each of the Issuer and the Bondholder submits to the non-exclusive jurisdiction of the Hong Kong courts for this purpose.

21	TERMINATION OF CONDITIONS

Notwithstanding anything to the contrary in any Bond Document, the Issuer’s covenants, obligations and conditions, and the Bondholder’s rights, benefits and claims under the Bond Documents, at law and/or in equity, insofar as the Bondholder’s Bond is concerned, shall terminate and have no force and effect upon the earlier of the date on which the Bond is converted or redeemed (as the case may be).

ANNEXURE 1

FORM OF TRANSFER

CHINA METRO-RURAL HOLDINGS LIMITED

(a company limited by shares incorporated in the British Virgin Islands)

US$5,000,000 10% CONVERTIBLE BOND DUE 2016

To:	CHINA METRO-RURAL HOLDINGS LIMITED (the “Issuer”)

I am/We are* the holder of US$5,000,000 in aggregate principal amount of the Bond issued by the Issuer on January 27, 2014 with Certificate number 1.

References in this Transfer Form to “Conditions” are to the terms and conditions on which the Bond was issued, as may have been amended from time to time. Terms defined in the Conditions shall have the same meaning in this Transfer Form, save where the context otherwise requires.

1.	I/We* hereby transfer the Bond registered in my/our* name in the register of bondholders to:

of/whose registered office address is at:

(the “Transferee”)

2.	I/We* hereby request that a Certificate in respect of the transferred Bond be issued to the person whose name and address are set out in paragraph 1 above and that such Certificate:

* (a)	be despatched to the person whose name and address is given below and in the manner specified below:

Name	:

Address	:

Manner of despatch: [Registered mail/recorded mail/courier]*

* (b)	if no name and address is given in (a) above, be made available for collection at the office of the Issuer referred to for that purpose in the Conditions.

3.	The Certificate in respect of the transferred Bond is enclosed with this Transfer Form.

4.	The registered account of the Transferee (being a US$ account) for the purposes of receipt of principal, interest and any other amounts in respect of the Bond is (unless otherwise instructed by the Transferee) as follows:

	Name of Account	:

	Account No.	:

	Sort Code	:

	Name of Bank	:

	Address of Bank	:

*	delete as appropriate

Name of Transferor	:

Signature of Transferor	:

Date	:

Notes:

(i)	A representative of the holder should state the capacity in which he signs.

(ii)	The signature of the person effecting a transfer shall conform to any list of duly authorized specimen signatures supplied by the holder or be certified by a recognized bank, notary public, commissioner of oaths, solicitor or in such other manner as the Issuer may reasonably require.

ANNEXURE 2

FORM OF CONVERSION NOTICE

To:	CHINA METRO-RURAL HOLDINGS LIMITED (the “Issuer”)

In respect of the issue of US$5,000,000 10% convertible bond due 2016 (the “Bond”) issued by the Issuer to [me/us] on January 27, 2014 and its related terms and conditions (the “Conditions”), [I/we] the holder(s) of the Bond hereby give notice of [my/our] desire to exercise the conversion right attached to the Bond at the conversion price in accordance with the Conditions in respect of US$5,000,000 of the principal amount outstanding.

[I/we] agree to accept all the fully paid ordinary shares in the capital of the Issuer (the “Conversion Shares”) to be issued pursuant to this exercise of the conversion right attached to the Bond, subject to the constitutional documents of the Issuer. [I/we] desire the Conversion Shares to be registered in [my/our] name and hereby authorise the entry of [my/our] name in the register of members of the Issuer in respect of the Conversion Shares and the despatch of the related share certificate to [name] at [address].

The Certificate in respect of the converted Bond is enclosed with this Conversion Notice.

Signature of the holder of the Bond:

Name:

Title:

Date:

ANNEXURE 3

FORM OF REDEMPTION NOTICE

To:	CHINA METRO-RURAL HOLDINGS LIMITED (the “Issuer”)

In respect of the issue of US$5,000,000 10% convertible bond due 2016 (the “Bond”) issued by the Issuer to [me/us] on January 27, 2014 and its terms and conditions (the “Conditions”), [I/we] the holder of the Bond refer to Condition [12.1/13.2] and hereby require the Issuer to redeem the Bond in the aggregate principal amount of US$5,000,000 pursuant to the said Condition and otherwise in accordance with the terms and conditions contained in the Certificate.

The Certificate in respect of the Bond which [I/we] require the Issuer to redeem is enclosed with this Redemption Notice.

Signature of the holder of the Bond:

Name:

Title:

Date:

Exhibit 4.49.6

BOND CERTIFICATE WITH TERMS AND CONDITIONS

CHINA METRO-RURAL HOLDINGS LIMITED

(a company limited by shares incorporated in the British Virgin Islands)

US$10,000,000 10% CONVERTIBLE BOND DUE 2016

Certificate number: 1

Issued pursuant to a resolution of the board of directors of China Metro-Rural Holdings Limited (the “Issuer”) passed on December 9, 2013.

THE ISSUER HEREBY CERTIFIES that Cheng Chung Hing is the registered holder of US$10,000,000 in principal amount of the above-mentioned convertible bond (the “Bond”). The Bond is issued with the benefit of and subject to the provisions of the terms and conditions (the “Conditions”) attached hereto, as the same may be amended from time to time, which shall form an integral part of this Certificate.

For value received, the Issuer promises to pay the person who appears at the relevant time on the register of bondholders as the holder of the Bond in respect of which this Certificate is issued such amount or amounts as shall become due in respect of the Bond and otherwise to comply with the Conditions.

Any reference herein to the Conditions is to the terms and conditions of the Bond attached hereto and any reference to a numbered Condition is to the correspondingly numbered provision thereof.

This Certificate is evidence of entitlement only. Title to the Bond passes only on due registration in the register of bondholders and only the duly registered holder is entitled to payment on the Bond in respect of which this Certificate is issued.

This Certificate shall not be valid for any purpose until executed by the Issuer.

This Certificate and the Bond are governed by and shall be construed in accordance with the laws of the Hong Kong Special Administrative Region of the People’s Republic of China.

Issued by and under the common seal of the Issuer this 20th day of March, 2014.

THE COMMON SEAL of	)
CHINA METRO-RURAL HOLDINGS LIMITED	)
was affixed hereto in the presence of:	)

Name:	Sio Kam Seng
Director

Notes: The Bond cannot be transferred to bearer on delivery and is only transferable to the extent permitted by Condition 16. This Certificate must be delivered to the specified office of the Issuer for cancellation and reissue of an appropriate Certificate in the event of any such transfer.

TERMS AND CONDITIONS OF THE BOND

1	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In these Conditions, the following terms and expressions shall, unless the context otherwise requires, have the following meanings.

“Act” has the meaning specified in Condition 10.1.

“Authorisation” means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration (in each case whether preliminary, interim, conditional or otherwise).

“Authority” means any competent governmental, administrative, supervisory, regulatory, judicial, determinative, disciplinary, enforcement or tax raising body, authority, agency, board, department, court or tribunal of any jurisdiction (including any relevant securities exchange) and whether supranational, national, regional or local.

“Bond” means this US$10,000,000 10% convertible bond due 2016 of the Issuer.

“Bond Documents” means the Certificate, these Conditions and any other document designated as a Bond Document by the Bondholder and the Issuer.

“Bondholder” and “holder” means Cheng Chung Hing or any other person to whom the Bond is transferred pursuant to Condition 16.1 and in whose name the Bond is registered.

“Business Day” means a day on which banks are open for business in Hong Kong, the PRC and the State of New York (other than a Saturday, Sunday or public holiday or a day on which a tropical cyclone warning No. 8 or above or a “black rainstorm warning signal” is hoisted or remains hoisted in Hong Kong at any time between 9:00 a.m. and 5:00 p.m.) and, in the case of the surrender of the Certificate, in the place where the Certificate is surrendered.

“Certificate” has the meaning specified in Condition 3.

“Conditions” means these Terms and Conditions of the Bond as set forth herein.

“Conversion Date” has the meaning specified in Condition 8.4(b).

“Conversion Notice” means a written notice of conversion in substantially the form set out in Annexure 2.

“Conversion Period” has the meaning specified in Condition 8.1.

“Conversion Price” means the price per Conversion Share at which Conversion Shares will be issued upon the exercise of the Conversion Right attached to the Bond, which price being initially US$1.30, subject to adjustment as provided in these Conditions.

“Conversion Right” means a right to convert the Bond into Conversion Shares pursuant to Condition 8.1.

“Conversion Shares” mean the Shares to be issued to the Bondholder upon the exercise of the Conversion Right attached to the Bond.

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“Equivalent Amount” has the meaning specified in Condition 8.4(c)(iv).

“Event of Default” means any event or circumstance described as such in Condition 13.1.

“First Interest Date” has the meaning specified in Condition 7.1.

“Group” means the Issuer and its Subsidiaries, namely, M.S. Electronic Emporium Limited, China Metro-Rural Limited, China Metro-Rural Exchange Limited, China Northeast Logistics City Co., Ltd. , Tieling North Asia Development Co., Ltd. , Tieling Northeast City Advertising Co., Ltd. Tieling North Asia Property Management Co., Ltd. , Tieling Northeast City Motor Vehicle Trading Co., Ltd. China Metro-Rural Development Limited, China Northeast Logistics City Dezhou Co., Ltd. , Dezhou Northeast City Property Co., Ltd. , Dezhou North Asia Property Management Co., Ltd. , China Northeast Logistics City Shenzhen Co., Ltd. , China Glorious City Strategic Limited, China Glorious City Investments Limited, China Glorious City Construction Limited, China Glorious City Development Limited, China Glorious City (Hengyang) Co., Ltd. , Shenyang Jiataihe Investments Co., Ltd. , China Glorious City Strategic(Zhoukou) Co., Ltd , China Glorious City Investments (Zhoukou) Co., Ltd. , Hengyang China Glorious City Business Co., Ltd. , Hengyang China Glorious City Logistics Co., Ltd. , Hengyang China Glorious Property Co., Ltd. , Hengyang Huayan Property Co., Ltd. and Hengyang Huaqian Property Co., Ltd. , and “Group Member” means any of those persons.

“HKIAC” has the meaning specified in Condition 20(c)(i).

“Hong Kong” means the Hong Kong Special Administrative Region of the PRC.

“Issue Date” means the date on which the Bond is issued.

“Issuer” means China Metro-Rural Holdings Limited, a company limited by shares incorporated in the British Virgin Islands.

“Interest Payment Date” has the meaning specified in Condition 7.1.

“Interest Record Date” has the meaning specified in Condition 11.1(b).

“Law” means, in respect of a person, all civil and common law, statute, subordinate legislation, treaty, regulation, directive, decision, by-law, ordinance, circular, code, order, notice, demand, decree, injunction, resolution or judgment of any Authority (including the rules and regulations of the NYSE MKT or any other applicable stock exchange) applicable to or affecting such person, its business, employees or assets in any jurisdiction.

“Maturity Date” means December 19, 2016.

“Maturity Redemption Amount” has the meaning specified in Condition 14.

“NYSE MKT” means NYSE MKT LLC.

“PRC” means the People’s Republic of China excluding, for the purpose of these Conditions, Hong Kong, Macau Special Administrative Region and Taiwan.

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“Redemption Amount” has the meaning specified in Condition 12.1.

“Redemption Notice” means any notice of redemption delivered by the Bondholder to the Issuer in accordance with these Conditions and substantially in the form set out in Annexure 3.

“Register” has the meaning specified in Condition 5.

“Registration Date” has the meaning specified in Condition 8.4(c)(ii).

“Security” means any lien, pledge, encumbrance, charge (fixed or floating), mortgage, third party claim, debenture, option, right of pre-emption, right to acquire, assignment by way of security, trust arrangement for the purpose of providing security or security interests of any kind (including retention arrangements or other encumbrances and any agreement to create any of the foregoing).

“Shareholder” means a registered holder of Shares.

“Shares” means ordinary shares in the capital of the Issuer.

“Subsidiary” means, as of the relevant date of determination, with respect to any person (the “subject entity”), (a) any person: (i) more than 50% of whose shares or other interests entitled to vote in the election of directors or (ii) more than 50% of whose interest in the profits or capital are owned or controlled directly or indirectly by the subject entity or through one (1) or more Subsidiaries of the subject entity, or (b) any person with respect to which the subject entity has the power to otherwise direct the business and policies of that person directly or indirectly through another Subsidiary.

“U.S.” means the United States of America.

“US$” means U.S. dollars, the lawful currency of the U.S.

1.2	Interpretation

(a)	Unless a contrary indication appears, any reference in these Conditions to:

(i)	“assets” includes present and future properties, revenues and rights of every description;

(ii)	the Bondholder, any Group Member or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees;

(iii)	a “person” includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium or partnership (whether or not having separate legal personality);

(iv)	a reference to any Hong Kong legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of any jurisdiction other than Hong Kong, be deemed to include what most nearly approximates the Hong Kong legal term in that jurisdiction and references to any Hong Kong statute or enactment shall be deemed to include any equivalent or analogous laws or rules in any other jurisdiction;

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(v)	a reference to any law or enactment includes references to: (A) that law or enactment as re-enacted, amended, extended or applied by or under any other enactment (before or after the Issue Date); (B) any law or enactment which that law or enactment re-enacts (with or without modification); and (C) any subordinate legislation made under any law or enactment, as re-enacted, amended, extended or applied, as described in paragraph (A) above, or under any law or enactment referred to in paragraph (B) above, and “law” and “enactment” includes any legislation in any jurisdiction;

(vi)	a “Bond Document” or any other agreement or instrument is a reference to that Bond Document or other agreement or instrument as amended, novated, supplemented, extended or restated;

(vii)	words importing the singular include the plural and vice versa, and words importing a gender include every gender;

(viii)	a time of day is a reference to Hong Kong time; and

(ix)	the words “include” and “including” shall be construed without limitation.

(b)	The headings in these Conditions are inserted for convenience only and shall not affect the construction of these Conditions.

2	STATUS

The Bond constitutes the direct, unsecured, unconditional and unsubordinated obligations of the Issuer and is issued with the benefits of these Conditions. The payment obligations of the Issuer under the Bond shall (save for such exceptions as may be provided by mandatory provisions of Law) at all times rank at least equally with all other present and future unsecured, unconditional and unsubordinated obligations of the Issuer. No application will be made for a listing of the Bond.

3	FORM AND DENOMINATION

The Bond is issued in registered form. On the Issue Date, a definitive bond certificate (the “Certificate”) shall be issued to the Bondholder in respect of his registered holding of the Bond. The Bond and the Certificate shall be numbered serially with an identifying number which shall be recorded on the Certificate and in the Register.

4	TITLE

Title to the Bond passes only by transfer and registration in the Register pursuant to Condition 16.1. The Bondholder shall (except as otherwise required by Law) be treated as the absolute owner of the Bond for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any interest in it or any writing on, or the theft or loss of, the Certificate issued in respect of it) and no person shall be liable for so treating the holder.

5	REGISTER

The Issuer shall maintain a register of bondholders (the “Register”) on which shall be entered the name, address and bank account details of the Bondholder and the particulars of the Bond held by the Bondholder.

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6	COVENANTS

6.1	Authorisations

The Issuer shall promptly obtain, comply with and do all that is necessary to maintain in full force and effect any Authorisation required under Law to enable it to perform its obligations under the Bond Documents.

6.2	Other Covenants in relation to Conversion Right

For so long as the Bond shall remain outstanding, unless with the Bondholder’s consent, the Issuer shall pay the expenses of the issue of, and all expenses of obtaining and maintaining a listing on the NYSE MKT for, the Conversion Shares.

7	INTEREST

7.1	Interest Rate and Interest Payment Dates

The Bond bears interest on its outstanding principal amount from and including the Issue Date at the rate of 10% per annum. The first interest payment with respect to the period from the Issue Date to June 19, 2014 is payable on June 19, 2014 (the “First Interest Date”) and each subsequent interest payment is payable semi-annually in arrears on the last day of every six months from the First Interest Date (such dates, together with the First Interest Date, the “Interest Payment Dates”, and each an “Interest Payment Date”). If an Interest Payment Date would otherwise fall on a day which is not a Business Day, it shall be postponed to the next day which is a Business Day.

7.2	Interest Accrual and Payment

(a)	Interest on the Bond shall accrue from the Issue Date on a daily basis and shall be calculated on the basis of the actual number of days elapsed in a year of 365 days, including the first day of the period during which it accrues and including the last day of the period. Interest on the Bond not held for the whole of the period between any two successive Interest Payment Dates shall be calculated on a pro rata basis.

(b)	The Bond shall cease to bear interest:

(i)	where the Conversion Right attached to it shall have been exercised, from and including the Conversion Date; or

(ii)	from the Maturity Date or the due date for redemption of the Bond, unless payment of the full amount due is improperly withheld or refused or default is otherwise made in respect of any such payment, and in such event, interest shall continue to accrue at the rate provided in Condition 7.1, up to but excluding the date on which all sums due in respect of the Bond are received by or on behalf of the holder thereof. If interest is required to be calculated for a period of less than one year, it shall be calculated on the basis of the actual number of days elapsed in a year of 365 days.

(c)	Save as provided in Conditions 8.4(c)(iii), 12, 13 and 14 the Issuer shall pay interest due in respect of the Bond on each Interest Payment Date.

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8	CONVERSION

8.1	Conversion Right and Conversion Period

The Bondholder has the right to convert all but not part of the Bond for Conversion Shares at any time during the Conversion Period; provided that such conversion would not result in the Bondholder, the Issuer or any other person contravening any applicable Law. Such Conversion Right shall be exercised in accordance with Condition 8.4(a)(i). Subject to compliance with these Conditions (including Condition 8.4(a)(i)), the “Conversion Period” shall be the period commencing on the Issue Date and expiring on the close of business (at the place where the Certificate representing the Bond is deposited for conversion) on the earlier of:

(a)	the date which falls five (5) Business Days prior to the Maturity Date; or

(b)	if the Bond shall have been called for redemption prior to the Maturity Date, the close of business (at the place aforesaid) on the date of the Redemption Notice.

8.2	Number of Conversion Shares and Fractions Arising on Conversion

(a)	The number of Conversion Shares to be issued on a conversion of the Bond pursuant to this Condition 8 shall be determined by dividing the principal amount of the Bond by the Conversion Price in effect at the Conversion Date.

(b)	Fractions of Conversion Shares shall not be issued on the conversion of the Bond but rounded down to the nearest whole number of Conversion Shares and no cash adjustments shall be made in respect thereof.

8.3	Revival After Default

Notwithstanding the provisions of Condition 8.1, if:

(a)	the Issuer shall default in making payment in full in respect of the Bond which shall have been called for redemption on the date fixed for redemption thereof; or

(b)	the Bond has become due and payable prior to the Maturity Date by reason of the occurrence of an Event of Default; or

(c)	the Bond is not redeemed on the Maturity Date in accordance with Condition 12.2,

the Conversion Right attaching to the Bond shall revive and/or shall continue to be exercisable up to (and including) the close of business (at the place where the Certificate evidencing the Bond is deposited for conversion) on the date upon which the full amount of the moneys payable in respect of the Bond has been duly received by the Bondholder. If the Certificate and the Conversion Notice are deposited for conversion prior to such date, the Bond shall be converted on the relevant Conversion Date notwithstanding that the Conversion Period may have expired before such Conversion Date.

8.4	Conversion Procedure

(a)	Conversion Notice

(i)	To exercise the Conversion Right attaching to the Bond pursuant to Condition 8.1 the holder thereof must complete, execute and deposit at his own expense during normal business hours at the principal office of the Issuer in Hong Kong:

(A)	a Conversion Notice; and

(B)	the Certificate.

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Except as expressly provided herein, a Conversion Notice once delivered shall be irrevocable and may not be withdrawn unless the Issuer consents in writing to such withdrawal.

(b)	Conversion Date

(i)	Subject to Condition 8.4(b)(ii), the conversion date in respect of the Bond (the “Conversion Date”) must fall at a time when the Conversion Right attaching to that Bond is expressed in these Conditions to be exercisable (subject to Conditions 8.1 and 8.3), and shall be deemed to be the fifth (5th) Business Day following the date of the surrender of the Certificate and delivery of such Conversion Notice and, if applicable, any payment to be made or indemnity given under these Conditions in connection with the exercise of such Conversion Right.

(ii)	In the event the conversion would result in the Bondholder, Issuer or any other person contravening any applicable Law, then for that particular conversion only and in respect of only those Conversion Shares which result in that contravention, the Conversion Date will be the fifth (5th) Business Day after the later of:

(A)	the date the issue of those Conversion Shares would no longer result in that contravention; and

(B)	the date of the surrender of the Certificate and delivery of such Conversion Notice and, if applicable, any payment to be made or indemnity given under these Conditions in connection with the exercise of such Conversion Right.

(c)	Issue of Shares and Registration

(i)	As soon as practicable on the Conversion Date, the Issuer shall, upon exercise by the Bondholder of the Conversion Right pursuant to Condition 8.1 and in respect of which a duly completed Conversion Notice and the Certificate having been delivered as required by this Condition 8.4, issue to the Bondholder the relevant number of Conversion Shares and shall immediately upon the issue of those Conversion Shares:

(A)	instruct the Issuer’s share registry to as soon as practicable:

(I)	enter the Bondholder in the register of members of the Issuer (if any) as the holder of those Conversion Shares; and

(II)	despatch a single share certificate in respect of all of those Conversion Shares issued on conversion of the Bond subject to the same Conversion Notice and which are to be registered in the same name.

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(ii)	The Bondholder shall become the holder of record of the number of Conversion Shares issuable upon conversion with effect from the date such person is registered as such in the Issuer’s register of members (the “Registration Date”). The Conversion Shares shall in all respects (including rights to dividends) rank pari passu with the Shares in issue on the relevant Registration Date.

(iii)	Upon conversion and on the Registration Date, the Issuer shall pay to the Bondholder any interest accruing on the converted Bond since (but excluding) the Interest Payment Date last preceding the relevant Conversion Date up to (but excluding) the Conversion Date.

(iv)	If the record date for the payment of any dividend or other distribution in respect of the Shares is on or after the Conversion Date of the Bond, but before the Registration Date, the Issuer shall pay to the converting Bondholder an amount (the “Equivalent Amount”) in US$ equal to the amount of any such dividend or other distribution to which the Bondholder would have been entitled had it on that record date been a Shareholder on record and shall make the payment at the same time as it makes payment of the dividend or other distribution to other Shareholders, or as soon as practicable thereafter. The Equivalent Amount shall be paid by means of transfer to the registered account of the Bondholder or by US$ cheque drawn on a bank in Hong Kong and mailed to the registered address of the Bondholder specified in the relevant Conversion Notice if he does not have a registered account. In these Conditions a “record date” means a date fixed by the constitutional documents of the Issuer or otherwise specified for the purpose of determining entitlements to dividends or other distributions to, or rights of, Shareholders.

9	ADJUSTMENTS TO CONVERSION PRICE

9.1	Conversion Price Adjustment – Consolidation, Subdivision or Reclassification

The Conversion Price shall be subject to adjustment if and whenever the Shares shall be consolidated, subdivided or reclassified.

In such an event, the Conversion Price in force immediately prior thereto shall be adjusted by multiplying it by the following fraction:

A
B

where:

A	is the aggregate number of issued Shares immediately before such consolidation, sub-division or reclassification; and

B	is the aggregate number of issued Shares immediately after such consolidation, sub-division or reclassification.

Such adjustment shall become effective on the date the consolidation, sub-division or reclassification (as the case may be) takes effect.

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9.2	Rounding and Minor Adjustments

On any adjustment, the resultant Conversion Price, if not an integral multiple of US$0.01, shall be rounded down to the nearest US$0.01. No adjustment shall be made to the Conversion Price if such adjustment (rounded down if applicable) would be less than 1% of the Conversion Price then in effect. Any adjustment not required to be made, and any amount by which the Conversion Price has been rounded down, shall be carried forward and taken into account in any subsequent adjustment.

9.3	Employee Share Scheme

No adjustment shall be made to the Conversion Price where Shares or other securities (including rights, warrants or options) are issued, offered, exercised, allotted, appropriated, modified or granted to or for the benefit of employees or former employees (including directors holding or formerly holding executive office) of the Issuer or any Group Member pursuant to any employee share scheme or plan (including a dividend reinvestment plan).

9.4	Notice of Change in Conversion Price

The Issuer shall give notice to the Bondholder in accordance with Condition 18 of any change in the Conversion Price. Any such notice relating to a change in the Conversion Price shall set forth: (i) the event giving rise to the adjustment; (ii) the Conversion Price prior to such adjustment; (iii) the adjusted Conversion Price; and (iv) the effective date of such adjustment.

10	REPRESENTATIONS AND WARRANTIES OF THE BONDHOLDER

10.1	The Bondholder hereby acknowledges and represents and agrees that (i) neither the Bond nor the Conversion Shares has been or will be registered under the U.S. Securities Act of 1933, as amended from time to time (the “Act”), or any other U.S. federal or state securities or “Blue Sky” laws, and may be resold within the jurisdiction of the United States or to U.S. Persons as defined in Rule 902(o) of Regulation S only if registered pursuant to the provisions of the Act and all applicable U.S. federal and state securities laws or if an exemption from such registration is available; (ii) the Issuer is not required and has no present intention to register the Bond or the Conversion Shares under the Act or any other securities laws; and (iii) any transfer of the Bond or any Conversion Shares must comply with the constitutional documents of the Issuer and all applicable U.S. federal and state securities laws. The Bondholder further acknowledges that if an exemption from registration of the Bond or the Conversion Shares is available under the Act or any other applicable securities law, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Bond or Conversion Shares and requirements relating to the Issuer that are outside of the Bondholder’s control and that the Issuer is under no obligation, and may not be able, to satisfy.

10.2	The Bondholder hereby represents and warrants to the Issuer that he (i) is a sophisticated individual that is an accredited investor within the meaning of Rule 501 under the Act, (ii) is able to protect his own interests and bear the economic risk associated with the purchase of the Bond or the Conversion Shares, (iii) has received such information as he deems necessary and appropriate to make an informed decision regarding the purchase of the Bond or the Conversion Shares, (iv) has such knowledge and experience, and has made investments of a similar nature, so as to be aware of the risks and uncertainties inherent in the purchase of investments of the type contemplated by the Bond Documents, and (v) has independently and without reliance upon the Issuer, and based on such information as the Bondholder has deemed appropriate, made his own analysis and decision to subscribe for the Bond and/or the Conversion Shares. He acknowledges that the Issuer has not given, and is not required to give, the Bondholder any investment advice, credit information or opinion on whether the subscription of the Bond or the Conversion Shares is prudent.

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10.3	The Bondholder hereby represents and warrants to the Issuer that either it has been duly formed and is validly existing as a corporation or other legal entity in good standing under the laws of its jurisdiction of incorporation or is an individual who is not a citizen or resident of the U.S. The Bondholder is not organized under the laws of the U.S. and is not a “U.S. Person” as that term is defined in Rule 902(o) of Regulation S under the Act.

10.4	The Bondholder hereby represents and warrants to the Issuer that the Bond and any Conversion Shares are being acquired for investment for the Bondholder’s own account, not as nominee or agent or on behalf of any U.S. Person as defined in Rule 902(o) of Regulation S, and the Bondholder has no intention of distributing or reselling, or granting any participation in, the Bond or the Conversion Shares, or any part thereof, except in accordance with the Act, the rules and regulations of the U.S. Securities and Exchange Commission promulgated thereunder and all other applicable securities laws, rules and regulations.

10.5	The Bondholder hereby represents and warrants to the Issuer that to the best knowledge of the Bondholder, the Bond, the Bond Documents and the transactions contemplated by them are not part of a plan or scheme to evade the registration provisions of the Act.

10.6	The Bondholder hereby acknowledges, represents and warrants that the Issuer has not made an offer to issue the Bond to the Bondholder in the U.S. other than as permitted in the case of an account managed by a professional fiduciary resident in the U.S. within the meaning of Section 902(o)(2) of Regulation S. At the time of the issue of the Bond and the execution of the Bond Documents and, to the best knowledge of the Bondholder, at the time the issue of the Bond originated, the Bondholder was located and resident outside the U.S., other than as permitted in the case of an account managed by a professional fiduciary resident in the U.S. within the meaning of Section 902(o)(2) of Regulation S.

10.7	The Bondholder hereby acknowledges that no public market now exists for the Bond or the Conversion Shares and that the Issuer has not provided any assurance that a public market will ever exist for the Bond or the Conversion Shares.

10.8	The Bondholder hereby acknowledges, represents and warrants that he has had an opportunity to (i) review the terms and conditions of the Bond Documents, the constitutional documents of the Issuer and any other documents related to the transactions contemplated under the Bond Documents, (ii) to secure all such information as he deems necessary regarding the business, management, properties, prospects and financial condition of each Group Member and (iii) to consult with counsel regarding the subject matter of the Bond Documents. The Bondholder hereby further acknowledges that the Issuer has not made or given any implied or express representations or warranties. In particular, no representations are made and no warranties are given by the Issuer in respect of the business, management, properties, prospects and financial condition of each Group Member.

10.9	The Bondholder hereby acknowledges and understands that the Bond, the Conversion Shares, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

“THE SHARES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

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“TRANSFER OF THESE SHARES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

10.10	The Bondholder hereby consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer of the Bond or Shares set forth in these Conditions.

11	PAYMENTS

11.1	Principal and interest

Payment of principal and interest due:

(a)	other than on an Interest Payment Date shall be made by transfer to the registered account of the Bondholder or by US$ cheque drawn on a bank in Hong Kong mailed to the registered address of the Bondholder if he does not have a registered account. Payment of principal shall only be made after surrender of the Certificate at the principal place of business of the Issuer in Hong Kong; and

(b)	on an Interest Payment Date shall be paid on the due date for the payment of interest to the holder shown on the Register at the close of business on the fifth (5th) day before the due date for the payment of interest (the “Interest Record Date”). Payments of interest on the Bond shall be made by transfer to the registered account of the Bondholder or by US$ cheque drawn on a bank in Hong Kong mailed to the registered address of the Bondholder if he does not have a registered account.

11.2	Rounding

When making payments to or for the benefit of the Bondholder, fractions of one cent shall be rounded down to the nearest cent.

11.3	Registered Accounts

For the purposes of this Condition, the Bondholder’s registered account means the US$ account maintained by or on behalf of the Bondholder with a bank in Hong Kong or any other jurisdiction, details of which appear on the Register at the close of business on the second Business Day before the due date for payment, and the Bondholder’s registered address means his address appearing on the Register at that time.

11.4	Fiscal Laws

All payments are subject in all cases to Law. No commissions or expenses shall be charged to the Bondholder in respect of such payments.

11.5	Payment Initiation

(a)

Where payment is to be made by transfer to a registered account, payment instructions (for value on the due date or, if that is not a Business Day, for value on the first following day which is a Business Day) shall be initiated and, where payment is to be made by cheque, the cheque shall be mailed (at the risk and, if mailed at the request of the holder otherwise than by ordinary mail, expense of the holder) on the due date for payment (or, if it is not a Business Day, the immediately

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following Business Day) or, in the case of a payment of principal, if later, on the Business Day on which the Certificate is surrendered at the principal place of business of the Issuer in Hong Kong.

(b)	If any date for payment is not a Business Day, the Bondholder shall not be entitled to payment until the next following Business Day nor to any interest or other payment for any delay after the due date in receiving the amount due, if the Bondholder is late in surrendering its Certificate (if required to do so) or if a cheque mailed in accordance with this Condition arrives after the due date for payment.

12	REDEMPTION AND CANCELLATION

12.1	Redemption by the Bondholder

The Bondholder shall have the right to require the Issuer to redeem the Bond at any time on or after the date which is eighteen (18) months after the Issue Date by delivering a Redemption Notice together with the Certificate to the Issuer and the Issuer shall redeem the Bond no later than ninety (90) days after receipt of such Redemption Notice and the Certificate at the Redemption Amount. For the purpose of these Conditions, the “Redemption Amount” means the outstanding principal amount of the Bond elected to be redeemed pursuant to this Condition 12, together with any unpaid interest accruing on such outstanding principal amount of the Bond to be redeemed since (but excluding) the Interest Payment Date last preceding the relevant date of redemption up to (but excluding) such date of redemption. A Redemption Notice once delivered shall be irrevocable and may not be withdrawn unless the Issuer consents in writing to such withdrawal.

12.2	Maturity

(a)	Unless previously redeemed or converted and cancelled as provided in these Conditions, the Issuer shall redeem the Bond by payment of the Maturity Redemption Amount in respect of the Bond on the Maturity Date in accordance with these Conditions.

(b)	Except as provided in these Conditions (including Conditions 12 and 13), neither the Issuer nor the Bondholder may redeem the Bond at his option prior to the Maturity Date.

12.3	Cancellation

The Bond shall be cancelled upon redemption or conversion and the Issuer is entitled to update the Register accordingly to reflect such redemption or conversion.

12.4	Notices

All notices given pursuant to this Condition 12 shall be given in accordance with Condition 18.

13	EVENTS OF DEFAULT

13.1	Events or Circumstances Constituting Events of Default

Each of the following events or circumstances is an Event of Default for the purposes of Condition 13.2, unless otherwise agreed by the Bondholder or otherwise expressly permitted under any Bond Document:

(a)	If the Issuer fails to make a payment, whether of principal, interest or otherwise, in accordance with the Bond Documents and such default continues for a period of ten (10) Business Days after the due date for such payment.

(b)	Any failure by the Issuer to deliver any Conversion Shares as and when the Conversion Shares are required to be delivered following conversion of the Bond and such failure continues for more than ten (10) Business Days.

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13.2	Bondholder Rights Upon Event of Default

Upon the occurrence of an Event of Default which is continuing, the Bondholder shall have the right to require the Issuer to redeem the Bond by delivering a Redemption Notice together with the Certificate to the Issuer. A Redemption Notice once delivered shall be irrevocable and may not be withdrawn unless the Issuer consents in writing to such withdrawal. The Issuer shall redeem the Bond no later than ninety (90) days after receipt of such Redemption Notice and the Certificate at the Redemption Amount.

14	MATURITY REDEMPTION AMOUNT

Unless previously redeemed or converted and cancelled as provided in these Conditions, the Issuer shall on the Maturity Date redeem the Bond at the Maturity Redemption Amount. For the purpose of these Conditions, the “Maturity Redemption Amount” means the outstanding principal amount of the Bond, together with any unpaid interest accruing on such outstanding principal amount of the Bond since (but excluding) the Interest Payment Date last preceding the Maturity Date up to (but excluding) the Maturity Date. Except as provided in these Conditions (including Conditions 12 and 13), the Bond shall not be redeemed or repaid prior to the Maturity Date.

15	MODIFICATION AND WAIVER

15.1	Agreement in writing

The Bond and these Conditions may only be varied by agreement in writing between the Issuer and the Bondholder.

15.2	Modification and Waiver

The Bondholder may agree in writing with the Issuer to the waiver or authorisation of any breach, or proposed breach, of the Bond and these Conditions. The Bond and these Conditions may be amended without the consent of the Bondholder to correct a manifest or proven error or to comply with mandatory provisions of Law. Any such modification, waiver or authorisation shall be binding on the Bondholder and any such modification shall be notified by the Issuer to the Bondholder as soon as practicable thereafter.

16	TRANSFER AND REGISTRATION OF THE BOND; ISSUE OF CERTIFICATES

16.1	Procedure for transfer

(a)

Notwithstanding any provision to the contrary in the Bond Documents, the Bond cannot be transferred unless with the written consent of the Issuer and upon the execution of the form of transfer substantially in the form set forth in Annexure 1 endorsed under the hand of the transferor or, where the transferor is a corporation, under its common seal or under the hand of a director or a duly authorised officer in writing. The Bondholder shall cause its shareholders, affiliates, or any other person controlling the Bondholder to abide by this Condition 16 and procure that

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restrictions set forth in this Condition 16 shall not be avoided by the direct or indirect sale, transfer, disposal, issuance or redemption of any shares (or other interest) in the Bondholder or in a shareholder, affiliate or such other person having control over the Bondholder or otherwise. In this Condition, a reference to “transferor” shall (where the context permits or requires) include joint transferors and be construed accordingly.

(b)	The transferor of the Bond shall be deemed to remain the holder of the Bond until the name of the transferee is entered in the Register as the holder thereof. Registration of a transfer of the Bond shall be effected without charge by or on behalf of the Issuer, or any registrar of the Issuer, but upon payment by the transferor (or the giving of such indemnity as the Issuer, or any such registrar, may require) in respect of any costs, taxes or other governmental charges which may be imposed in relation to it.

(c)	The Certificate issued in respect of the Bond to be transferred must be delivered for registration to the Issuer accompanied by such other evidence as the Issuer may reasonably require to prove the title of the transferor or his right to transfer the Bond and his identity and, if the form of transfer is executed by some other person on behalf of the transferor or in the case of the execution of a form of transfer on behalf of a corporation by its officers, the authority of that person or those persons to do so. The signature of the person effecting a transfer of the Bond shall conform to any list of duly authorised specimen signatures supplied by the holder of the Bond.

(d)	The new Certificate to be issued upon a transfer of Bond shall, within five (5) Business Days of receipt by the Issuer of the Certificate and form of transfer complying with the requirements of this Condition 16.1, be made available for collection at the principal place of business of the Issuer in Hong Kong, or if so requested in the form of transfer, be mailed by uninsured mail (at the risk of the transferee) to the address specified in the form of transfer.

(e)	Subject to the other provisions of this Condition 16, the Issuer shall register the transfer of the Bond only upon presentation of an executed and duly completed form of transfer together with the Certificate and any other documents thereby required.

16.2	Entitlement to Certificate

(a)	The executors or administrators of a deceased Bondholder (not being one of several joint holders) and, in the case of the death of one or more of joint holders, the survivor or survivors of such joint holders, shall be the only persons recognised by the Issuer as having any title to the Bond.

(b)	Any person becoming entitled to the Bond in consequence of the death or bankruptcy of the Bondholder may, upon producing such evidence that he holds the position in respect of which he proposes to act under this Condition or of his title as the Issuer shall reasonably require (including certificates and/or legal opinions), be registered himself as the holder of the Bond or, subject to this Condition and with the written consent of the Issuer, may transfer the Bond. The Issuer may retain any amount payable upon the Bond to which any person is so entitled until such person shall be so registered or shall duly transfer the Bond.

(c)	Unless otherwise requested by it, a holder of Bond shall receive only one (1) Certificate in respect of his holding.

(d)	The joint holders of a Bond shall be entitled to one (1) Certificate only in respect of their joint holding which shall, except where they otherwise direct, be delivered to the joint holder whose name appears first in the Register in respect of the joint holding.

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16.3	Transfer and formalities free of charge

Registration of the holding of the Bond or any transfer of the Bond shall be effected without charge by or on behalf of the Issuer, or any registrar of the Issuer, but upon payment by the transferor (or the giving of such indemnity as the Issuer, or any such registrar, may require) in respect of any costs, taxes or other governmental charges which may be imposed in relation to it. If the Bondholder entitled to receive the Certificate wishes to have it delivered to him otherwise than at the specified office of the Issuer, such delivery shall be made upon his written request to the Issuer, at his risk and at his expense.

16.4	Closed Period

The Bondholder may not require the transfer of the Bond to be registered: (a) during the period of fifteen (15) days ending on (and including) the dates for payment of any principal or any other amounts pursuant to these Conditions; (b) during the period of fifteen (15) days ending on (and including) any Interest Payment Date; (c) after a Conversion Notice has been delivered with respect to the Bond pursuant to these Conditions; or (d) after a Redemption Notice has been delivered with respect to the Bond pursuant to these Conditions.

17	REPLACEMENT OF CERTIFICATES

If the Certificate is mutilated, defaced, destroyed, stolen or lost, it shall be replaced at the principal place of business of the Issuer in Hong Kong upon payment by the claimant of costs and expenses incurred in connection with such replacement and on such terms as to evidence and indemnity as the Issuer may require. A mutilated or defaced Certificate must be surrendered before a replacement will be issued.

18	NOTICES

18.1	Notices to Issuer

(a)	All notices to the Issuer shall be validly given if delivered in person or sent by letter or facsimile transmission addressed to the Issuer at:

Address:	Suite 2204, 22/F, Sun Life Tower
The Gateway, 15 Canton Road
Tsimshatsui, Kowloon, Hong Kong

Fax:	+852 2111 1890

Attention:	Ms. Chris Fan

or any substitute address or fax number which the Issuer may notify to the Bondholder by not less than ten (10) Business Days’ notice.

(b)	Any communication or notice made to the Issuer under or in connection with these Conditions will only be effective:

(i)	if by way of fax, at the time of its despatch (subject to confirmation of uninterrupted transmission by the sender by a transmission report);

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(ii)	if by personal delivery by hand or courier, at the time of delivery at the address referred to in Condition 18.1(a);

(iii)	if by local post (other than airmail) or registered mail, at 10:00 am on the second Business Day after posting; and

(iv)	if by airmail, at 10:00 am on the fifth (5th) Business Day after posting.

18.2	Notices to the Bondholder

All notices to the Bondholder under or in connection with these Conditions shall be validly given if mailed to him at his address in the Register. Condition 18.1(b) shall apply mutatis mutandis to notices given by the Issuer to the Bondholder under or in connection with these Conditions.

19	LANGUAGE

These Conditions are in English. If a translation is prepared, the English version shall prevail and the translation shall be for information purposes only.

20	GOVERNING LAW AND ARBITRATION

(a)	The Bond and any dispute or claim arising out of or in connection with it or these Conditions or any Bond Document shall be governed by, and construed in accordance with, Hong Kong law.

(b)	Any dispute, controversy or claim arising out of or in connection with the Bond or these Conditions or any Bond Document (including a dispute regarding the existence, validity, formation, effect, interpretation, performance or termination of the Bond or these Conditions) shall be settled by arbitration.

(c)	The arbitral proceedings shall be conducted as follows:

(i)	the place of arbitration shall be in Hong Kong at the Hong Kong International Arbitration Center (“HKIAC”);

(ii)	the arbitration proceedings shall be conducted in English;

(iii)	the UNCITRAL Arbitration Rules in force as at the Issue Date (as may be amended by these Conditions) shall apply;

(iv)	there shall be three (3) arbitrators to be mutually agreed upon by the Issuer and the Bondholder or, in absence of mutual agreement, each of (A) the Issuer (on the one hand) and (B) the Bondholder (on the other hand) may nominate one (1) arbitrator and the third arbitrator shall be appointed by the Chairman for the time being of the HKIAC;

(v)	the arbitration proceedings shall be administered by the HKIAC in accordance with the HKIAC Procedures for Arbitration in force as at the Issue Date;

(vi)	an award by the arbitrators shall be final and conclusive and binding upon the Issuer and the Bondholder and shall not be subject to further appeal; and

(vii)	judgment upon the award rendered may be entered in any court having jurisdiction and each of the Issuer and the Bondholder submits to the non-exclusive jurisdiction of the Hong Kong courts for this purpose.

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21	TERMINATION OF CONDITIONS

Notwithstanding anything to the contrary in any Bond Document, the Issuer’s covenants, obligations and conditions, and the Bondholder’s rights, benefits and claims under the Bond Documents, at law and/or in equity, insofar as the Bondholder’s Bond is concerned, shall terminate and have no force and effect upon the earlier of the date on which the Bond is converted or redeemed (as the case may be).

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ANNEXURE 1

FORM OF TRANSFER

CHINA METRO-RURAL HOLDINGS LIMITED

(a company limited by shares incorporated in the British Virgin Islands)

US$10,000,000 10% CONVERTIBLE BOND DUE 2016

To:	CHINA METRO-RURAL HOLDINGS LIMITED (the “Issuer”)

I am/We are* the holder of US$10,000,000 in aggregate principal amount of the Bond issued by the Issuer on March 20, 2014, with Certificate number 1.

References in this Transfer Form to “Conditions” are to the terms and conditions on which the Bond was issued, as may have been amended from time to time. Terms defined in the Conditions shall have the same meaning in this Transfer Form, save where the context otherwise requires.

1.	I/We* hereby transfer the Bond registered in my/our* name in the register of bondholders to:

of/whose registered office address is at:

(the “Transferee”)

2.	I/We* hereby request that a Certificate in respect of the transferred Bond be issued to the person whose name and address are set out in paragraph 1 above and that such Certificate:

* (a)	be despatched to the person whose name and address is given below and in the manner specified below:

Name	:

Address	:

Manner of despatch: [Registered mail/recorded mail/courier]*

* (b)	if no name and address is given in (a) above, be made available for collection at the office of the Issuer referred to for that purpose in the Conditions.

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3.	The Certificate in respect of the transferred Bond is enclosed with this Transfer Form.

4.	The registered account of the Transferee (being a US$ account) for the purposes of receipt of principal, interest and any other amounts in respect of the Bond is (unless otherwise instructed by the Transferee) as follows:

Name of Account	:

Account No.	:

Sort Code	:

Name of Bank	:

Address of Bank	:

*	delete as appropriate

Name of Transferor	:

Signature of Transferor	:

Date	:

Notes:

(i)	A representative of the holder should state the capacity in which he signs.

(ii)	The signature of the person effecting a transfer shall conform to any list of duly authorized specimen signatures supplied by the holder or be certified by a recognized bank, notary public, commissioner of oaths, solicitor or in such other manner as the Issuer may reasonably require.

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ANNEXURE 2

FORM OF CONVERSION NOTICE

To:	CHINA METRO-RURAL HOLDINGS LIMITED (the “Issuer”)

In respect of the issue of US$10,000,000 10% convertible bond due 2016 (the “Bond”) issued by the Issuer to [me/us] on March 20, 2014, and its related terms and conditions (the “Conditions”), [I/we] the holder(s) of the Bond hereby give notice of [my/our] desire to exercise the conversion right attached to the Bond at the conversion price in accordance with the Conditions in respect of US$10,000,000 of the principal amount outstanding.

[I/we] agree to accept all the fully paid ordinary shares in the capital of the Issuer (the “Conversion Shares”) to be issued pursuant to this exercise of the conversion right attached to the Bond, subject to the constitutional documents of the Issuer. [I/we] desire the Conversion Shares to be registered in [my/our] name and hereby authorise the entry of [my/our] name in the register of members of the Issuer in respect of the Conversion Shares and the despatch of the related share certificate to [name] at [address].

The Certificate in respect of the converted Bond is enclosed with this Conversion Notice.

Signature of the holder of the Bond:

Name:

Title:

Date:

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ANNEXURE 3

FORM OF REDEMPTION NOTICE

To:	CHINA METRO-RURAL HOLDINGS LIMITED (the “Issuer”)

In respect of the issue of US$10,000,000 10% convertible bond due 2016 (the “Bond”) issued by the Issuer to [me/us] on March 20, 2014, and its terms and conditions (the “Conditions”), [I/we] the holder of the Bond refer to Condition [12.1/13.2] and hereby require the Issuer to redeem the Bond in the aggregate principal amount of US$10,000,000 pursuant to the said Condition and otherwise in accordance with the terms and conditions contained in the Certificate.

The Certificate in respect of the Bond which [I/we] require the Issuer to redeem is enclosed with this Redemption Notice.

Signature of the holder of the Bond:

Name:

Title:

Date:

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